    As filed with the Securities and Exchange Commission on January 30, 2002

                                              1933 Act Registration No. 33-19338
                                             1940 Act Registration No. 811-05426

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                          X
                                                                                                                ---
         Pre-Effective Amendment No.
                                     ----

         Post-Effective Amendment No.  61                                                                        X
                                      ----                                                                      ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                                                  X
                                                                                                             ---
         Amendment No.  62                                                                                       X
                       ----                                                                                     ---

                        (Check appropriate box or boxes.)


                              AIM INVESTMENT FUNDS
               (Exact name of Registrant as Specified in Charter)


                 11 Greenway Plaza, Suite 100, Houston, TX 77046
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (713) 626-1919


                                Robert H. Graham
                          11 Greenway Plaza, Suite 100
                              Houston, Texas 77046
                     (Name and Address of Agent of Service)

                                    Copy to:

Timothy D. Yang, Esq.                                                           Martha J. Hays, Esq.

A I M Advisors, Inc.                                                            Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza, Suite 100                                                    1735 Market Street, 51st Floor
Houston, Texas 77046                                                            Philadelphia, Pennsylvania  19103-7599



Approximate Date of Proposed Public Offering:                 As soon as practicable after the effective date of
                                                              this Amendment

It is proposed that this filing will become effective (check appropriate box):

     immediately upon filing pursuant to paragraph (b)
---

     on (date) pursuant to paragraph (b)
---

 X   60 days after filing pursuant to paragraph (a)(1)
---


     on (date), pursuant to paragraph (a)(1)
---


     75 days after filing pursuant to paragraph (a)(2)
---


     on (date) pursuant to paragraph (a)(2)
---


If appropriate, check the following box:

     This post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

Part A - Prospectus. The AIM Global Biotech Fund Prospectus is incorporated into this filing by reference to the electronic filing of Post-Effective Amendment No. 60 of this Registrant made pursuant to Rule 485(a) under the Securities Act of 1933 on October 12, 2001.

      AIM DEVELOPING

      MARKETS FUND

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


      AIM Developing Markets Fund primarily seeks to provide long-term growth of capital with a secondary investment objective of income.


                                                     AIM--Registered Trademark--
      PROSPECTUS

      MARCH 1, 2002


                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                         - is not FDIC insured;
                                         - may lose value; and
                                         - is not guaranteed by a bank.

        [AIM LOGO APPEAR HERE]                            INVEST WITH DISCIPLINE
        --Registered Trademark--                        --Registered Trademark--

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                       3
- - - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                          3

Performance Table                             3

FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                     4

Expense Example                               4

FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                  5

Advisor Compensation                          5

Portfolio Managers                            5

OTHER INFORMATION                             5
- - - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                 5

Dividends and Distributions                   5

FINANCIAL HIGHLIGHTS                          6
- - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                     A-1
- - - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-4

Exchanging Shares                           A-7

Pricing of Shares                           A-9

Taxes                                       A-9

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------


INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is to provide long-term growth of capital with a secondary investment objective of income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.



  The fund seeks to meet these objectives by investing substantially all of its assets in issuers in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund will invest a majority of its assets in equity securities, and may also invest in debt securities, of developing countries. The fund considers issuers in "developing countries" to be those (1) organized under the laws of a developing country or have a principal office in a developing country; (2) that derive 50% or more, alone or on a consolidated basis, of their total revenues from business in developing countries; or (3) whose securities are trading principally on a stock exchange, or in an over-the-counter market, in a developing country. The fund will normally invest in issuers in at least four countries, but it will invest no more than 25% of its assets in issuers in any one country. The fund also may hold no more than 40% of its assets in any one foreign currency and securities denominated in or indexed to such currency. The fund may invest in debt securities when economic and other factors appear to favor such investments. The fund may also invest up to 50% of its assets in lower-quality debt securities, i.e., "junk bonds."


  The fund may invest up to 50% of its total assets in the following types of developing market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (sovereign debt), and "Brady Bonds"; (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of sovereign debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. There is no requirement with respect to the maturity or duration of debt securities in which the fund may invest.


  The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of those factors materially change.


  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objectives.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a bond's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

  These factors may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower-quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.


  The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.


  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.



                                    [GRAPH]

                                                                        ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
1995..................................................................   -0.95%
1996..................................................................   23.59%
1997..................................................................   -8.49%
1998..................................................................  -35.32%
1999..................................................................   61.50%
2000..................................................................  -33.45%
2001..................................................................   -1.84%



  During the periods shown in the bar chart, the highest quarterly return was 34.72% (quarter ended December 31, 2001) and the lowest quarterly return was -27.81% (quarter ended September 30, 1998).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                   SINCE      INCEPTION
December 31, 2001)                   1 YEAR   5 YEARS   INCEPTION     DATE
-------------------------------------------------------------------------------
Class A
  Return Before Taxes                (6.52)%   (9.87)%    (5.71)%    01/11/94
  Return After Taxes on
     Distributions                   (6.93)   (10.40)     (6.66)     01/11/94
  Return After Taxes on
     Distributions and Sale of Fund
     Shares                          (3.98)    (7.70)     (4.68)     01/11/94
Class B
  Return Before Taxes                (7.27)       --     (10.41)     11/03/97
Class C
  Return Before Taxes                (3.39)       --       2.10      03/01/99
-------------------------------------------------------------------------------
MSCI Emerging Markets Free Index(1)
  (reflects no deduction for [fees,
  expenses, or taxes])               (2.37)    (5.74)     (4.48)(2)  12/31/93(2)
-------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.


(1) The Morgan Stanley Capital International Emerging Markets Free Index measures the performance of securities listed on the exchanges of 26 countries. The index excludes shares that are not readily purchased by non-local investors.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)              CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)   None(1)   5.00%     1.00%
---------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are
deducted from fund assets)    CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Management Fees                 0.98%     0.98%     0.98%

Distribution and/or
Service (12b-1) Fees            0.42      1.00      1.00

Other Expenses                  0.86      0.87      0.87

Total Annual Fund
Operating Expenses              2.26      2.85      2.85

Fee Waivers(3)                  0.50      0.50      0.50

Net Expenses                    1.76      2.35      2.35
---------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) There is no guarantee that actual expenses will be the same as those shown in the table.


(3) The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 1.75%, 2.40% and 2.40%, respectively.


You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $693    $1,148    $1,628     $2,947
Class B    788     1,183     1,704      3,036
Class C    388       883     1,504      3,176
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $693    $1,148    $1,628     $2,947
Class B    288       883     1,504      3,036
Class C    288       883     1,504      3,176
----------------------------------------------


                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO Asset Management Limited (the subadvisor), an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 11 Devonshire Square, London, EC2M 4YR, England. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1967. Today, the advisor, together with its subsidiaries, advises or manages over [130] investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 2001, the advisor received compensation of 0.48% of average daily net assets.


PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- William Barron, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1995.


- John Cleary, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1997 to 1998, he was Manager of a global emerging markets fixed income fund for West Merchant Bank Ltd.


- Christine Rowley, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1991.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Developing Markets Fund are subject to the maximum of 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                                       TEN MONTHS
                                                                 YEAR ENDED OCTOBER 31,                   ENDED       YEAR ENDED
                                                     -----------------------------------------------   OCTOBER 31,   DECEMBER 31,
                                                      2001(a)       2000(a)     1999(a)     1998(a)      1997(b)         1996
                                                     ---------     ---------   ---------   ---------   -----------   ------------
Net asset value, beginning of period                 $   8.89      $   9.86    $   7.53     $ 12.56     $  13.84       $  11.60
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.15          0.01        0.06        0.39(c)      0.25           0.53
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (2.67)        (0.95)       2.36       (5.10)       (1.53)          2.19
=================================================================================================================================
    Total from investment operations                    (2.52)        (0.94)       2.42       (4.71)       (1.28)          2.72
=================================================================================================================================
Redemptions fees retained                                  --          0.01        0.03        0.28           --             --
=================================================================================================================================
Less distributions from net investment income           (0.05)        (0.04)      (0.12)      (0.60)          --          (0.48)
=================================================================================================================================
Net asset value, end of period                       $   6.32      $   8.89    $   9.86     $  7.53     $  12.56       $  13.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                                        (28.51)%       (9.52)%     33.11%     (37.09)%      (9.25)%        23.59%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $110,756      $136,160    $157,198     $87,517     $457,379       $504,012
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense):
  With fee waivers                                       1.76%(e)      1.87%       1.91%       1.93%        1.75%(f)       1.82%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                    2.26%(e)      1.95%       2.38%       2.34%        1.83%(f)       1.85%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                 1.95%(e)      0.05%       0.68%       3.84%        2.03%(f)       4.07%
=================================================================================================================================
Ratio of interest expense to average net assets          0.00%(e)      0.01%       0.01%       0.20%          --             --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                   144%          192%        125%        111%         184%           138%
_________________________________________________________________________________________________________________________________
=================================================================================================================================


(a)  Calculated using average shares outstanding.

(b) Prior to November 1, 1997 the Fund was known as G.T. Developing Markets Fund, Inc. All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.

(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.

(d) Does not include sales charges and is not annualized for periods less than one year.


(e)  Ratios are based on average daily net assets of $114,491,339.

(f)  Annualized.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                     CLASS B
                                                            ---------------------------------------------------------
                                                                                                     NOVEMBER 3, 1997
                                                                                                       (DATE SALES
                                                                   YEAR ENDED OCTOBER 31,               COMMENCED)
                                                            -------------------------------------     TO OCTOBER 31,
                                                            2001(a)        2000(a)        1999(a)        1998(a)
                                                            -------        -------        -------    ----------------
Net asset value, beginning of period                        $ 8.79         $ 9.79         $ 7.49         $ 12.56
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                0.11          (0.06)          0.01            0.31(b)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              (2.65)         (0.94)          2.37           (5.07)
=====================================================================================================================
    Total from investment operations                         (2.54)         (1.00)          2.38           (4.76)
=====================================================================================================================
Redemptions fees retained                                       --             --             --            0.28
=====================================================================================================================
Less distributions from net investment income                   --             --          (0.08)          (0.59)
=====================================================================================================================
Net asset value, end of period                              $ 6.25         $ 8.79         $ 9.79         $  7.49
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(c)                                             (28.90)%       (10.21)%        32.14%         (39.76)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $51,040        $79,754        $49,723        $   154
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets (including
  interest expense):
  With fee waivers                                            2.35%(d)       2.47%          2.51%           2.68%(e)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         2.85%(d)       2.55%          2.98%           3.09%(e)
=====================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      1.36%(d)      (0.56)%         0.08%           3.09%(e)
=====================================================================================================================
Ratio of interest expense to average net assets               0.00%(d)       0.01%          0.01%           0.20%(e)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                        144%           192%           125%            111%
_____________________________________________________________________________________________________________________
=====================================================================================================================


(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.

(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.


(d)  Ratios are based on average daily net assets of $60,408,045.

(e)  Annualized.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                              CLASS C
                                                              ----------------------------------------
                                                                                        MARCH 1, 1999
                                                                                         (DATE SALES
                                                              YEAR ENDED OCTOBER 31,      COMMENCED)
                                                              ----------------------    TO OCTOBER 31,
                                                              2001(a)       2000(a)        1999(a)
                                                              --------      --------    --------------
Net asset value, beginning of period                          $  8.79       $  9.79         $ 7.47
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.10         (0.06)            --
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.64)        (0.94)          2.32
======================================================================================================
    Total from investment operations                            (2.54)        (1.00)          2.32
======================================================================================================
Net asset value, end of period                                $  6.25       $  8.79         $ 9.79
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                (28.90)%      (10.21)%        31.06%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 1,682       $ 1,618         $  412
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                               2.35%(c)      2.47%          2.51%(d)
------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.85%(c)      2.55%          2.98%(d)
======================================================================================================
Ratio of net investment income (loss) to average net assets      1.36%(c)     (0.56)%         0.08%(d)
======================================================================================================
Ratio of interest expense to average net assets                  0.00%(c)      0.01%          0.01%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate                                           144%          192%           125%
______________________________________________________________________________________________________
======================================================================================================


(a)  Calculated using average shares outstanding.

(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.


(c)  Ratios are based on average daily net assets of $1,555,907.

(d)  Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases(1)      charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")
                                     - Converts to Class A shares at      - Does not convert to Class A
                                       the end of the month which is        shares
                                       eight years after the date on
                                       which shares were purchased
                                       along with a pro rata portion
                                       of its reinvested dividends and
                                       distributions(2)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) A contingent deferred sales charge may apply in some cases.
      (2) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29,
          1998 and continue to hold them, those shares will convert to
          Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM
          Fund, the shares into which you exchanged will not convert to
          Class A shares until the end of the month which is eight
          years after the date on which you purchased your original
          shares.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000     5.50%          5.82%
$ 25,000 but less than $   50,000     5.25           5.54
$ 50,000 but less than $  100,000     4.75           4.99
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

                                      A-1                             MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

            CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000     4.75%          4.99%
$ 50,000 but less than $  100,000     4.00           4.17
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     2.50           2.56
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

            CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000     1.00%          1.01%
$100,000 but less than $  250,000     0.75           0.76
$250,000 but less than $1,000,000     0.50           0.50
-------------------------------------------------------------

SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a contingent deferred sales charge (CDSC) of 1%.

  You can also make a Large Purchase of Class A shares of Category III Funds at net asset value. If your purchase occurs on or after November 15, 2001, the shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1.0% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001.

  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

  The distributor may pay a dealer concession and/or a service fee for Large Purchases.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE             CLASS B            CLASS C
----------------------------------------------------------
First                        5%                 1%
Second                       4                 None
Third                        3                 None
Fourth                       3                 None
Fifth                        2                 None
Sixth                        1                 None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a

13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

MCF--1/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------
INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                         50                                                25

IRA, Education IRA or Roth IRA                    250                                                50

All other accounts                                500                                                50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order.

PURCHASE OPTIONS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name:
                                A I M Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

                                      A-3                              MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

MCF--1/02                              A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO
NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

   SHARES
 INITIALLY       SHARES HELD AFTER AN      CDSC APPLICABLE UPON
 PURCHASED             EXCHANGE            REDEMPTION OF SHARES
------------     ---------------------     ---------------------
- Class A        - Class A shares of       - 1% if shares are
  shares of        Category I or II          redeemed within 18
  Category I       Fund                      months of initial
  or II Fund     - Class A shares of         purchase of
                   Category III Fund         Category I or II
                 - AIM Cash Reserve          Fund shares
                   Shares of AIM Money
                   Market Fund
- Class A        - Class A shares of       - No CDSC
  shares of        Category III Fund
  Category III   - Class A shares of
  Fund             AIM Tax-Exempt Cash
                   Fund
                 - AIM Cash Reserve
                   Shares of AIM Money
                   Market Fund

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund on and after November 15, 2001, or if you make additional purchases of Class A shares or AIM Cash Reserve Shares on and after November 15, 2001 at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares
- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III Fund       redeemed within 12
  Category    - Class A shares of       months of initial
  III Fund      AIM Tax-Exempt Cash     purchase of
                Fund                    Category III Fund
              - AIM Cash Reserve        shares
                Shares of AIM Money
                Market Fund

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

                                      A-5                              MCF--1/02

                                 THE AIM FUNDS

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

MCF--1/02                               A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account.

  You may, within 120 days after you sell Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

  If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may also exchange Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares, and Class C shares for other Class C shares; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class C shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

For shares purchased prior to November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

                                      A-7                              MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

- on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund that are subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

MCF--1/02                              A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
-------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                                      A-9                              MCF--1/02

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

-------------------------------------------------------

BY MAIL:            A I M Fund Services, Inc.
                    P.O. Box 4739
                    Houston, TX 77210-4739

BY TELEPHONE:       (800) 347-4246

ON THE INTERNET:    You can send us a request
                    by e-mail or download
                    prospectuses, annual or
                    semiannual reports via our
                    website:
                    http://www.aimfunds.com

-------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Developing Markets Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   DVM-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM GLOBAL ENERGY FUND
      -------------------------------------------------------------------------

      AIM Global Energy Fund seeks to provide long-term growth of capital.

                                                     AIM--Registered Trademark--
       PROSPECTUS

       MARCH 1, 2002


                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                             INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

                             ----------------------
                             AIM GLOBAL ENERGY FUND
                             ----------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                       3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                          3

Performance Table                             3

FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                     4

Expense Example                               4

FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                   5

Advisor Compensation                          5

Portfolio Managers                            5

OTHER INFORMATION                             5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                 5

Dividends and Distributions                   5

FINANCIAL HIGHLIGHTS                          6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                     A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-4

Exchanging Shares                           A-7

Pricing of Shares                           A-9

Taxes                                       A-9

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM GLOBAL ENERGY FUND
                             ----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of domestic and foreign energy sector companies. The fund considers an "energy sector company" to be one that (1) derives at least 50% of its gross income or net sales from energy sector activities; (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year; or (3) based on other available information, the advisor determines that its primary business is within the energy sector. Such companies include those that develop, produce, provide, operate, own or distribute products or services related to energy. Products or services include, but are not limited to, exploration, production, development, refinement, management, storage or distribution of oil, gas, electricity and coal, as well as nuclear, geothermal, oil shale, solar power and other alternative energy sources; onshore or offshore drilling; production and well maintenance; pipelines; energy conservation; pollution control technology; and equipment supply and services and plant design or construction. The fund may invest up to 35% of its assets in debt securities issued by energy companies, or in equity and debt securities of other companies the portfolio managers believe will benefit from developments in the energy industry.

  The fund will normally invest in the securities of issuers located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds."

  The portfolio managers allocate the fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the fund's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting the energy industry, such as increasing regulation of the energy sector by both U.S. and foreign governments, developments in the energy sector and energy conservation initiatives. Increased energy regulations may, among other things, increase compliance costs and affect business opportunities for the companies in which the portfolio invests. The value is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.

  Because the fund focuses its investments in the energy industry, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

                             ----------------------
                             AIM GLOBAL ENERGY FUND
                             ----------------------

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.


  The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return.


  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other government agency.

                             ----------------------
                             AIM GLOBAL ENERGY FUND
                             ----------------------


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.



ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------


The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]


                                                                        ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
1995..................................................................    7.05%
1996..................................................................   47.19%
1997..................................................................   -1.51%
1998..................................................................  -34.31%
1999..................................................................   18.69%
2000..................................................................    0.77%
2001..................................................................  -17.03%



  During the periods shown in the bar chart, the highest quarterly return was 31.87% (quarter ended September 30, 1997) and the lowest quarterly return was -21.61% (quarter ended September 30, 1998).


PERFORMANCE TABLE(1)

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                    SINCE     INCEPTION
December 31, 2001)                   1 YEAR   5 YEARS   INCEPTION     DATE
-------------------------------------------------------------------------------
Class A

  Return Before Taxes                (20.94)% (9.37)%     (0.26)%     5/31/94

  Return After Taxes on
     Distributions                   (21.13)   (9.58)     (0.59)      5/31/94

  Return After Taxes on
     Distributions and Sale of Fund
     Shares                          (12.76)   (7.17)     (0.24)      5/31/94

Class B

  Return Before Taxes                (21.63)   (9.29)     (0.12)      5/31/94

Class C

  Return Before Taxes                (18.25)   --          1.80       3/01/99

-------------------------------------------------------------------------------

MSCI AC World Free Index(2)
  (reflects no deduction for [fees,
  expenses, or taxes])               (15.91)    5.18      7.76(3)     5/31/94(3)

-------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.



(1) A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the "Financial
    Highlights" section of this prospectus.


(2) The Morgan Stanley Capital International All Country World Free Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets. The Fund has elected to use the Morgan Stanley Capital International All Country World Free Index as its primary index rather than the Morgan Stanley Capital International All Country World Index since the Morgan Stanley Capital International All Country World Index is no longer available.


(3) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                             ----------------------
                             AIM GLOBAL ENERGY FUND
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------


FEE TABLE


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
---------------------------------------------------------
(fees paid directly from
your investment)              CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)   None(1)   5.00%     1.00%
---------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
---------------------------------------------------------
(expenses that are deducted
from fund assets)             CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Management Fees                 0.98%     0.98%     0.98%

Distribution and/or
Service (12b-1) Fees            0.50      1.00      1.00

Other Expenses                  1.36      1.36      1.36

Total Annual Fund
Operating Expenses              2.84      3.34      3.34

Fee Waivers(3)                  0.84      0.84      0.84

Net Expenses                    2.00      2.50      2.50
---------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) There is no guarantee that actual expenses will be the same as those shown in the table.


(3) The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.


You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $748    $1,313    $1,903     $3,491
Class B    837     1,327     1,941      3,518
Class C    437     1,027     1,741      3,631
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $748    $1,313    $1,903     $3,491
Class B    337     1,027     1,741      3,518
Class C    337     1,027     1,741      3,631
----------------------------------------------


                             ----------------------
                             AIM GLOBAL ENERGY FUND
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION



During the fiscal year ended October 31, 2001, the advisor received compensation of 0.14% of average daily net assets.

PORTFOLIO MANAGERS


The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are


- Roger Mortimer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.


- Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1993 to 1998, he was President of Verissimo Research & Management, Inc.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Energy Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ----------------------
                             AIM GLOBAL ENERGY FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


  A significant portion of the fund's returns was attributable to its investments in IPOs during the fiscal year ended October 31, 2000, which had a magnified impact on the fund due to its relatively small asset base during this period. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return.



                                                                                       CLASS A
                                                                -----------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                                -----------------------------------------------------
                                                                2001(a)      2000(a)    1999(a)    1998(a)    1997(a)
                                                                -------      -------    -------    -------    -------
Net asset value, beginning of period                            $ 12.22      $ 12.12    $ 10.95    $ 20.65    $ 17.43
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.05         0.02       0.02      (0.11)     (0.25)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.69)        0.08       1.15      (8.91)      4.08
=====================================================================================================================
    Total from investment operations                              (1.64)        0.10       1.17      (9.02)      3.83
=====================================================================================================================
Less distributions:
  Dividends from net investment income                               --           --         --      (0.19)        --
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --           --         --      (0.49)     (0.61)
=====================================================================================================================
    Total distributions                                              --           --         --      (0.68)     (0.61)
=====================================================================================================================
Net asset value, end of period                                  $ 10.58      $ 12.22    $ 12.12    $ 10.95    $ 20.65
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  (13.42)%       0.74%     10.68%    (45.02)%    22.64%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $12,224      $12,638    $15,664    $19,463    $69,975
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.00%(c)     2.00%      2.00%      1.98%      2.03%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.84%(c)     2.80%      2.30%      2.29%      2.13%
=====================================================================================================================
Ratio of net investment income (loss) to average net assets        0.45%(c)     0.18%      0.19%     (0.75)%    (1.41)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                             189%         105%       123%       201%       321%
_____________________________________________________________________________________________________________________
=====================================================================================================================


(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.

(c)  Ratios are based on average daily net assets of $12,955,102.

                             ----------------------
                             AIM GLOBAL ENERGY FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                       CLASS B
                                                                -----------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                                -----------------------------------------------------
                                                                2001(a)      2000(a)    1999(a)    1998(a)    1997(a)
                                                                -------      -------    -------    -------    -------
Net asset value, beginning of period                            $ 11.88      $ 11.84    $ 10.75    $ 20.37    $ 17.29
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)       (0.04)     (0.04)     (0.18)     (0.33)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.64)        0.08       1.13      (8.76)      4.02
=====================================================================================================================
    Total from investment operations                              (1.65)        0.04       1.09      (8.94)      3.69
=====================================================================================================================
Less distributions:
  Dividends from net investment income                               --           --         --      (0.19)        --
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --           --         --      (0.49)     (0.61)
=====================================================================================================================
    Total distributions                                              --           --         --      (0.68)     (0.61)
=====================================================================================================================
Net asset value, end of period                                  $ 10.23      $ 11.88    $ 11.84    $ 10.75    $ 20.37
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  (13.89)%       0.34%     10.14%    (45.25)%    21.99%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $12,010      $13,710    $20,019    $28,996    $86,812
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.50%(c)     2.50%      2.50%      2.48%      2.53%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              3.34%(c)     3.30%      2.80%      2.79%      2.63%
=====================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.05)%(c)   (0.32)%    (0.31)%    (1.25)%    (1.91)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                             189%         105%       123%       201%       321%
_____________________________________________________________________________________________________________________
=====================================================================================================================


(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.

(c)  Ratios are based on average daily net assets of $13,865,464.



                                                                                CLASS C
                                                                ---------------------------------------
                                                                                          MARCH 1, 1999
                                                                                           (DATE SALES
                                                                                           COMMENCED)
                                                                YEAR ENDED OCTOBER 31,         TO
                                                                ----------------------     OCTOBER 31,
                                                                2001(a)       2000(a)        1999(a)
                                                                --------      --------    -------------
Net asset value, beginning of period                            $ 11.88        $11.84        $10.00
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)        (0.04)        (0.03)
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.63)         0.08          1.87
=======================================================================================================
    Total from investment operations                              (1.64)         0.04          1.84
=======================================================================================================
Net asset value, end of period                                  $ 10.24        $11.88        $11.84
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                  (13.80)%        0.34%        18.40%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   937        $  453        $   41
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.50%(c)      2.50%         2.50%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers                                              3.34%(c)      3.30%         2.80%(d)
=======================================================================================================
Ratio of net investment income (loss) to average net assets       (0.05)%(c)    (0.32)%       (0.31)%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate                                             189%          105%          123%
_______________________________________________________________________________________________________
=======================================================================================================


(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $843,811.

(d)  Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases(1)      charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")
                                     - Converts to Class A shares at      - Does not convert to Class A
                                       the end of the month which is        shares
                                       eight years after the date on
                                       which shares were purchased
                                       along with a pro rata portion
                                       of its reinvested dividends and
                                       distributions(2)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) A contingent deferred sales charge may apply in some cases.
      (2) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29,
          1998 and continue to hold them, those shares will convert to
          Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM
          Fund, the shares into which you exchanged will not convert to
          Class A shares until the end of the month which is eight
          years after the date on which you purchased your original
          shares.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000     5.50%          5.82%
$ 25,000 but less than $   50,000     5.25           5.54
$ 50,000 but less than $  100,000     4.75           4.99
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

                                      A-1                             MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

            CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000     4.75%          4.99%
$ 50,000 but less than $  100,000     4.00           4.17
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     2.50           2.56
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

            CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000     1.00%          1.01%
$100,000 but less than $  250,000     0.75           0.76
$250,000 but less than $1,000,000     0.50           0.50
-------------------------------------------------------------

SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a contingent deferred sales charge (CDSC) of 1%.

  You can also make a Large Purchase of Class A shares of Category III Funds at net asset value. If your purchase occurs on or after November 15, 2001, the shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1.0% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001.

  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

  The distributor may pay a dealer concession and/or a service fee for Large Purchases.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE             CLASS B            CLASS C
----------------------------------------------------------
First                        5%                 1%
Second                       4                 None
Third                        3                 None
Fourth                       3                 None
Fifth                        2                 None
Sixth                        1                 None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a

13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

MCF--1/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------
INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                         50                                                25

IRA, Education IRA or Roth IRA                    250                                                50

All other accounts                                500                                                50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order.

PURCHASE OPTIONS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name:
                                A I M Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

                                      A-3                              MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

MCF--1/02                              A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO
NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

   SHARES
 INITIALLY       SHARES HELD AFTER AN      CDSC APPLICABLE UPON
 PURCHASED             EXCHANGE            REDEMPTION OF SHARES
------------     ---------------------     ---------------------
- Class A        - Class A shares of       - 1% if shares are
  shares of        Category I or II          redeemed within 18
  Category I       Fund                      months of initial
  or II Fund     - Class A shares of         purchase of
                   Category III Fund         Category I or II
                 - AIM Cash Reserve          Fund shares
                   Shares of AIM Money
                   Market Fund
- Class A        - Class A shares of       - No CDSC
  shares of        Category III Fund
  Category III   - Class A shares of
  Fund             AIM Tax-Exempt Cash
                   Fund
                 - AIM Cash Reserve
                   Shares of AIM Money
                   Market Fund

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund on and after November 15, 2001, or if you make additional purchases of Class A shares or AIM Cash Reserve Shares on and after November 15, 2001 at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares
- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III Fund       redeemed within 12
  Category    - Class A shares of       months of initial
  III Fund      AIM Tax-Exempt Cash     purchase of
                Fund                    Category III Fund
              - AIM Cash Reserve        shares
                Shares of AIM Money
                Market Fund

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

                                      A-5                              MCF--1/02

                                 THE AIM FUNDS

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

MCF--1/02                               A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account.

  You may, within 120 days after you sell Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

  If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may also exchange Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares, and Class C shares for other Class C shares; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class C shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

For shares purchased prior to November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

                                      A-7                              MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

- on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund that are subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

MCF--1/02                              A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
-------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                                      A-9                              MCF--1/02

                             ----------------------
                             AIM GLOBAL ENERGY FUND
                             ----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

-------------------------------------------------------

BY MAIL:            A I M Fund Services, Inc.
                    P.O. Box 4739
                    Houston, TX 77210-4739

BY TELEPHONE:       (800) 347-4246

ON THE INTERNET:    You can send us a request
                    by e-mail or
                    download prospectuses,
                    annual or
                    semiannual reports via our
                    website:
                    http://www.aimfunds.com

-------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR data base on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Global Energy Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   GEN-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM GLOBAL

      FINANCIAL SERVICES FUND

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Global Financial Services Fund seeks to provide long-term growth of capital.

                                                     AIM--Registered Trademark--
       PROSPECTUS

       MARCH 1, 2002


                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells
                                     you otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                             INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1
-----------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
-----------------------------------------------

PERFORMANCE INFORMATION                       2
-----------------------------------------------

Annual Total Returns                          2

Performance Table                             2

FEE TABLE AND EXPENSE EXAMPLE                 3
-----------------------------------------------

Fee Table                                     3

Expense Example                               3

FUND MANAGEMENT                               4
-----------------------------------------------

The Advisor                                   4

Advisor Compensation                          4

Portfolio Managers                            4

OTHER INFORMATION                             4
-----------------------------------------------

Sales Charges                                 4

Dividends and Distributions                   4

FINANCIAL HIGHLIGHTS                          5
-----------------------------------------------

SHAREHOLDER INFORMATION                     A-1
-----------------------------------------------

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-4

Exchanging Shares                           A-7

Pricing of Shares                           A-9

Taxes                                       A-9

OBTAINING ADDITIONAL INFORMATION     Back Cover
-----------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of domestic and foreign financial services companies. The fund considers a "financial services" company to be one that (1) derives at least 50% of its revenues or earnings from financial services activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that provide financial services (such as commercial banks, insurance brokerages, securities brokerages, investment banks, leasing companies, and real estate-related companies).

  The fund may invest up to 35% of its assets in debt securities of domestic and foreign financial services companies and/or in equity and debt securities of companies outside the financial services industry, which, in the opinion of the portfolio managers, stand to benefit from developments in the financial services industries.

  The fund will normally invest in securities of issuers in at least three countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 40% of its total assets in securities of issuers in any one country, other than the U.S.


  The fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e., "junk bonds."


  The portfolio managers allocate the fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the fund's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting the financial services industry, such as government regulation, rapid business changes, significant competition, and value fluctuations. Such factors may limit the financial commitments that financial services companies can make, including amounts and types of loans, and interest rates they can charge. Because the fund focuses its investments in the financial services industries, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.


  The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return.


  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]


                                                                        ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
1995..................................................................   19.06%
1996..................................................................   15.21%
1997..................................................................   30.32%
1998..................................................................   13.13%
1999..................................................................   24.24%
2000..................................................................   26.43%
2001..................................................................   -9.21%



  During the periods shown in the bar chart, the highest quarterly return was 24.04% (quarter ended December 31, 1998) and the lowest quarterly return was -21.49% (quarter ended September 30, 1998).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------
(for the periods ended                                            SINCE       INCEPTION
December 31, 2001)                1 YEAR        5 YEARS        INCEPTION        DATE
-----------------------------------------------------------------------------------------
Class A
  Return Before Taxes            (13.52)%        14.90%           13.52%       05/31/94
  Return After Taxes on
    Distributions                (13.52)         13.12            12.00        05/31/94
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                   (8.23)         11.58            10.71        05/31/94

Class B
  Return Before Taxes            (14.21)         15.22            13.69        05/31/94

Class C
  Return Before Taxes            (10.56)            --            12.01        03/01/99

-----------------------------------------------------------------------------------------
MSCI AC World Free Index(1)      (15.91)          5.18             7.76(2)     05/31/94(2)
(reflects no deduction for
  [fees, expenses, or taxes])

-----------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.



(1) The Morgan Stanley Capital International All Country World Free Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets. The Fund has elected to use the Morgan Stanley Capital International All Country World Free Index as its primary index rather than the Morgan Stanley Capital International All Country World Index since the Morgan Stanley Capital International All Country World Index is no longer available.


(2) The average annual total return given is since the inception date of the class with the longest performance history.

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)              CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)   None(1)   5.00%     1.00%
---------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)             CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Management Fees                0.98%     0.98%     0.98%

Distribution and/or
Service (12b-1) Fees           0.50      1.00      1.00

Other Expenses                 0.37      0.37      0.37

Total Annual Fund
Operating Expenses             1.85      2.35      2.35
---------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) There is no guarantee that actual expenses will be the same as those shown in the table.



You may also be charged a transaction or other fee by the financial institution managing your account.


  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $654    $1,029    $1,428     $2,541
Class B    738     1,033     1,455      2,562
Class C    338       733     1,255      2,686
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------
Class A    $654    $1,029    $1,428     $2,541
Class B     238       733     1,255      2,562
Class C     238       733     1,255      2,686
-----------------------------------------------


                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 2001, the advisor received compensation of 0.98% of average daily net assets.

PORTFOLIO MANAGERS


The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.


- Robert A. Shelton, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.



- Barrett K. Sides, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.


- Meggan M. Walsh, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1991.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Financial Services Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                             CLASS A
                                                      ------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                      ------------------------------------------------------
                                                      2001(a)       2000(a)    1999(a)    1998(a)    1997(a)
                                                      --------      -------    -------    -------    -------
Net asset value, beginning of period                  $  24.85      $ 23.23    $ 17.05    $ 17.22    $ 14.20
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.06)       (0.07)     (0.02)      0.07       0.04
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      (4.13)        5.87       6.25       0.37       3.97
============================================================================================================
    Total from investment operations                     (4.19)        5.80       6.23       0.44       4.01
============================================================================================================
Less distributions:
  Dividends from net investment income                      --        (0.25)     (0.02)     (0.01)        --
------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  (0.26)       (3.93)     (0.03)     (0.60)     (0.99)
============================================================================================================
    Total distributions                                  (0.26)       (4.18)     (0.05)     (0.61)     (0.99)
============================================================================================================
Net asset value, end of period                        $  20.40      $ 24.85    $ 23.23    $ 17.05    $ 17.22
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                         (17.03)%      30.06%     36.62%      2.53%     29.91%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $126,816      $95,393    $30,987    $28,433    $29,639
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements          1.85%(c)     2.00%      1.99%      1.97%      2.29%
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements       1.85%(c)     2.00%      2.12%      1.99%      2.36%
============================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (0.26)%(c)   (0.33)%    (0.08)%     0.37%      0.23%
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                     53%          41%       107%       111%        91%
____________________________________________________________________________________________________________
============================================================================================================


(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.

(c)  Ratios are based on average daily net assets of $128,556,961.

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                     CLASS B
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                              2001(a)       2000(a)    1999(a)    1998(a)    1997(a)
                                                              --------      -------    -------    -------    -------
Net asset value, beginning of period                          $  24.14      $ 22.67    $ 16.71    $ 16.97    $ 14.06
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)       (0.18)     (0.12)     (0.02)     (0.04)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (4.00)        5.72       6.11       0.37       3.94
====================================================================================================================
    Total from investment operations                             (4.17)        5.54       5.99       0.35       3.90
====================================================================================================================
Less distributions:
  Dividends from net investment income                              --        (0.14)        --      (0.01)        --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.26)       (3.93)     (0.03)     (0.60)     (0.99)
====================================================================================================================
    Total distributions                                          (0.26)       (4.07)     (0.03)     (0.61)     (0.99)
====================================================================================================================
Net asset value, end of period                                $  19.71      $ 24.14    $ 22.67    $ 16.71    $ 16.97
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                 (17.45)%      29.40%     35.91%      2.08%     29.13%
____________________________________________________________________________________________________________________
====================================================================================================================

Ratios/supplemental data:

Net assets, end of period (000s omitted)                      $114,852      $92,343    $49,619    $48,785    $47,585
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.35%(c)     2.50%      2.49%      2.47%      2.79%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.35%(c)     2.50%      2.62%      2.49%      2.86%
====================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.76)%(c)   (0.83)%    (0.58)%    (0.13)%    (0.27)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                             53%          41%       107%       111%        91%
____________________________________________________________________________________________________________________
====================================================================================================================



(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.

(c)  Ratios are based on average daily net assets of $118,347,800.



                                                                             CLASS C
                                                              --------------------------------------
                                                                                       MARCH 1, 1999
                                                                   YEAR ENDED           (DATE SALES
                                                                   OCTOBER 31,         COMMENCED) TO
                                                              ---------------------     OCTOBER 31,
                                                              2001(a)       2000(a)       1999(a)
                                                              --------      -------    -------------
Net asset value, beginning of period                          $ 24.14       $ 22.67       $19.58
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)        (0.18)       (0.08)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.00)         5.72         3.17
====================================================================================================
    Total from investment operations                            (4.17)         5.54         3.09
====================================================================================================
Less distributions:
  Dividends from net investment income                             --         (0.14)          --
----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.26)        (3.93)          --
====================================================================================================
    Total distributions                                         (0.26)        (4.07)          --
====================================================================================================
Net asset value, end of period                                $ 19.71       $ 24.14       $22.67
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                (17.45)%       29.40%       15.78%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $32,290       $20,944       $  605
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.35%(c)      2.50%        2.49%(d)
----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.35%(c)      2.50%        2.62%(d)
====================================================================================================
Ratio of net investment income (loss) to average net assets     (0.76)%(c)    (0.83)%      (0.58)%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate                                            53%           41%         107%
____________________________________________________________________________________________________
====================================================================================================


(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $32,245,961.

(d)  Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases(1)      charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")
                                     - Converts to Class A shares at      - Does not convert to Class A
                                       the end of the month which is        shares
                                       eight years after the date on
                                       which shares were purchased
                                       along with a pro rata portion
                                       of its reinvested dividends and
                                       distributions(2)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) A contingent deferred sales charge may apply in some cases.
      (2) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29,
          1998 and continue to hold them, those shares will convert to
          Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM
          Fund, the shares into which you exchanged will not convert to
          Class A shares until the end of the month which is eight
          years after the date on which you purchased your original
          shares.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000     5.50%          5.82%
$ 25,000 but less than $   50,000     5.25           5.54
$ 50,000 but less than $  100,000     4.75           4.99
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

                                      A-1                             MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

            CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000     4.75%          4.99%
$ 50,000 but less than $  100,000     4.00           4.17
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     2.50           2.56
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

            CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000     1.00%          1.01%
$100,000 but less than $  250,000     0.75           0.76
$250,000 but less than $1,000,000     0.50           0.50
-------------------------------------------------------------

SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a contingent deferred sales charge (CDSC) of 1%.

  You can also make a Large Purchase of Class A shares of Category III Funds at net asset value. If your purchase occurs on or after November 15, 2001, the shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1.0% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001.

  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

  The distributor may pay a dealer concession and/or a service fee for Large Purchases.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE             CLASS B            CLASS C
----------------------------------------------------------
First                        5%                 1%
Second                       4                 None
Third                        3                 None
Fourth                       3                 None
Fifth                        2                 None
Sixth                        1                 None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a

13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

MCF--1/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------
INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                         50                                                25

IRA, Education IRA or Roth IRA                    250                                                50

All other accounts                                500                                                50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order.

PURCHASE OPTIONS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name:
                                A I M Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

                                      A-3                              MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

MCF--1/02                              A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO
NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

   SHARES
 INITIALLY       SHARES HELD AFTER AN      CDSC APPLICABLE UPON
 PURCHASED             EXCHANGE            REDEMPTION OF SHARES
------------     ---------------------     ---------------------
- Class A        - Class A shares of       - 1% if shares are
  shares of        Category I or II          redeemed within 18
  Category I       Fund                      months of initial
  or II Fund     - Class A shares of         purchase of
                   Category III Fund         Category I or II
                 - AIM Cash Reserve          Fund shares
                   Shares of AIM Money
                   Market Fund
- Class A        - Class A shares of       - No CDSC
  shares of        Category III Fund
  Category III   - Class A shares of
  Fund             AIM Tax-Exempt Cash
                   Fund
                 - AIM Cash Reserve
                   Shares of AIM Money
                   Market Fund

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund on and after November 15, 2001, or if you make additional purchases of Class A shares or AIM Cash Reserve Shares on and after November 15, 2001 at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares
- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III Fund       redeemed within 12
  Category    - Class A shares of       months of initial
  III Fund      AIM Tax-Exempt Cash     purchase of
                Fund                    Category III Fund
              - AIM Cash Reserve        shares
                Shares of AIM Money
                Market Fund

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

                                      A-5                              MCF--1/02

                                 THE AIM FUNDS

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

MCF--1/02                               A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account.

  You may, within 120 days after you sell Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

  If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may also exchange Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares, and Class C shares for other Class C shares; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class C shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

For shares purchased prior to November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

                                      A-7                              MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

- on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund that are subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

MCF--1/02                              A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
-------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                                      A-9                              MCF--1/02

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

-------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a request
                             by e-mail or download
                             prospectuses, annual or
                             semiannual reports via our
                             website:
                             http://www.aimfunds.com

-------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Global Financial Services Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   GFS-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM GLOBAL HEALTH

      CARE FUND

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Global Health Care Fund seeks to provide long-term growth of capital.

                                                     AIM--Registered Trademark--
       PROSPECTUS

       MARCH 1, 2002


                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells
                                     you otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                             INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                       3
- - - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                          3

Performance Table                             3

FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                     4

Expense Example                               4

FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                   5

Advisor Compensation                          5

Portfolio Managers                            5

OTHER INFORMATION                             5
- - - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                 5

Dividends and Distributions                   5

FINANCIAL HIGHLIGHTS                          6
- - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                     A-1
- - - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-4

Exchanging Shares                           A-7

Pricing of Shares                           A-9

Taxes                                       A-9

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of domestic and foreign health care companies. The fund considers a "health care company" to be one that (1) derives at least 50% of its revenues or earnings from health care activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that design, manufacture, or sell products or services used for or in connection with health care or medicine (such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, and companies that own or operate health care facilities). The fund may invest up to 35% of its assets in debt securities issued by health care companies, or in equity and debt securities of other companies the portfolio manager believes will benefit from developments in the health care industry.

  The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S.

  The fund may invest in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles. The fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e., "junk bonds."

  The portfolio managers allocate the fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the fund's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds or high-quality debt securities. As a result, the fund may not achieve its investment objective.


  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting the health care industry, such as substantial government regulation. Government regulation may impact the demand for products and services offered by health care companies. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations. Because the fund focuses its investments in the health care industry, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                                        ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
1992..................................................................  -13.51%
1993..................................................................    2.61%
1994..................................................................    0.29%
1995..................................................................   36.96%
1996..................................................................   23.84%
1997..................................................................    7.96%
1998..................................................................   18.43%
1999..................................................................    5.52%
2000..................................................................   52.08%
2001..................................................................    4.70%


  During the periods shown in the bar chart, the highest quarterly return was 21.61% (quarter ended December 31, 1998) and the lowest quarterly return was -14.87% (quarter ended March 31, 1993).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
(for the periods ended December 31,                                  SINCE     INCEPTION
2001)                                1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE
------------------------------------------------------------------------------------------
Class A
  Return Before Taxes                (0.28)%   15.40%     11.94%     15.55%     08/07/89
  Return After Taxes on
     Distributions                   (3.86)    11.45       9.03      13.04      08/07/89
  Return After Taxes on
     Distributions and Sale of Fund
     Shares                           1.23     10.97       8.62      12.32      08/07/89
Class B
  Return Before Taxes                (0.31)    15.72         --      18.10      04/01/93
Class C
  Return Before Taxes                 3.30        --         --      19.62      03/01/99
------------------------------------------------------------------------------------------
MSCI AC World Free Index(1)
  (reflects no deduction for [fees,
  expenses, or taxes])               (15.91)    5.18       8.14       6.90(2)  07/31/89(2)
------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.



(1) The Morgan Stanley Capital International All Country World Free Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets. The Fund has elected to use the Morgan Stanley Capital International All Country World Free Index as its primary index rather than the Morgan Stanley Capital International All Country World Index since the Morgan Stanley Capital International All Country World Index is no longer available.

(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)              CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)   None(1)   5.00%     1.00%
---------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)             CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Management Fees                 0.97%     0.97%     0.97%

Distribution and/or
Service (12b-1) Fees            0.50      1.00      1.00

Other Expenses                  0.28      0.28      0.28

Total Annual Fund Operating
Expenses                        1.75      2.25      2.25
---------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) There is no guarantee that actual expenses will be the same as those shown in the table.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $644    $1,000    $1,379     $2,439
Class B    728     1,003     1,405      2,459
Class C    328       703     1,205      2,585
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $644    $1,000    $1,379     $2,439
Class B    228       703     1,205      2,459
Class C    228       703     1,205      2,585
----------------------------------------------


                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION



During the fiscal year ended October 31, 2001, the advisor received compensation of 0.97% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are


- Derek S. Izuel, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1997.



- Roger Mortimer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.


- Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1993 to 1998, he was President of Verissimo Research & Management, Inc.

- Michael Yellen, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1994.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Health Care Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                              2001(a)       2000(a)     1999(a)     1998(a)     1997(a)
                                                              --------      --------    --------    --------    --------
Net asset value, beginning of period                          $  30.12      $  24.00    $  20.15    $  27.98    $  23.60
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.39)        (0.22)      (0.19)      (0.21)      (0.25)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.44          8.62        4.04       (0.91)       6.48
========================================================================================================================
    Total from investment operations                              3.05          8.40        3.85       (1.12)       6.23
========================================================================================================================
Less distributions:
  Distributions from net realized gains                          (3.24)        (2.28)         --       (6.70)      (1.85)
------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments                     --            --          --       (0.01)         --
========================================================================================================================
    Total distributions                                          (3.24)        (2.28)         --       (6.71)      (1.85)
========================================================================================================================
Net asset value, end of period                                $  29.93      $  30.12    $  24.00    $  20.15    $  27.98
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  10.85%        38.49%      19.11%      (4.71)%     28.36%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $588,072      $460,445    $357,747    $357,534    $472,083
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                           1.75%(c)      1.73%       1.82%       1.84%       1.80%
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.28)%(c)    (0.85)%     (0.81)%     (0.98)%     (1.03)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                            207%          242%        123%        187%        149%
________________________________________________________________________________________________________________________
========================================================================================================================


(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.

(c)  Ratios are based on average daily net assets of $527,697,330.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                         CLASS B
                                                                ----------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                ----------------------------------------------------------
                                                                2001(a)       2000(a)     1999(a)     1998(a)     1997(a)
                                                                --------      --------    --------    --------    --------
Net asset value, beginning of period                            $  28.53      $  22.96    $  19.37    $  27.27    $  23.15
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.51)        (0.34)      (0.30)      (0.30)      (0.37)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     3.25          8.19        3.89       (0.89)       6.34
==========================================================================================================================
    Total from investment operations                                2.74          7.85        3.59       (1.19)       5.97
==========================================================================================================================
Less distributions:
  Distributions from net realized gains                            (3.24)        (2.28)         --       (6.70)      (1.85)
--------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments                       --            --          --       (0.01)         --
==========================================================================================================================
    Total distributions                                            (3.24)        (2.28)         --       (6.71)      (1.85)
==========================================================================================================================
Net asset value, end of period                                  $  28.03      $  28.53    $  22.96    $  19.37    $  27.27
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                    10.32%        37.78%      18.53%      (5.20)%     27.75%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $219,063      $144,861    $102,916    $100,311    $147,440
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                             2.25%(c)      2.23%       2.33%       2.34%       2.30%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets        (1.78)%(c)    (1.35)%     (1.32)%     (1.48)%     (1.53)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                              207%          242%        123%        187%        149%
__________________________________________________________________________________________________________________________
==========================================================================================================================


(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.

(c)  Ratios are based on average daily net assets of $185,403,247.



                                                                                 CLASS C
                                                                -----------------------------------------
                                                                                           MARCH 1, 1999
                                                                      YEAR ENDED            (DATE SALES
                                                                      OCTOBER 31,          COMMENCED) TO
                                                                -----------------------     OCTOBER 31,
                                                                2001(a)         2000(a)       1999(a)
                                                                -------         -------    --------------
Net asset value, beginning of period                            $ 28.53         $ 22.96        $22.50
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.51)          (0.34)        (0.21)
---------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           3.25            8.19          0.67
=========================================================================================================
    Total from investment operations                               2.74            7.85          0.46
=========================================================================================================
Less distributions from net realized gains                        (3.24)          (2.28)           --
=========================================================================================================
Net asset value, end of period                                  $ 28.03         $ 28.53        $22.96
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                   10.32%          37.77%         2.04%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $36,366         $12,339        $1,278
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets                            2.25%(c)        2.23%         2.33%(d)
=========================================================================================================
Ratio of net investment income (loss) to average net assets       (1.78)%(c)      (1.35)%       (1.32)%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                                             207%            242%          123%
_________________________________________________________________________________________________________
=========================================================================================================


(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $23,682,257.

(d)  Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases(1)      charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")
                                     - Converts to Class A shares at      - Does not convert to Class A
                                       the end of the month which is        shares
                                       eight years after the date on
                                       which shares were purchased
                                       along with a pro rata portion
                                       of its reinvested dividends and
                                       distributions(2)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) A contingent deferred sales charge may apply in some cases.
      (2) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29,
          1998 and continue to hold them, those shares will convert to
          Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM
          Fund, the shares into which you exchanged will not convert to
          Class A shares until the end of the month which is eight
          years after the date on which you purchased your original
          shares.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000     5.50%          5.82%
$ 25,000 but less than $   50,000     5.25           5.54
$ 50,000 but less than $  100,000     4.75           4.99
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

                                      A-1                             MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

            CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000     4.75%          4.99%
$ 50,000 but less than $  100,000     4.00           4.17
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     2.50           2.56
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

            CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000     1.00%          1.01%
$100,000 but less than $  250,000     0.75           0.76
$250,000 but less than $1,000,000     0.50           0.50
-------------------------------------------------------------

SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a contingent deferred sales charge (CDSC) of 1%.

  You can also make a Large Purchase of Class A shares of Category III Funds at net asset value. If your purchase occurs on or after November 15, 2001, the shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1.0% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001.

  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

  The distributor may pay a dealer concession and/or a service fee for Large Purchases.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE             CLASS B            CLASS C
----------------------------------------------------------
First                        5%                 1%
Second                       4                 None
Third                        3                 None
Fourth                       3                 None
Fifth                        2                 None
Sixth                        1                 None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a

13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

MCF--1/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------
INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                         50                                                25

IRA, Education IRA or Roth IRA                    250                                                50

All other accounts                                500                                                50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order.

PURCHASE OPTIONS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name:
                                A I M Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

                                      A-3                              MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

MCF--1/02                              A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO
NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

   SHARES
 INITIALLY       SHARES HELD AFTER AN      CDSC APPLICABLE UPON
 PURCHASED             EXCHANGE            REDEMPTION OF SHARES
------------     ---------------------     ---------------------
- Class A        - Class A shares of       - 1% if shares are
  shares of        Category I or II          redeemed within 18
  Category I       Fund                      months of initial
  or II Fund     - Class A shares of         purchase of
                   Category III Fund         Category I or II
                 - AIM Cash Reserve          Fund shares
                   Shares of AIM Money
                   Market Fund
- Class A        - Class A shares of       - No CDSC
  shares of        Category III Fund
  Category III   - Class A shares of
  Fund             AIM Tax-Exempt Cash
                   Fund
                 - AIM Cash Reserve
                   Shares of AIM Money
                   Market Fund

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund on and after November 15, 2001, or if you make additional purchases of Class A shares or AIM Cash Reserve Shares on and after November 15, 2001 at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares
- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III Fund       redeemed within 12
  Category    - Class A shares of       months of initial
  III Fund      AIM Tax-Exempt Cash     purchase of
                Fund                    Category III Fund
              - AIM Cash Reserve        shares
                Shares of AIM Money
                Market Fund

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

                                      A-5                              MCF--1/02

                                 THE AIM FUNDS

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

MCF--1/02                               A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account.

  You may, within 120 days after you sell Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

  If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may also exchange Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares, and Class C shares for other Class C shares; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class C shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

For shares purchased prior to November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

                                      A-7                              MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

- on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund that are subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

MCF--1/02                              A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
-------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                                      A-9                              MCF--1/02

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

-------------------------------------------------------

BY MAIL:            A I M Fund Services, Inc.
                    P.O. Box 4739
                    Houston, TX 77210-4739

BY TELEPHONE:       (800) 347-4246

ON THE INTERNET:    You can send us a request
                    by e-mail or
                    download prospectuses,
                    annual or
                    semiannual reports via our
                    website:
                    http://www.aimfunds.com

-------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Global Health Care Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   GHC-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

        AIM GLOBAL
        INFRASTRUCTURE FUND
        ------------------------------------------------------------------------

        AIM Global Infrastructure Fund seeks to provide long-term growth of capital.

                                                     AIM--Registered Trademark--
        PROSPECTUS

        MARCH 1, 2002


                                       This prospectus contains important
                                       information about the Class A, B and C
                                       shares of the fund. Please read it
                                       before investing and keep it for
                                       future reference.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

                                       An investment in the fund:
                                          - is not FDIC insured;
                                          - may lose value; and
                                          - is not guaranteed by a bank.

        [AIM LOGO APPEARS HERE]                           INVEST WITH DISCIPLINE
        --Registered Trademark--                        --Registered Trademark--

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1
-----------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
-----------------------------------------------

PERFORMANCE INFORMATION                       3
-----------------------------------------------

Annual Total Returns                          3

Performance Table                             3

FEE TABLE AND EXPENSE EXAMPLE                 4
-----------------------------------------------

Fee Table                                     4

Expense Example                               4

FUND MANAGEMENT                               5
-----------------------------------------------

The Advisor                                   5

Advisor Compensation                          5

Portfolio Managers                            5

OTHER INFORMATION                             5
-----------------------------------------------

Sales Charges                                 5

Dividends and Distributions                   5

FINANCIAL HIGHLIGHTS                          6
-----------------------------------------------

SHAREHOLDER INFORMATION                     A-1
-----------------------------------------------

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-4

Exchanging Shares                           A-7

Pricing of Shares                           A-9

Taxes                                       A-9

OBTAINING ADDITIONAL INFORMATION     Back Cover
-----------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.


No dealer, sales person or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of domestic and foreign infrastructure companies. The fund considers an "infrastructure company" to be one that (1) derives at least 50% of its revenues or earnings from infrastructure activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that design, develop, or provide products and services significant to a country's infrastructure (such as transportation systems, communications equipment and services, nuclear power and other energy sources, water supply, and oil, gas, and coal exploration). The fund may invest up to 35% of its assets in debt securities issued by infrastructure companies, or in equity and debt securities of other companies the portfolio managers believe will benefit from developments in the infrastructure industry.

  The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may also invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds."

  The portfolio managers allocate the fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the fund's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting the infrastructure industry, such as substantial political, environmental, and other governmental regulation. Such regulation may, among other things, increase compliance costs and proscribe the development of new technologies. In addition, increases in fuel, energy and other prices have historically limited the growth potential of infrastructure companies.

  Because the fund focuses its investments in the infrastructure industry, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


  The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return.


  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                                        ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
1995..................................................................    6.11%
1996..................................................................   22.56%
1997..................................................................    3.10%
1998..................................................................    4.35%
1999..................................................................   38.96%
2000..................................................................  -12.54%
2001..................................................................  -38.52%


  During the periods shown in the bar chart, the highest quarterly return was 32.53% (quarter ended December 31, 1999) and the lowest quarterly return was -24.56% (quarter ended September 30, 2001).



PERFORMANCE TABLE(1)


The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                                   SINCE      INCEPTION
December 31, 2001)                   1 YEAR   5 YEARS   INCEPTION      DATE
--------------------------------------------------------------------------------
Class A

  Return Before Taxes                (41.44)%  (5.20)%     0.34%      05/31/94

  Return After Taxes on
     Distributions                   (41.44)   (6.98)     (1.09)      05/31/94

  Return After Taxes on
     Distributions and Sale of Fund
     Shares                          (25.24)   (3.98)      0.29       05/31/94

Class B

  Return Before Taxes                (41.82)   (4.99)      0.50       05/31/94

Class C

  Return Before Taxes                (39.43)      --      (9.53)      03/01/99
--------------------------------------------------------------------------------
MSCI AC World Free Index(2)
  (reflects no deduction for [fees,
  expenses, or taxes])               (15.91)    5.18       7.76(3)    05/31/94(3)
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.



(1)A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the "Financial Highlights" section of this prospectus.


(2) The Morgan Stanley Capital International All Country World Free Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets. The Fund has elected to use the Morgan Stanley Capital International All Country World Free Index as its primary index rather than the Morgan Stanley Capital International All Country World Index since the Morgan Stanley Capital International All Country World Index is no longer available.


(3) The average annual total return given is since the inception date of the class with the longest performance history.

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------


FEE TABLE


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
---------------------------------------------------------
-
(fees paid directly from
your investment)              CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering
price)                         4.75%     None      None

Maximum Deferred Sales
Charge (Load) (as a
percentage of original
purchase price or
redemption
proceeds, whichever is less)   None(1)   5.00%     1.00%
---------------------------------------------------------


            ANNUAL FUND OPERATING EXPENSES(2)
---------------------------------------------------------
-
(expenses that are deducted
from fund assets)             CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Management Fees                0.98%     0.98%     0.98%

Distribution and/or
Service (12b-1) Fees           0.50      1.00      1.00

Other Expenses                 0.93      0.93      0.93

Total Annual Fund Operating
Expenses                       2.41      2.91      2.91

Fee Waivers(3)                 0.41      0.41      0.41

Net Expenses                   2.00      2.50      2.50
---------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2)There is no guarantee that actual expenses will be the same as those shown in the table.


(3) The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.


You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $708    $1,191    $1,699     $3,091
Class B    794     1,201     1,733      3,115
Class C    394       901     1,533      3,233
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $708    $1,191    $1,699     $3,091
Class B    294       901     1,533      3,115
Class C    294       901     1,533      3,233
----------------------------------------------


                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION



During the fiscal year ended October 31, 2001, the advisor received compensation of 0.57% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Claude C. Cody IV, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1992.

- Craig A. Smith, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1989.

- Meggan M. Walsh, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1991.

OTHER INFORMATION
--------------------------------------------------------------------------------


SALES CHARGES

Purchases of Class A shares of AIM Global Infrastructure Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes any long-term and short-term capital gains, if any, annually.

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


  A significant portion of the fund's returns was attributable to its investments in IPOs during the fiscal year ended October 31, 2000, which had a magnified impact on the fund due to its relatively small asset base during this period. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return.



                                                                                       CLASS A
                                                           ----------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------
                                                              2001          2000(a)         1999       1998(a)     1997(a)
                                                           ----------      ----------    ----------    --------    --------
Net asset value, beginning of period                       $    18.42      $    16.33    $    14.18    $  15.01    $  14.42
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.04)          (0.15)           --        0.07       (0.01)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (7.66)           4.16          3.07       (0.79)       1.32
===========================================================================================================================
    Total from investment operations                            (7.70)           4.01          3.07       (0.72)       1.31
===========================================================================================================================
Less distributions:
  Dividends from net investment income                             --              --         (0.07)         --          --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (2.76)          (1.92)        (0.85)      (0.11)      (0.72)
===========================================================================================================================
    Total distributions                                         (2.76)          (1.92)        (0.92)      (0.11)      (0.72)
===========================================================================================================================
Net asset value, end of period                             $     7.96      $    18.42    $    16.33    $  14.18    $  15.01
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                (47.96)%         25.71%        22.72%      (4.82)%      9.38%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $   11,826      $   24,745    $   19,958    $ 23,531    $ 38,281
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.00%(c)        2.00%         2.00%       1.99%       2.00%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.41%(c)        2.21%         2.22%       2.23%       2.08%
===========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.39)%(c)      (0.75)%        0.09%       0.52%      (0.09)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            47%             66%           49%         96%         41%
___________________________________________________________________________________________________________________________
===========================================================================================================================


(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $16,809,863.

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                2001        2000(a)     1999(a)     1998(a)     1997(a)
                                                              --------      --------    --------    --------    --------
Net asset value, beginning of period                          $  17.84      $  15.94    $  13.87    $  14.75    $  14.24
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                     (0.12)        (0.24)      (0.06)         --       (0.09)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (7.35)         4.06        2.98       (0.77)       1.32
========================================================================================================================
    Total from investment operations                             (7.47)         3.82        2.92       (0.77)       1.23
========================================================================================================================
Less distributions from net realized gains                       (2.76)        (1.92)      (0.85)      (0.11)      (0.72)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   7.61      $  17.84    $  15.94    $  13.87    $  14.75
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                 (48.28)%       25.09%      22.03%      (5.31)%      8.83%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 10,869      $ 28,378    $ 25,134    $ 32,349    $ 57,199
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.50%(c)      2.50%       2.50%       2.49%       2.50%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.91%(c)      2.71%       2.72%       2.73%       2.58%
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.89)%(c)    (1.25)%     (0.41)%      0.02%      (0.59)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             47%           66%         49%         96%         41%
________________________________________________________________________________________________________________________
========================================================================================================================


(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.

(c)  Ratios are based on average daily net assets of $18,551,351.



                                                                                CLASS C
                                                                ----------------------------------------
                                                                                          MARCH 1, 1999
                                                                     YEAR ENDED            (DATE SALES
                                                                    OCTOBER 31,           COMMENCED) TO
                                                                --------------------       OCTOBER 31,
                                                                 2001        2000(a)         1999(a)
                                                                ------       -------      --------------
Net asset value, beginning of period                            $17.82       $15.94           $13.99
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.12)       (0.24)           (0.03)
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         (7.34)        4.04             1.98
========================================================================================================
    Total from investment operations                             (7.46)        3.80             1.95
========================================================================================================
Less distributions from net realized gains                       (2.76)       (1.92)              --
========================================================================================================
Net asset value, end of period                                  $ 7.60       $17.82           $15.94
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 (48.27)%      24.94%           13.94%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  259       $  412           $   16
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.50%(c)     2.50%            2.50(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.91%(c)     2.71%            2.72(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets      (0.89)%(c)   (1.25)%          (0.41)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate                                             47%          66%              49%
________________________________________________________________________________________________________
========================================================================================================


(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $447,703.

(d)  Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases(1)      charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")
                                     - Converts to Class A shares at      - Does not convert to Class A
                                       the end of the month which is        shares
                                       eight years after the date on
                                       which shares were purchased
                                       along with a pro rata portion
                                       of its reinvested dividends and
                                       distributions(2)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) A contingent deferred sales charge may apply in some cases.
      (2) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29,
          1998 and continue to hold them, those shares will convert to
          Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM
          Fund, the shares into which you exchanged will not convert to
          Class A shares until the end of the month which is eight
          years after the date on which you purchased your original
          shares.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000     5.50%          5.82%
$ 25,000 but less than $   50,000     5.25           5.54
$ 50,000 but less than $  100,000     4.75           4.99
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

                                      A-1                             MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

            CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000     4.75%          4.99%
$ 50,000 but less than $  100,000     4.00           4.17
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     2.50           2.56
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

            CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000     1.00%          1.01%
$100,000 but less than $  250,000     0.75           0.76
$250,000 but less than $1,000,000     0.50           0.50
-------------------------------------------------------------

SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a contingent deferred sales charge (CDSC) of 1%.

  You can also make a Large Purchase of Class A shares of Category III Funds at net asset value. If your purchase occurs on or after November 15, 2001, the shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1.0% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001.

  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

  The distributor may pay a dealer concession and/or a service fee for Large Purchases.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE             CLASS B            CLASS C
----------------------------------------------------------
First                        5%                 1%
Second                       4                 None
Third                        3                 None
Fourth                       3                 None
Fifth                        2                 None
Sixth                        1                 None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a

13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

MCF--1/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------
INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                         50                                                25

IRA, Education IRA or Roth IRA                    250                                                50

All other accounts                                500                                                50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order.

PURCHASE OPTIONS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name:
                                A I M Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

                                      A-3                              MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

MCF--1/02                              A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO
NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

   SHARES
 INITIALLY       SHARES HELD AFTER AN      CDSC APPLICABLE UPON
 PURCHASED             EXCHANGE            REDEMPTION OF SHARES
------------     ---------------------     ---------------------
- Class A        - Class A shares of       - 1% if shares are
  shares of        Category I or II          redeemed within 18
  Category I       Fund                      months of initial
  or II Fund     - Class A shares of         purchase of
                   Category III Fund         Category I or II
                 - AIM Cash Reserve          Fund shares
                   Shares of AIM Money
                   Market Fund
- Class A        - Class A shares of       - No CDSC
  shares of        Category III Fund
  Category III   - Class A shares of
  Fund             AIM Tax-Exempt Cash
                   Fund
                 - AIM Cash Reserve
                   Shares of AIM Money
                   Market Fund

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund on and after November 15, 2001, or if you make additional purchases of Class A shares or AIM Cash Reserve Shares on and after November 15, 2001 at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares
- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III Fund       redeemed within 12
  Category    - Class A shares of       months of initial
  III Fund      AIM Tax-Exempt Cash     purchase of
                Fund                    Category III Fund
              - AIM Cash Reserve        shares
                Shares of AIM Money
                Market Fund

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

                                      A-5                              MCF--1/02

                                 THE AIM FUNDS

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

MCF--1/02                               A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account.

  You may, within 120 days after you sell Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

  If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may also exchange Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares, and Class C shares for other Class C shares; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class C shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

For shares purchased prior to November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

                                      A-7                              MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

- on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund that are subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

MCF--1/02                              A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
-------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                                      A-9                              MCF--1/02

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

-------------------------------------------------------
BY MAIL:            A I M Fund Services, Inc.
                    P.O. Box 4739
                    Houston, TX 77210-4739

BY TELEPHONE:       (800) 347-4246

ON THE INTERNET:    You can send us a request by e-mail
                    or download prospectuses, annual or
                    semiannual reports via our website:
                    http://www.aimfunds.com

-------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Global Infrastructure Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   GIF-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM GLOBAL
      TELECOMMUNICATIONS AND
      TECHNOLOGY FUND
--------------------------------------------------------------------------------

      AIM Global Telecommunications and Technology Fund seeks to provide long-term growth of capital.

                                                     AIM--Registered Trademark--
       PROSPECTUS

       MARCH 1, 2002


                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells
                                     you otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEAR HERE]                              INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                       3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                          3

Performance Table                             3

FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                     4

Expense Example                               4

FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                   5

Advisor Compensation                          5

Portfolio Managers                            5

OTHER INFORMATION                             5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                 5

Dividends and Distributions                   5

FINANCIAL HIGHLIGHTS                          6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                     A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-4

Exchanging Shares                           A-7

Pricing of Shares                           A-9

Taxes                                       A-9

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.


  The fund seeks to meet its objective by investing at least 65% of its total assets in equity securities of domestic and foreign telecommunications and technology companies. Such companies include those that develop, manufacture, or sell computer and electronic components and equipment, software, semiconductors, Internet technology, communications services and equipment, mobile communications and broadcasting. The fund may also invest up to 35% of its assets in debt securities issued by domestic and foreign telecommunications and technology companies, or in equity or debt securities of other companies the portfolio managers believe will benefit from developments in the telecommunications and technology industries.

  The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 40% of its total assets in the securities of issuers in any one country, other than the U.S.

  The fund may invest in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles. The fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e., "junk bonds."

  The portfolio managers allocate the fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the fund's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  Because the fund focuses its investments in the telecommunications and technology industries, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The value of the fund's shares is particularly vulnerable to factors affecting the telecommunications and technology industries, such as substantial government regulations and the need for governmental approvals, dependency on consumer and business acceptance as new technologies evolve, and large and rapid price movements resulting from, among other things, fierce competition in these industries. Additional factors affecting the technology industry and the value of your shares include rapid obsolescence of products and services, short product cycles, and aggressive pricing. Many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets, and financial and managerial resources.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------

  These factors may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]


                                                                        ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
1993..................................................................   47.66%
1994..................................................................   -4.40%
1995..................................................................    8.59%
1996..................................................................    5.24%
1997..................................................................   13.18%
1998..................................................................   18.14%
1999..................................................................  108.08%
2000..................................................................  -38.86%
2001..................................................................  -54.15%



  During the periods shown in the bar chart, the highest quarterly return was 62.18% (quarter ended December 31, 1999) and the lowest quarterly return was -50.36% (quarter ended March 31, 2001).

PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------
(for the periods ended                                     SINCE     INCEPTION
December 31, 2001)                   1 YEAR    5 YEARS   INCEPTION     DATE
---------------------------------------------------------------------------------
Class A
  Return Before Taxes                (56.34)%   (5.78)%     2.33%     01/27/92
  Return After Taxes on
     Distributions                   (56.34)    (7.33)      0.81      01/27/92
  Return After Taxes on
     Distributions and Sale of Fund
     Shares                          (34.31)    (3.48)      2.31      01/27/92
Class B
  Return Before Taxes                (56.71)    (5.59)      1.38      04/01/93
Class C
  Return Before Taxes                (54.86)       --     (19.48)     03/01/99
---------------------------------------------------------------------------------
S&P 500(1) (reflects no deduction
  for [fees, expenses, or taxes])     11.88     10.70      13.26(2)   01/31/92(2)
---------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.


(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
---------------------------------------------------------
(fees paid directly from
your investment)              CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)   None(1)   5.00%     1.00%
---------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
---------------------------------------------------------
(expenses that are deducted
from fund assets)             CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Management Fees                0.95%     0.95%     0.95%

Distribution and/or
Service (12b-1) Fees           0.50      1.00      1.00

Other Expenses                 0.58      0.58      0.58

Total Annual Fund Operating
Expenses                       2.03      2.53      2.53

Fee Waivers(3)                 0.03      0.03      0.03

Net Expenses                   2.00      2.50      2.50
---------------------------------------------------------



(1)If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.


(2)There is no guarantee that actual expenses will be the same as those shown in the table.


(3)The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.



You may also be charged a transaction or other fee by the financial institution managing your account.



  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.



EXPENSE EXAMPLE



This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.



  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $671    $1,081    $1,516     $2,721
Class B    756     1,088     1,545      2,743
Class C    356       788     1,345      2,866
----------------------------------------------



You would pay the following expenses if you did not redeem your shares:



         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $671    $1,081    $1,516     $2,721
Class B    256       788     1,345      2,743
Class C    256       788     1,345      2,866
----------------------------------------------

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 2001, the advisor received compensation of 0.90% of average daily net assets.


PORTFOLIO MANAGERS


The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1982.

- Abel Garcia, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 2000. From 1984 to 2000, Mr. Garcia was a Senior Portfolio Manager for Waddell & Reed.


- Robert Lloyd, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he was a trader for American Electric Power.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Telecommunications and Technology Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder
Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                                       CLASS A
                                                            --------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                            --------------------------------------------------------------
                                                            2001(a)        2000(a)         1999       1998(a)     1997(a)
                                                            --------      ----------    ----------    --------    --------
Net asset value, beginning of period                        $  30.61      $    26.44    $    16.28    $  18.04    $  16.69
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.20)           0.06(b)      (0.25)      (0.17)      (0.17)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (19.12)           7.23         10.97       (0.39)       2.93
==========================================================================================================================
    Total from investment operations                          (19.32)           7.29         10.72       (0.56)       2.76
==========================================================================================================================
Less distributions from net realized gains                     (3.88)          (3.12)        (0.56)      (1.20)      (1.41)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   7.41      $    30.61    $    26.44    $  16.28    $  18.04
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                               (71.16)%         27.52%        67.63%      (3.16)%     17.70%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $438,702      $1,513,595    $1,023,124    $713,904    $910,801
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.98%(d)        1.63%         1.77%       1.88%       1.84%
==========================================================================================================================
  Without fee waivers                                           2.03%(d)        1.63%         1.77%       1.88%       1.84%
==========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       (1.57)%(d)       0.16%        (1.11)%     (0.93)%     (1.06)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                          173%            111%          122%         75%         35%
__________________________________________________________________________________________________________________________
==========================================================================================================================


(a)  Calculated using average shares outstanding.

(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.


(c)  Does not include contingent deferred sales charges.


(d)  Ratios are based on average daily net assets of $714,426,614.

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                       CLASS B
                                                             ------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                             ------------------------------------------------------------
                                                             2001(a)        2000(a)        1999      1998(a)     1997(a)
                                                             --------      ----------    --------    --------    --------
Net asset value, beginning of period                         $  29.17      $    25.43    $  15.76    $  17.58    $  16.37
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.25)          (0.11)(b)    (0.35)     (0.25)      (0.25)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (18.08)           6.97       10.58       (0.37)       2.87
=========================================================================================================================
    Total from investment operations                           (18.33)           6.86       10.23       (0.62)       2.62
=========================================================================================================================
Less distributions from net realized gains                      (3.88)          (3.12)      (0.56)      (1.20)      (1.41)
=========================================================================================================================
Net asset value, end of period                               $   6.96      $    29.17    $  25.43    $  15.76    $  17.58
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                (71.30)%         26.87%      66.84%      (3.67)%     17.15%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $287,394      $1,414,915    $898,400    $614,715    $805,535
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets
  With fee waivers                                               2.48%(d)        2.13%       2.28%       2.38%       2.34%
=========================================================================================================================
  Without fee waivers                                            2.53%(d)        2.13%       2.28%       2.38%       2.34%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets     (2.07)%(d)      (0.34)%     (1.62)%     (1.43)%     (1.56)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                           173%            111%        122%         75%         35%
_________________________________________________________________________________________________________________________
=========================================================================================================================


(a)  Calculated using average shares outstanding.

(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.

(c)  Does not include contingent deferred sales charges.

(d)  Ratios are based on average daily net assets of $617,978,857.



                                                                                CLASS C
                                                              -------------------------------------------
                                                                                           MARCH 1, 1999
                                                                                            (DATE SALES
                                                               YEAR ENDED OCTOBER 31,        COMMENCED)
                                                              -------------------------    TO OCTOBER 31,
                                                              2001(a)          2000(a)          1999
                                                              --------         --------    --------------
Net asset value, beginning of period                          $ 29.16          $  25.43       $ 19.23
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(b)                               (0.25)            (0.11)(b)      (0.11)
---------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)       (18.07)             6.96          6.31
=========================================================================================================
    Total from investment operations                           (18.32)             6.85          6.20
=========================================================================================================
Less distributions from net realized gains                      (3.88)            (3.12)           --
=========================================================================================================
Net asset value, end of period                                $  6.96          $  29.16       $ 25.43
_________________________________________________________________________________________________________
=========================================================================================================
Total return(c)                                                (71.29)%           26.83%       32.24%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $28,652          $114,667       $12,352
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.48%(d)          2.13%         2.28%(e)
=========================================================================================================
  Without fee waivers                                            2.53%(d)          2.13%         2.28%(e)
=========================================================================================================
Ratio of net investment income (loss) to average net assets     (2.07)%(d)        (0.34)%       (1.62)%(e)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                                           173%              111%         122%
_________________________________________________________________________________________________________
=========================================================================================================


(a)  Calculated using average shares outstanding.

(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.

(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $51,760,926.

(e)  Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases(1)      charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")
                                     - Converts to Class A shares at      - Does not convert to Class A
                                       the end of the month which is        shares
                                       eight years after the date on
                                       which shares were purchased
                                       along with a pro rata portion
                                       of its reinvested dividends and
                                       distributions(2)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) A contingent deferred sales charge may apply in some cases.
      (2) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29,
          1998 and continue to hold them, those shares will convert to
          Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM
          Fund, the shares into which you exchanged will not convert to
          Class A shares until the end of the month which is eight
          years after the date on which you purchased your original
          shares.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000     5.50%          5.82%
$ 25,000 but less than $   50,000     5.25           5.54
$ 50,000 but less than $  100,000     4.75           4.99
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

                                      A-1                             MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

            CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000     4.75%          4.99%
$ 50,000 but less than $  100,000     4.00           4.17
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     2.50           2.56
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

            CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000     1.00%          1.01%
$100,000 but less than $  250,000     0.75           0.76
$250,000 but less than $1,000,000     0.50           0.50
-------------------------------------------------------------

SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a contingent deferred sales charge (CDSC) of 1%.

  You can also make a Large Purchase of Class A shares of Category III Funds at net asset value. If your purchase occurs on or after November 15, 2001, the shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1.0% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001.

  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

  The distributor may pay a dealer concession and/or a service fee for Large Purchases.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE             CLASS B            CLASS C
----------------------------------------------------------
First                        5%                 1%
Second                       4                 None
Third                        3                 None
Fourth                       3                 None
Fifth                        2                 None
Sixth                        1                 None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a

13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

MCF--1/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------
INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                         50                                                25

IRA, Education IRA or Roth IRA                    250                                                50

All other accounts                                500                                                50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order.

PURCHASE OPTIONS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name:
                                A I M Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

                                      A-3                              MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

MCF--1/02                              A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO
NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

   SHARES
 INITIALLY       SHARES HELD AFTER AN      CDSC APPLICABLE UPON
 PURCHASED             EXCHANGE            REDEMPTION OF SHARES
------------     ---------------------     ---------------------
- Class A        - Class A shares of       - 1% if shares are
  shares of        Category I or II          redeemed within 18
  Category I       Fund                      months of initial
  or II Fund     - Class A shares of         purchase of
                   Category III Fund         Category I or II
                 - AIM Cash Reserve          Fund shares
                   Shares of AIM Money
                   Market Fund
- Class A        - Class A shares of       - No CDSC
  shares of        Category III Fund
  Category III   - Class A shares of
  Fund             AIM Tax-Exempt Cash
                   Fund
                 - AIM Cash Reserve
                   Shares of AIM Money
                   Market Fund

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund on and after November 15, 2001, or if you make additional purchases of Class A shares or AIM Cash Reserve Shares on and after November 15, 2001 at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares
- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III Fund       redeemed within 12
  Category    - Class A shares of       months of initial
  III Fund      AIM Tax-Exempt Cash     purchase of
                Fund                    Category III Fund
              - AIM Cash Reserve        shares
                Shares of AIM Money
                Market Fund

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

                                      A-5                              MCF--1/02

                                 THE AIM FUNDS

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

MCF--1/02                               A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account.

  You may, within 120 days after you sell Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

  If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may also exchange Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares, and Class C shares for other Class C shares; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class C shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

For shares purchased prior to November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

                                      A-7                              MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

- on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund that are subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

MCF--1/02                              A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
-------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                                      A-9                              MCF--1/02

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus
(is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

-------------------------------------------------------

BY MAIL:            A I M Fund Services, Inc.
                    P.O. Box 4739
                    Houston, TX 77210-4739

BY TELEPHONE:       (800) 347-4246

ON THE INTERNET:    You can send us a request
                    by e-mail or download
                    prospectuses, annual or
                    semiannual reports via our
                    website:
                    http://www.aimfunds.com

-------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

--------------------------------------------------
 AIM Global Telecommunications and Technology Fund
 SEC 1940 Act file number: 811-05426
--------------------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   GTL-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

      AIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

      AIM Strategic Income Fund primarily seeks to provide high current income and, secondarily, seeks growth of capital.

                                                     AIM--Registered Trademark--
       PROSPECTUS

       MARCH 1, 2002


                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells
                                     you otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                             INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                       3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                          3

Performance Table                             3

FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                     4

Expense Example                               4

FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                   5

Advisor Compensation                          5

Portfolio Managers                            5

OTHER INFORMATION                             5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                 5

Dividends and Distributions                   5

FINANCIAL HIGHLIGHTS                          6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                     A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-4

Exchanging Shares                           A-7

Pricing of Shares                           A-9

Taxes                                       A-9

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is high current income, and its secondary investment objective is growth of capital. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.


  The fund seeks to meet these objectives by investing primarily in debt securities, including mortgage-backed and asset-backed securities, of issuers in the United States and developed and developing countries, i.e., those that are in the initial stages of their industrial cycles. The securities of issuers in developing countries may consist substantially of "Brady Bonds" and other sovereign debt securities issued by governments of such countries and traded in the markets of developed countries or groups of developed countries without regard to ratings. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds.

  The fund normally invests at least 35% of its total assets in U.S. and foreign debt and other fixed income securities that are either rated at least investment grade by Moody's Investors Service, Inc. or Standard & Poor's (rated in the four highest ratings categories by Moody's or S&P), or the fund's portfolio managers, believe to be of comparable quality. The fund may invest up to 65% of its total assets in debt securities that are rated below investment grade by such agencies or that the fund's portfolio managers believe to be of comparable quality, i.e., "junk bonds." The fund may also invest up to 35% of its total assets in equity securities. The fund may invest a significant portion of its assets in the securities of U.S. issuers.

  The portfolio managers allocate assets among securities of countries and in currency denominations that are expected to provide the most attractive opportunities for meeting the fund's investment objectives. The portfolio managers consider fundamental economic strength, credit quality, and currency and interest rate trends in emphasizing various country, geographic, and industry sectors within the fund. Further, the portfolio managers select particular issuers based on additional economic criteria such as yield, maturity, issue classification, and quality characteristics. Currency investments are based on factors such as relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status, and economic policies. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of only one issuer.

  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objectives.


  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk. The fund could also lose money if any debt securities that the fund holds are downgraded or go into default.

  Mortgage-backed and asset-backed securities are subject to different risks from bonds and, as a result, may respond to changes in interest rates differently. If interest rates fall, people refinance or pay off their mortgages ahead of time, which may cause mortgage-backed securities to lose value. If interest rates rise, many people may refinance or prepay their mortgages at a slower-than-expected rate. This may effectively lengthen the life of mortgage-backed securities, which may cause the securities to be more sensitive to changes in interest rates.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

  foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the price of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social, or economic circumstances, some developing countries that issue lower-quality debt securities may be unable or unwilling to make principal or interest repayments as they come due.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.


  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk than if the fund invested more broadly.



  The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.


  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                                        ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
1992..................................................................    1.27%
1993..................................................................   43.95%
1994..................................................................  -20.85%
1995..................................................................   17.05%
1996..................................................................   21.03%
1997..................................................................    6.94%
1998..................................................................   -1,81%
1999..................................................................   -0.47%
2000..................................................................   -4.24%
2001..................................................................    0.95%


  During the periods shown in the bar chart, the highest quarterly return was 11.43% (quarter ended December 31, 1993) and the lowest quarterly return was -18.16% (quarter ended March 31, 1994).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------
(for the periods ended                                           SINCE       INCEPTION
December 31, 2001)             1 YEAR    5 YEARS    10 YEARS    INCEPTION      DATE
---------------------------------------------------------------------------------------
Class A
  Return Before Taxes           (3.89)%   (0.76)%     4.63%        5.90%     03/29/88
  Return After Taxes on
     Distributions              (6.84)    (3.24)      1.62         3.01      03/29/88
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                (2.36)    (1.77)      2.24         3.41      03/29/88
Class B
  Return Before Taxes           (4.38)    (0.75)        --         4.80      10/22/92
Class C
  Return Before Taxes           (0.55)       --         --        (1.43)     03/01/99
---------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
  Index(1) (reflects no
  deduction for [fees,
  expenses or taxes])            0.44      7.43       7.23      8.39(2)     03/31/88(2)
---------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.



(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index generally considered representative of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------


FEE TABLE


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
---------------------------------------------------------
(fees paid directly from
your investment)              CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering
price)                         4.75%     None      None

Maximum Deferred Sales
Charge (Load) (as a
percentage of original
purchase price or
redemption proceeds,
whichever is less)             None(1)   5.00%     1.00%
---------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
---------------------------------------------------------
(expenses that are deducted
from fund assets)             CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Management Fees                0.73%     0.73%     0.73%

Distribution and/or
Service (12b-1) Fees           0.35      1.00      1.00

 Other Expenses                0.49      0.49      0.49

Total Annual Fund
Operating Expenses(3)          1.57      2.22      2.22

 Fee Waivers(4,5)              0.06      0.06      0.06

 Net Expenses                  1.51      2.16      2.16
---------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3)Total Annual Fund Operating Expenses net of waivers and reimbursements for the fiscal year ended October 31, 2001 for Class A, Class B and Class C shares were 1.05%, 1.70% and 1.70%, respectively.


(4) Fee waiver has been restated to reflect current agreement. The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 1.50%, 2.15% and 2.15%, respectively.


(5) Further, the advisor has agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 1.05%, 1.70% and 1.70%, respectively. This limitation may be terminated at any time.


You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived or expenses reimbursed, expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $627     $947     $1,290     $2,254

Class B    725      994      1,390      2,391

Class C    325      694      1,190      2,554
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $627     $947     $1,290     $2,254
Class B    225      694      1,190      2,391
Class C    225      694      1,190      2,554
----------------------------------------------


                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 2001, the advisor received compensation of 0.21% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.


- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.


- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.


- Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.


- Craig A. Smith, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1989.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Strategic Income Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus.

  Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                              CLASS A
                                                      -------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                      -------------------------------------------------------
                                                       2001        2000(a)     1999      1998(a)       1997
                                                      -------      -------    -------    --------    --------
Net asset value, beginning of period                  $  9.17      $ 10.13    $ 10.80    $  12.00    $  11.76
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.72         0.77       0.68        0.91(b)     0.74
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (0.53)       (0.99)     (0.66)      (1.27)       0.34
=============================================================================================================
    Total from investment operations                     0.19        (0.22)      0.02       (0.36)       1.08
=============================================================================================================
Less distributions:
  Distributions from net investment income              (0.72)       (0.52)     (0.65)      (0.65)      (0.78)
-------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    --           --         --          --       (0.06)
-------------------------------------------------------------------------------------------------------------
  Returns of capital                                    (0.01)       (0.22)     (0.04)      (0.19)         --
=============================================================================================================
    Total distributions                                 (0.73)       (0.74)     (0.69)      (0.84)      (0.84)
=============================================================================================================
Net asset value, end of period                        $  8.63      $  9.17    $ 10.13    $  10.80    $  12.00
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(c)                                          2.05%       (2.35)%     0.06%      (3.41)%      9.40%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $62,708      $48,865    $68,675    $102,280    $138,715
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                       1.05%(d)     1.21%      1.41%       1.56%       1.44%
-------------------------------------------------------------------------------------------------------------
  Without fee waivers                                    1.57%(d)     1.57%      1.41%       1.56%       1.44%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of net investment income to average net assets     7.94%(d)     7.84%      6.44%       7.73%       6.18%
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                                    89%         309%       235%        306%        149%
_____________________________________________________________________________________________________________
=============================================================================================================


(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c)  Does not include sales charges.

(d)  Ratios are based on average daily net assets of $52,757,795.

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                    CLASS B
                                                           ----------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------
                                                            2001        2000(a)        1999      1998(a)       1997
                                                           -------      -------      --------    --------    --------
Net asset value, beginning of period                       $  9.18      $ 10.15      $  10.81       12.01    $  11.77
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.65         0.71          0.62        0.84(b)     0.67
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              (0.51)       (1.01)        (0.66)      (1.28)       0.33
=====================================================================================================================
    Total from investment operations                          0.14        (0.30)        (0.04)      (0.44)       1.00
=====================================================================================================================
Less distributions:
  Dividends from net investment income                       (0.66)       (0.45)        (0.58)      (0.57)      (0.71)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         --           --            --          --       (0.05)
---------------------------------------------------------------------------------------------------------------------
  Returns of capital                                         (0.01)       (0.22)        (0.04)      (0.19)         --
=====================================================================================================================
    Total distributions                                      (0.67)       (0.67)        (0.62)      (0.76)      (0.76)
=====================================================================================================================
Net asset value, end of period                             $  8.65      $  9.18      $  10.15    $  10.81    $  12.01
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(c)                                               1.47%       (3.11)%       (0.52)%     (4.04)%      8.70%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $47,582      $76,680      $118,904    $188,660    $281,376
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            1.70%(d)     1.86%(d)      2.07%       2.21%       2.09%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         2.22%(d)     2.22%(d)      2.07%       2.21%       2.09%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of net investment income to average net assets          7.29%(d)     7.18%(d)      5.78%       7.08%       5.53%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                         89%         309%          235%        306%        149%
_____________________________________________________________________________________________________________________
=====================================================================================================================


(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share
(c)  Does not include contingent deferred sales charges.

(d)  Ratios are based on average daily net assets of $65,900,432.



                                                                               CLASS C
                                                                --------------------------------------
                                                                                         MARCH 1, 1999
                                                                     YEAR ENDED           (DATE SALES
                                                                     OCTOBER 31,         COMMENCED) TO
                                                                ---------------------     OCTOBER 31,
                                                                 2001         2000(a)        1999
                                                                ------        -------    -------------
Net asset value, beginning of period                            $ 9.17        $10.14        $10.78
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.65          0.70          0.33
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.51)        (1.00)        (0.63)
======================================================================================================
    Total from investment operations                              0.14         (0.30)        (0.30)
======================================================================================================
Less distributions:
  Dividends from net investment income                           (0.66)        (0.45)        (0.31)
------------------------------------------------------------------------------------------------------
  Returns of capital                                             (0.01)        (0.22)        (0.03)
======================================================================================================
    Total distributions                                          (0.67)        (0.67)        (0.34)
======================================================================================================
Net asset value, end of period                                  $ 8.64        $ 9.17        $10.14
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                   1.47%        (3.12)%       (1.80)%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,087        $  484        $  251
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.70%(c)      1.86%         2.07%(d)
------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.22%(c)      2.22%         2.07%(d)
______________________________________________________________________________________________________
======================================================================================================
Ratio of net investment income to average net assets              7.29%(c)      7.18%         5.78%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate                                             89%          309%          235%
______________________________________________________________________________________________________
======================================================================================================



(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $1,266,827.

(d)  Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases(1)      charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")
                                     - Converts to Class A shares at      - Does not convert to Class A
                                       the end of the month which is        shares
                                       eight years after the date on
                                       which shares were purchased
                                       along with a pro rata portion
                                       of its reinvested dividends and
                                       distributions(2)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) A contingent deferred sales charge may apply in some cases.
      (2) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29,
          1998 and continue to hold them, those shares will convert to
          Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM
          Fund, the shares into which you exchanged will not convert to
          Class A shares until the end of the month which is eight
          years after the date on which you purchased your original
          shares.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000     5.50%          5.82%
$ 25,000 but less than $   50,000     5.25           5.54
$ 50,000 but less than $  100,000     4.75           4.99
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

                                      A-1                             MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

            CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000     4.75%          4.99%
$ 50,000 but less than $  100,000     4.00           4.17
$100,000 but less than $  250,000     3.75           3.90
$250,000 but less than $  500,000     2.50           2.56
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

            CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000     1.00%          1.01%
$100,000 but less than $  250,000     0.75           0.76
$250,000 but less than $1,000,000     0.50           0.50
-------------------------------------------------------------

SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a contingent deferred sales charge (CDSC) of 1%.

  You can also make a Large Purchase of Class A shares of Category III Funds at net asset value. If your purchase occurs on or after November 15, 2001, the shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1.0% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001.

  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

  The distributor may pay a dealer concession and/or a service fee for Large Purchases.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE             CLASS B            CLASS C
----------------------------------------------------------
First                        5%                 1%
Second                       4                 None
Third                        3                 None
Fourth                       3                 None
Fifth                        2                 None
Sixth                        1                 None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a

13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

MCF--1/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------
INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                         50                                                25

IRA, Education IRA or Roth IRA                    250                                                50

All other accounts                                500                                                50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order.

PURCHASE OPTIONS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name:
                                A I M Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

                                      A-3                              MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

MCF--1/02                              A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO
NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

   SHARES
 INITIALLY       SHARES HELD AFTER AN      CDSC APPLICABLE UPON
 PURCHASED             EXCHANGE            REDEMPTION OF SHARES
------------     ---------------------     ---------------------
- Class A        - Class A shares of       - 1% if shares are
  shares of        Category I or II          redeemed within 18
  Category I       Fund                      months of initial
  or II Fund     - Class A shares of         purchase of
                   Category III Fund         Category I or II
                 - AIM Cash Reserve          Fund shares
                   Shares of AIM Money
                   Market Fund
- Class A        - Class A shares of       - No CDSC
  shares of        Category III Fund
  Category III   - Class A shares of
  Fund             AIM Tax-Exempt Cash
                   Fund
                 - AIM Cash Reserve
                   Shares of AIM Money
                   Market Fund

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund on and after November 15, 2001, or if you make additional purchases of Class A shares or AIM Cash Reserve Shares on and after November 15, 2001 at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares
- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III Fund       redeemed within 12
  Category    - Class A shares of       months of initial
  III Fund      AIM Tax-Exempt Cash     purchase of
                Fund                    Category III Fund
              - AIM Cash Reserve        shares
                Shares of AIM Money
                Market Fund

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

                                      A-5                              MCF--1/02

                                 THE AIM FUNDS

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

MCF--1/02                               A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account.

  You may, within 120 days after you sell Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

  If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may also exchange Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares, and Class C shares for other Class C shares; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class C shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

For shares purchased prior to November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

                                      A-7                              MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

- on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund that are subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

MCF--1/02                              A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
-------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                                      A-9                              MCF--1/02

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us:

-------------------------------------------------------
BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a request
                             by e-mail or download
                             prospectuses, annual or
                             semiannual reports via our
                             website:
                             http://www.aimfunds.com
-------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Strategic Income Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   SINC-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                              AIM INVESTMENT FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO OF AIM INVESTMENT FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 1, 2002, RELATES TO THE FOLLOWING PROSPECTUSES:

                FUND                                        DATED
                ----                                        -----
    AIM DEVELOPING MARKETS FUND                         MARCH 1, 2002
      AIM GLOBAL BIOTECH FUND                         DECEMBER 31, 2001
      AIM GLOBAL ENERGY FUND                            MARCH 1, 2002
AIM GLOBAL FINANCIAL SERVICES FUND                      MARCH 1, 2002
    AIM GLOBAL HEALTH CARE FUND                         MARCH 1, 2002
  AIM GLOBAL INFRASTRUCTURE FUND                        MARCH 1, 2002
 AIM GLOBAL TELECOMMUNICATIONS AND                      MARCH 1, 2002
          TECHNOLOGY FUND
     AIM STRATEGIC INCOME FUND                          MARCH 1, 2002

                              AIM INVESTMENT FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
GENERAL INFORMATION ABOUT THE TRUST...............................................................................1
         Fund History.............................................................................................1
         Shares of Beneficial Interest............................................................................1
         Share Certificates.......................................................................................2

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..........................................................2
         Classification...........................................................................................2
         Investment Strategies and Risks..........................................................................3
                  Equity Investments..............................................................................8
                  Foreign Investments.............................................................................8
                  Debt Investments...............................................................................10
                  Other Investments..............................................................................14
                  Investment Techniques..........................................................................16
                  Derivatives....................................................................................20
         Fund Policies...........................................................................................26
         Concentration of Investments............................................................................28
         Temporary Defensive Positions...........................................................................29

MANAGEMENT OF THE TRUST..........................................................................................29
         Board of Trustees.......................................................................................29
         Management Information..................................................................................29
         Compensation............................................................................................30
                  Retirement Plan For Trustees...................................................................30
                  Deferred Compensation Agreements...............................................................31
         Codes of Ethics.........................................................................................31

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................31

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................31
         Investment Advisor......................................................................................31
         Investment Sub-Advisor..................................................................................33
         Service Agreements......................................................................................34
         Other Service Providers.................................................................................34

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................35
         Brokerage Transactions..................................................................................35
         Commissions.............................................................................................35
         Brokerage Selection.....................................................................................36
         Directed Brokerage (Research Services)..................................................................37
         Regular Brokers or Dealers..............................................................................37
         Allocation of Portfolio Transactions....................................................................37

PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................38
         Purchase and Redemption of Shares.......................................................................38
         Offering Price..........................................................................................52
         Redemption In Kind......................................................................................54
         Backup Withholding......................................................................................54

                                                                                                               PAGE
                                                                                                               ----
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................55
         Dividends and Distributions.............................................................................55
         Tax Matters.............................................................................................55

DISTRIBUTION OF SECURITIES.......................................................................................62
         Distribution Plans......................................................................................62
         Distributor.............................................................................................64

CALCULATION OF PERFORMANCE DATA..................................................................................65



APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................A-1

TRUSTEES AND OFFICERS...........................................................................................B-1

TRUSTEE COMPENSATION TABLE......................................................................................C-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................D-1

MANAGEMENT FEES.................................................................................................E-1

ADMINISTRATIVE SERVICES FEES....................................................................................F-1

BROKERAGE COMMISSIONS...........................................................................................G-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS................H-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS.........................................I-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...................................................J-1

TOTAL SALES CHARGES.............................................................................................K-1

PERFORMANCE DATA................................................................................................L-1

FINANCIAL STATEMENTS.............................................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

         AIM Investment Funds (the "Trust") is a Delaware business trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of eight separate portfolios: AIM Developing Markets Fund, AIM Global Biotech Fund (which is not currently offered to the public), AIM Global Energy Fund, AIM Global Financial Services Fund, AIM Global Health Care Fund, AIM Global Infrastructure Fund (formerly, AIM Global Resources Fund), AIM Global Telecommunications and Technology Fund (formerly, AIM Global Telecommunications
Fund) and AIM Strategic Income Fund, (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 7, 1998, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Trust was originally organized on October 29, 1987, as a Maryland corporation. The Trust reorganized as a Delaware business trust on May 7, 1998. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 8, 1998 relating to these Funds (or a class thereof), except for AIM Global Biotech Fund, is that of AIM Investment Funds, Inc. (or the corresponding class thereof).

         Effective June 1, 1998, A I M Advisors, Inc. ("AIM") became the investment advisor for the Funds pursuant to an investment advisory agreement with terms substantially identical to those of the Trust's prior investment advisory contracts with Chancellor LGT Asset Management, Inc. INVESCO Asset Management Limited is the sub-advisor for AIM Developing Markets Fund.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers three separate classes of shares: Class A shares, Class B shares and Class C shares. Each such class represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund has the same voting, dividend, liquidation and other rights, however, each class of shares of a fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan. Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

SHARE CERTIFICATES

         Each Fund will issue share certificates upon written request to A I M Fund Services, Inc. ("AFS"). AFS will not issue certificates for shares held in prototype retirement plans sponsored by AMVESCAP National Trust Company, an affiliate of AIM.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each of the Funds other than AIM Developing Markets Fund, AIM Global Biotech Fund and AIM Strategic Income Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                              AIM INVESTMENT FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


         FUND
                                                                             AIM GLOBAL
SECURITY/ INVESTMENT    AIM DEVELOPING    AIM GLOBAL       AIM GLOBAL         FINANCIAL
TECHNIQUE                MARKETS FUND    BIOTECH FUND     ENERGY FUND       SERVICES FUND
--------------------    --------------   ------------     -----------       -------------
                                    EQUITY INVESTMENTS

Common Stock                   X               X               X                 X

Preferred Stock                X               X               X                 X

Convertible Securities         X               X               X                 X

Alternative Entity
Securities                     X               X               X                 X

                                    FOREIGN INVESTMENTS

Foreign Securities             X               X               X                 X

Foreign Government
Obligations                    X               X               X                 X

Foreign Exchange
Transactions                   X               X               X                 X

                                     DEBT INVESTMENTS

U.S. Government
Obligations                    X               X               X                 X

Liquid Assets                  X               X               X                 X

Money Market
Instruments

Mortgage-Backed and
Asset-Backed
Securities

Collateralized
Mortgage Obligations

Bank Instruments

Commercial Instruments

Participation
Interests

Municipal Securities


         FUND
                        AIM GLOBAL       AIM GLOBAL           AIM GLOBAL
SECURITY/ INVESTMENT    HEALTH CARE    INFRASTRUCTURE     TELECOMMUNICATIONS     AIM STRATEGIC
TECHNIQUE                  FUND             FUND          AND TECHNOLOGY FUND     INCOME FUND
--------------------    -----------    --------------     -------------------    -------------
                                    EQUITY INVESTMENTS

Common Stock                X                X                    X                    X

Preferred Stock             X                X                    X                    X

Convertible Securities      X                X                    X                    X

Alternative Entity
Securities                  X                X                    X                    X

                                   FOREIGN INVESTMENTS

Foreign Securities          X                X                    X                    X

Foreign Government
Obligations                 X                X                    X                    X

Foreign Exchange
Transactions                X                X                    X                    X

                                     DEBT INVESTMENTS

U.S. Government
Obligations                 X                X                    X                    X

Liquid Assets               X                X                    X                    X

Money Market
Instruments

Mortgage-Backed and
Asset-Backed
Securities                                                                             X

Collateralized
Mortgage Obligations

Bank Instruments

Commercial Instruments

Participation
Interests

Municipal Securities

                              AIM INVESTMENT FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


         FUND
                                                                             AIM GLOBAL
SECURITY/ INVESTMENT    AIM DEVELOPING    AIM GLOBAL       AIM GLOBAL        FINANCIAL
TECHNIQUE                MARKETS FUND    BIOTECH FUND     ENERGY FUND       SERVICES FUND
--------------------    --------------   ------------     -----------       -------------
Municipal Lease
Obligations

Investment Grade
Corporate Debt
Obligations                    X               X               X                 X

Junk Bonds                     X                               X                 X

                                     OTHER INVESTMENTS

REITs                          X               X               X                 X

Other Investment
Companies                      X               X               X                 X

Defaulted Securities

Municipal Forward
Contracts

Variable or Floating
Rate Instruments               X

Indexed Securities             X

Zero-Coupon and
Pay-in-Kind Securities         X

Synthetic Municipal
Instruments

                                   INVESTMENT TECHNIQUES

Delayed Delivery
Transactions                   X               X               X                 X

When-Issued Securities         X               X               X                 X

Short Sales                    X               X               X                 X

Margin Transactions

Swap Agreements                X               X               X                 X

Interfund Loans                X               X               X                 X

Borrowing                      X               X               X                 X


         FUND
                        AIM GLOBAL       AIM GLOBAL           AIM GLOBAL
SECURITY/ INVESTMENT    HEALTH CARE    INFRASTRUCTURE     TELECOMMUNICATIONS     AIM STRATEGIC
TECHNIQUE                  FUND              FUND         AND TECHNOLOGY FUND     INCOME FUND
--------------------    -----------    --------------     -------------------    -------------
Municipal Lease
Obligations

Investment Grade
Corporate Debt
Obligations                 X                X                    X                    X

Junk Bonds                  X                X                    X                    X

                                    OTHER INVESTMENTS

REITs                       X                X                    X                    X

Other Investment
Companies                   X                X                    X                    X

Defaulted Securities                                                                   X

Municipal Forward
Contracts

Variable or Floating
Rate Instruments                                                                       X

Indexed Securities                                                                     X

Zero-Coupon and
Pay-in-Kind Securities                                                                 X

Synthetic Municipal
Instruments

                                  INVESTMENT TECHNIQUES

Delayed Delivery
Transactions                X                X                    X                    X

When-Issued Securities      X                X                    X                    X

Short Sales                 X                X                    X                    X

Margin Transactions

Swap Agreements             X                X                    X                    X

Interfund Loans             X                X                    X                    X

Borrowing                   X                X                    X                    X

                              AIM INVESTMENT FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


         FUND
                                                                             AIM GLOBAL
SECURITY/ INVESTMENT    AIM DEVELOPING    AIM GLOBAL       AIM GLOBAL        FINANCIAL
TECHNIQUE                MARKETS FUND    BIOTECH FUND     ENERGY FUND       SERVICES FUND
--------------------    --------------   ------------     -----------       -------------
Lending Portfolio
Securities                     X               X               X                 X

Repurchase Agreements          X               X               X                 X

Reverse Repurchase
Agreements                     X               X               X                 X

Dollar Rolls                                                   X                 X

Illiquid Securities            X               X               X                 X

Rule 144A Securities           X               X               X                 X

Unseasoned Issuers

Sale of Money Market
Securities

Standby Commitments

                                              DERIVATIVES

Equity-Linked
Derivatives                    X               X               X                 X

Put Options                    X               X               X                 X

Call Options                   X               X               X                 X

Straddles                      X               X               X                 X

Warrants                       X               X               X                 X

Futures Contracts and
Options on Futures
Contracts                      X               X               X                 X

Forward Currency
Contracts                      X               X               X                 X


         FUND
                        AIM GLOBAL       AIM GLOBAL           AIM GLOBAL
SECURITY/ INVESTMENT    HEALTH CARE    INFRASTRUCTURE     TELECOMMUNICATIONS     AIM STRATEGIC
TECHNIQUE                  FUND              FUND         AND TECHNOLOGY FUND     INCOME FUND
--------------------    -----------    --------------     -------------------    -------------
Lending Portfolio
Securities                   X                X                    X                    X

Repurchase Agreements        X                X                    X                    X

Reverse Repurchase
Agreements                   X                X                    X                    X

Dollar Rolls                 X                X                    X                    X

Illiquid Securities          X                X                    X                    X

Rule 144A Securities         X                X                    X                    X

Unseasoned Issuers

Sale of Money Market
Securities

Standby Commitments

                                                 DERIVATIVES

Equity-Linked
Derivatives                  X                X                    X                    X

Put Options                  X                X                    X                    X

Call Options                 X                X                    X                    X

Straddles                    X                X                    X                    X

Warrants                     X                X                    X                    X

Futures Contracts and
Options on Futures
Contracts                    X                X                    X                    X

Forward Currency
Contracts                    X                X                    X                    X

                              AIM INVESTMENT FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


         FUND
                                                                             AIM GLOBAL
SECURITY/ INVESTMENT    AIM DEVELOPING    AIM GLOBAL       AIM GLOBAL        FINANCIAL
TECHNIQUE                MARKETS FUND    BIOTECH FUND     ENERGY FUND       SERVICES FUND
--------------------    --------------   ------------     -----------       -------------
Cover                          X               X               X                 X

                      ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Loan Participations
and Assignments                X

Privatizations                 X               X               X                 X

Indexed Commercial
Paper                          X

Samurai and Yankee
Bonds                          X

Brady Bonds                    X

Premium Securities             X

Structured Investments         X

Stripped Income
Investments                    X


         FUND
                        AIM GLOBAL       AIM GLOBAL           AIM GLOBAL
SECURITY/ INVESTMENT    HEALTH CARE    INFRASTRUCTURE     TELECOMMUNICATIONS     AIM STRATEGIC
TECHNIQUE                  FUND             FUND          AND TECHNOLOGY FUND     INCOME FUND
--------------------    -----------    --------------     -------------------    -------------
Cover                        X                X                    X                    X

                        ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Loan Participations
and Assignments                                                                         X

Privatizations               X                X                    X

Indexed Commercial
Paper                                                                                   X

Samurai and Yankee
Bonds                                                                                   X

Brady Bonds                                                                             X

Premium Securities                                                                      X

Structured Investments                                                                  X

Stripped Income
Investments                                                                             X

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

         The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Junk Bonds" below.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers.

         Each Fund may invest up to 100% of its total assets in foreign securities.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) will replace its local currency with the euro by July 1, 2002. The anticipated replacement of existing currencies with the euro no later than July 1, 2002 could cause market disruptions before or after July 2002 and could adversely affect the value of securities held by a Fund.

         Risks of Developing Countries. Each Fund may invest in securities of companies domiciled in developing countries and AIM Developing Markets Fund may invest all of its total assets in securities of companies domiciled in developing countries. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

         AIM Strategic Income Fund cannot invest more than 65% of assets in debt securities of issuers in emerging markets.

         FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interests or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the government of developing countries.

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its total assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         LIQUID ASSETS. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments (such as certificates of deposit, time deposits, banker's acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, participation interests in corporate loans, and municipal obligations). For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Government. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

         PRIVATIZATIONS. The governments of some foreign countries have been engaged in selling part or all of their stakes in government-owned or controlled enterprises ("privatizations"). The Advisor believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Funds in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Funds to participate may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

         INDEXED COMMERCIAL PAPER. The Funds may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures.

While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the funds to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The Funds will not purchase such commercial paper for speculation.

         LOAN PARTICIPATIONS AND ASSIGNMENTS. The Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignment of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower government. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights or set off against the borrowers, and the Funds may not directly benefit from any collateral supporting the Loan in which it has purchased any Participations. As a result, the Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation.

         In the event of the insolvency of the Lender selling a Participation, the Funds may be treated as a general creditor of the Lender and may not benefit from any set off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by AIM to be creditworthy. When the Funds purchase Assignments from Lenders, the Funds will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Funds as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

         The liquidity of Assignments and Participations is limited and the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Funds' ability to dispose of particular Assignments or Participations when necessary to meet the Funds' respective liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Funds to assign a value to those securities for purposes of valuing the Funds' portfolio and calculating the portfolios' net asset value.

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

         AIM Strategic Income Fund cannot invest more than 25% of total assets in bank securities.

         JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

         Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

         The Funds may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and each Fund's ability to dispose of particular issues and may also make it more difficult for each Fund to obtain accurate market quotations valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities. AIM Global Health Care Fund, AIM Global Financial Services Fund and AIM Global Telecommunications and Technology Fund may invest up to 5% of total assets in junk bonds (up to 20% for AIM Global Energy Fund and AIM Global Infrastructure Fund, up to 50% for AIM Developing Markets Fund and up to 65% for AIM Strategic Income Fund).

         Descriptions of debt securities ratings are found in Appendix A.

         SAMURAI AND YANKEE BONDS. Subject to its fundamental investment restrictions, the Funds may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. It is the policy of the Funds to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

         BRADY BONDS. The Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, Philippines, Poland, Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. As of the date of this Statement of Additional Information, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade.

         The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time of issuance and is adjusted at regular intervals thereafter.

         STRUCTURED INVESTMENTS. The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

         AIM Developing Markets Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

         Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, Developing Markets Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described below under "Investment Strategies and Risks - Other Investment Companies." Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

         STRIPPED INCOME SECURITIES. The Fund may invest a portion of its assets in stripped income securities, which are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the "interest only class" or the "IO class"), while the other class will receive all of the principal (the "principal-only class" or the "PO class"). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds.

         DEFAULTED SECURITIES. The Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase the Fund's operating expenses and adversely affect its net asset value. Any investments by the Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board of Trustees.

         VARIABLE OR FLOATING RATE INSTRUMENTS. The Funds may invest in securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds.

         INDEXED SECURITIES. The Funds may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

         ZERO-COUPON AND PAY-IN-KIND SECURITIES. The Funds may, but do not currently intend to, invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, the Funds may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions or forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery to the extent it can anticipate having available cash on settlement date.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales at any time.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets, to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

         INTERFUND LOANS. Each Fund may lend up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund loans are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, the Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds have obtained an exemptive order from the SEC allowing them to invest their cash balances in joint accounts for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         DOLLAR ROLLS. A dollar roll involves the sale of a security, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Whether such a transaction produces a gain depends upon the costs of the agreement and the income and gains of the investments purchased with the proceeds received from the sale of the dollar roll security. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Fund typically enters into dollar roll transactions to enhance the Fund's return either on an income or total return basis. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         AIM Global Biotech Fund, AIM Global Energy Fund, AIM Global Financial Services Fund, AIM Global Health Care Fund, AIM Global Infrastructure Fund and AIM Global Telecommunications and Technology Fund cannot invest more than 5% of total assets in joint ventures, cooperatives, partnerships and state enterprises which are illiquid.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Derivatives

         The Funds may each invest in forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies, and therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, a Fund's use of options may require that Fund to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lowest price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         STRADDLES. The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures

Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward contracts may require that Fund to set aside assets to reduce the risks associated with using forward contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of such Fund's outstanding shares, except that AIM Developing Markets Fund, AIM Global Biotech Fund and AIM Strategic Income Fund are not subject to restriction
(1) and AIM Global Biotech Fund, AIM Global Energy Fund, AIM Global Financial Services Fund, AIM Global Health Care Fund, AIM Global Infrastructure Fund and AIM Global Telecommunications and Technology Fund are not subject to restriction
(4). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         AIM Global Biotech Fund, AIM Global Energy Fund, AIM Global Financial Services Fund, AIM Global Health Care Fund, AIM Global Infrastructure Fund and AIM Global Telecommunications and Technology Fund will each concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments.

         AIM Global Biotech Fund will concentrate its investments in the securities of domestic and foreign issuers in the biotechnology industry.

         AIM Global Energy Fund will concentrate its investments in the securities of domestic and foreign issuers in the energy sector.

         AIM Global Financial Services Fund will concentrate its investments in the securities of domestic and foreign financial services companies.

         AIM Global Health Care Fund will concentrate its investments in the securities of domestic and foreign issuers in the health care industry.

         AIM Global Infrastructure Fund will concentrate its investments in the securities of domestic and foreign infrastructure companies.

         AIM Global Telecommunications and Technology Fund will concentrate its investments in the securities of domestic and foreign issuers in the telecommunications and technology industries.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM Developing Markets Fund, AIM Global Biotech Fund and AIM Strategic Income Fund are not subject to restriction
(1) and AIM Global Biotech Fund, AIM Global Energy Fund, AIM Global Financial Services Fund, AIM Global Health Care Fund, AIM Global Infrastructure Fund and AIM Global Telecommunications and Technology Fund are not subject to restriction
(3). They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

CONCENTRATION OF INVESTMENTS

         For purposes of AIM Global Biotech Fund's fundamental investment restriction regarding industry concentration, a company will be considered in the biotechnology industry if (1) at least 50% of its gross income or its net sales come from activities in the biotechnology industry; (2) at least 50% of its assets are devoted to producing revenues from the biotechnology industry;
(3) based on other available information, AIM determines that its primary business is within the biotechnology industry; or (4) AIM believes it will benefit from developments in the biotechnology industry.

         For purposes of the AIM Global Energy Fund's fundamental investment restriction regarding industry concentration, a company will be considered in the energy sector if (1) at least 50% of its gross income or its net sales come from activities in the energy sector; (2) at least 50% of its assets are devoted to producing revenues from the energy sector; or (3) based on other available information, AIM determines that its primary business is within the energy sector.

         For purposes of AIM Global Financial Services Fund's fundamental investment restriction regarding industry concentration, financial services companies include those that provide, and derive at least 40% of their revenues from, financial services (such as commercial banks, insurance companies, investment management companies, trust companies, savings banks, insurance brokerages, securities brokerages, investment banks, leasing companies, and real estate-related companies).

         For purposes of AIM Global Health Care Fund's fundamental investment restriction regarding industry concentration, a company will be considered a health care company if (1) at least 50% of its gross income or its net sales are derived from activities in the health care industry; (2) at least 50% of its assets are devoted to producing revenues from the health care industry; or (3) based on other available information, AIM determines that its primary business is within the health care industry.

         For purposes of AIM Global Infrastructure Fund's fundamental investment restriction regarding industry concentration, infrastructure companies include those that design, develop, or provide products and services significant to a country's infrastructure, and derive at least 40% of their revenues from these products and services (such as transportation systems, communications equipment and services, nuclear power and other energy sources, water supply, and oil, gas, and coal exploration).

         For purposes of AIM Global Telecommunications and Technology Fund's fundamental investment restriction regarding industry concentration, a company will be considered in the telecommunications industry or the technology industry if (1) at least 50% of its gross income or its net sales are derived from activities in that industry; (2) at least 50% of its assets are devoted to producing revenues from that industry; or (3) based on other available information, AIM determines that its primary business is within either industry.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the Fund may not achieve its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.


                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust and their principal occupations during at least the last five years are set forth in Appendix B.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.

         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Carl Frischling (on leave of absence), Lewis F. Pennock and Louis S. Sklar, Dr. Prema Mathai-Davis and Miss Ruth H. Quigley. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management.

         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

         The members of the Valuation Committee are Messrs. Dunn and Pennock, and Miss Quigley. The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith

(whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) considering and nominating individuals to stand for election as dis-interested trustees as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the dis-interested trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the dis-interested trustees.

         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Information regarding compensation paid or accrued for each trustee of the Trust who is not affiliated with AIM during the year ended December 31, 2001, is found in Appendix C.

Retirement Plan For Trustees

         The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

CODES OF ETHICS

         AIM, the Trust and A I M Distributors, Inc. ("AIM Distributors") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all Directors/Trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix D. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over [135] investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

         The Advisor is also responsible for furnishing to the Funds, at the Advisor's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

            FUND NAME                         NET ASSETS                ANNUAL RATE
            ---------                         ----------                -----------
AIM Developing Markets Fund               First $500 million              0.975%
AIM Global Energy Fund                    Next $500 million                0.95%
AIM Global Financial Services Fund        Next $500 million               0.925%
AIM Global Health Care Fund               On amounts thereafter            0.90%
AIM Global Infrastructure Fund
AIM Global Telecommunications and
Technology Fund



AIM Global Biotech Fund                   First $1 billion                 1.00%
                                          On amounts thereafter            0.95%


AIM Strategic Income Fund                 First $500 million              0.725%
                                          Next $500 million                0.70%
                                          Next $500 million               0.675%
                                          On amounts thereafter            0.65%

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed, effective July 1, 2001, to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's Investment of uninvested cash in an Affiliated Money

Market Fund. See "Investment Strategies and Risks - Other Investments - Other Investment Companies."

         AIM has contractually agreed to limit total annual fund operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on
(1) AIM Global Financial Services Fund's, AIM Global Health Care Fund's, AIM Global Infrastructure Fund's, AIM Global Resources Fund's and AIM Global Telecommunications and Technology Fund's Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively, and (2) on AIM Developing Markets Fund's Class A, Class B and Class C shares to 1.75%, 2.40% and 2.40%, respectively. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on AIM Strategic Income Fund's Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses of Class A shares to 1.50% (e.g., if AIM waives 0.06% of Class A expenses, AIM will also waive 0.06% of Class B and Class C expenses). Such contractual fee waivers or reductions are set forth in the Fee Table to each Fund's Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

INVESTMENT SUB-ADVISOR

         AIM has entered into a Master Sub-Advisory contract with INVESCO Asset Management Limited ("Sub-Advisor") to provide investment sub-advisory services to AIM Developing Markets Fund.

         The Sub-Advisor, 11 Devonshire Square, London, EC2M 4YR, England has provided investment management and/or administrative services to pension funds, insurance funds, index funds, unit trusts, offshore funds and a variety of institutional accounts since 1967.

         AIM and the Sub-Advisor are indirect wholly owned subsidiaries of AMVESCAP (formerly, AMVESCO PLC and INVESCO PLC). AMVESCAP is one of the largest independent investment management businesses in the world.

         For the services to be rendered by the Sub-Advisor under its Master Sub-Advisory Contract, the Advisor will pay to the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.40% of the Advisor's compensation of the sub-advised assets per year, for AIM Developing Markets Fund.

         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended October 31, 2001, are found in Appendix E.

          SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

          AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended October 31, 2001, are found in Appendix F.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for retail purchases. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories; the Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Trustees has selected PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         The Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures (except for "Allocation of Equity Offering Transactions") as set forth below.

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid by each of the Funds during the last three fiscal years ended October 31, 2001, are found in Appendix G.

COMMISSIONS

         During the last three fiscal years ended October 31, 2001, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

DIRECTED BROKERAGE (RESEARCH SERVICES)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended October 31, 2001 are found in Appendix H.

REGULAR BROKERS OR DEALERS

         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended October 31, 2001 is found in Appendix H.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF EQUITY OFFERING TRANSACTIONS

         From time to time, certain of the AIM Funds or other accounts managed by AIM may become interested in participating in equity security distributions that are available in an equity "offering", which AIM defines as an IPO, a secondary (follow-on offering), a private placement, a direct placement or a PIPE (private investment in a public equity) and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for offerings for all AIM Funds and accounts participating in purchase transactions for that offering, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular offering by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in offerings will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of offerings over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous offerings as well as the size of the AIM Fund or account. Each eligible AIM Fund and account with an asset level of less than $500 million will be placed in one of three tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points. Selection of those AIM Funds or accounts shall be rotational in a manner designed to allocate equally over the longer term. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, will each be limited to a 40 basis point allocation only.

         When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in offerings, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such offering transactions will be the same for each AIM Fund and account.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund

         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund and AIM Money Market Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

         Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Aggressive Growth Fund                    AIM Large Cap Core Equity Fund
AIM Asian Growth Fund                         AIM Large Cap Growth Fund
AIM Basic Value Fund                          AIM Large Cap Opportunities Fund
AIM Blue Chip Fund                            AIM Mid Cap Basic Value Fund
AIM Capital Development Fund                  AIM Mid Cap Equity Fund
AIM Charter Fund                              AIM Mid Cap Growth Fund
AIM Constellation Fund                        AIM Mid Cap Opportunities Fund
AIM Dent Demographic Trends Fund              AIM New Technology Fund
AIM Emerging Growth Fund                      AIM Select Equity Fund
AIM European Development Fund                 AIM Small Cap Equity Fund
AIM European Small Company Fund               AIM Small Cap Growth Fund
AIM Euroland Growth Fund                      AIM Small Cap Opportunities Fund
AIM Global Utilities Fund                     AIM Value Fund
AIM International Emerging Growth Fund        AIM Value II Fund
AIM International Equity Fund                 AIM Weingarten Fund
AIM International Value Fund                  AIM Worldwide Spectrum Fund
AIM Large Cap Basic Value Fund

                                                                       Dealer
                                          Investor's Sales Charge    Concession
                                       --------------------------   -------------
                                           As a          As a           As a
                                        Percentage     Percentage    Percentage
                                       of the Public   of the Net   of the Public
     Amount of Investment in              Offering       Amount       Offering
       Single Transaction(1)               Price       Invested         Price
     -----------------------           -------------   ----------   -------------
             Less than $   25,000         5.50%          5.82%          4.75%
$ 25,000 but less than $   50,000         5.25           5.54           4.50
$ 50,000 but less than $  100,000         4.75           4.99           4.00
$100,000 but less than $  250,000         3.75           3.90           3.00
$250,000 but less than $  500,000         3.00           3.09           2.50
$500,000 but less than $1,000,000         2.00           2.04           1.60

(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.

CATEGORY II FUNDS

AIM Balanced Fund                                    AIM Global Trends Fund
AIM Basic Balanced Fund                              AIM High Income Municipal Fund
AIM Developing Markets Fund                          AIM High Yield Fund
AIM Global Aggressive Growth Fund                    AIM High Yield Fund II
AIM Global Energy Fund                               AIM Income Fund
AIM Global Financial Services Fund                   AIM Intermediate Government Fund
AIM Global Growth Fund                               AIM Municipal Bond Fund
AIM Global Health Care Fund                          AIM Real Estate Fund
AIM Global Income Fund                               AIM Strategic Income Fund
AIM Global Infrastructure Fund                       AIM Total Return Bond Fund
AIM Global Telecommunications and Technology Fund

                                                                       Dealer
                                       Investor's Sales Charge       Concession
                                      --------------------------    -------------
                                          As a           As a           As a
                                       Percentage     Percentage     Percentage
                                      of the Public   of the Net    of the Public
      Amount of Investment in           Offering        Amount        Offering
        Single Transaction                Price        Invested         Price
      -----------------------         -------------   ----------    ------------
             Less than $   50,000         4.75%          4.99%         4.00%
$ 50,000 but less than $  100,000         4.00           4.17          3.25
$100,000 but less than $  250,000         3.75           3.90          3.00
$250,000 but less than $  500,000         2.50           2.56          2.00
$500,000 but less than $1,000,000         2.00           2.04          1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                      Dealer
                                      Investor's Sales Charge      Concession
                                      -----------------------     -------------
                                         As a           As a          As a
                                      Percentage     Percentage    Percentage
                                     of the Public   of the Net   of the Public
     Amount of Investment in           Offering        Amount        Offering
       Single Transaction                Price        Invested        Price
     -----------------------         -------------   ----------   -------------
             Less than $  100,000        1.00%         1.01%          0.75%
$100,000 but less than $  250,000        0.75          0.76           0.50
$250,000 but less than $1,000,000        0.50          0.50           0.40

         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases ("Large Purchases"). If an investor makes a Large Purchase of Class A shares of a Category I or II Fund, however, the shares generally will be subject to a contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares of Category III Funds made on or after November 15, 2001 will be subject to a 0.25% CDSC if the investor redeems those shares within 12 months after purchase.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

         For Large Purchases of Class A shares of Category I or II Funds, AIM Distributors may make the following payments to dealers and institutions that are dealers of record:

                            PERCENT OF SUCH PURCHASES

                1% of the first $2 million
                plus 0.80% of the next $1 million
                plus 0.50% of the next $17 million
                plus 0.25% of amounts in excess of $20 million

         For Large Purchases of Class A shares of Category III Funds, AIM Distributors may make the following payments to dealers and institutions that are dealers of record:

         Up to 0.10% of purchases of AIM Limited Maturity Treasury Fund; and Up to 0.25% of purchases of AIM Tax-Free Intermediate Fund

         If an investor makes a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

         If an investor makes a Large Purchase of Class A shares and a Category I or II Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange.

         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange.

         For annual purchases of Class A shares of Category I and II Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value to employee benefit plans:

                            PERCENT OF SUCH PURCHASES

                1% of the first $2 million
                plus  0.80% of the next $1 million
                plus 0.50% of the next $17 million
                plus 0.25% of amounts in excess of $20 million

         For annual purchases of Class A Shares of AIM Limited Maturity Treasury Fund, AIM Distributors may pay investment dealers or other financial service firms up to 0.10% of the net asset value of such shares sold at net asset value.

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

         o an individual (including his or her spouse or domestic partner, and children)

         o any trust established exclusively for the benefit of an individual

         o a pension, profit-sharing, or other retirement plan established exclusively for the benefit of an individual, such as:

                  a.       an IRA

                  b.       a Roth IRA

                  c. a single-participant money-purchase/profit-sharing plan

                  d. an individual participant in a 403(b) Plan (unless the 403(b) plan itself qualifies as the purchaser, as discussed below)

403(b) PLANS

         o A 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

                  a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

                  b. each transmittal must be accompanied by a single check or wire transfer; and

                  c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

         o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account

         o a trustee or fiduciary purchasing for a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code

         o a trustee or fiduciary purchasing for a 457 plan, even if more than one beneficiary or participant is involved

LINKED EMPLOYEE PLANS

         o Linked Employee Plans where the employer has notified AIM Distributors in writing that all of its related employee accounts should be linked, such as:

                  a.       Simplified Employee Pension (SEP) Plans

                  b. Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) Plans

                  c.       Savings Incentive Match Plans for Employees IRA
                           (SIMPLE IRA)

OTHER GROUPS

         o any other organized group of persons, whether incorporated or not, provided that:

                  a. the organization has been in existence for at least six months; and

                  b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by:

         o indicating on the account application that he or she intends to provide a Letter of Intent ("LOI"); and

         o        fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he or she understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge

     o Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look as the Sales Charge Table in the section on "Large Purchases of Class A Shares" above).

     o It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     o The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

     o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     Calculating the Number of Shares to be Purchased

     o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     o If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

     o The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

     Fulfilling the Intended Investment

     o By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     o To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     o If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     Canceling the LOI

o If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

o If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges

         If an investor enters into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his or her existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contract purchased on or before June 30, 1992.

         If an investor's new purchase of Class A shares of a Category I, II or III Fund is at net asset value, the newly purchased shares will be subject to a contingent deferred sales charge if the investor redeems them prior to the end of the applicable holding period (18 months for Category I and II Funds shares and 12 months for Category III Fund shares). For Class A shares of Category III Funds, the provisions of this paragraph apply only to new purchases made on and after November 15, 2001.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

     o Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

     o programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     o   AIM Management and its affiliates, or their clients;

     o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds(R), and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

     o Any current or retired officer, director, or employee (and members of their immediate family) of PFPC Inc. (formerly known as First Data Investor Services Group);

     o Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

     o   Purchases through approved fee-based programs;

     o Employee benefit plans that are Qualified Purchasers, as defined above, and non-qualified plans offered in conjunction with those employee benefit plans, provided that:

               a. the initial investment in the plan(s) is at least $1 million;

               b.   the sponsor signs a $1 million LOI;

               c. the employer-sponsored plan has at least 100 eligible employees; or

               d. all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor.

     o Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

     o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

     o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

     o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

     o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

     o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

     o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

     o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

     o   Qualified Tuition Programs created and maintained in accordance with
         Section 529 of the Code; and

     o Participants in select brokerage programs for defined contribution plans and rollover IRAs (including rollover IRAs which accept annual IRA contributions) who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

     o   the reinvestment of dividends and distributions from a Fund;

     o   exchanges of shares of certain Funds;

     o   use of the reinstatement privilege; or

     o   a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a contingent deferred sales charge if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a contingent deferred sales charge if they redeem their shares within the first year after purchase. See the Prospectus for additional information regarding this contingent deferred sales charge (CDSC). AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AFS as long as such request is received prior to the close of the customary trading session of the NYSE. AFS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), present or future, with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Withdrawal Plan, all shares are to be held by AFS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AFS. To provide funds for payments made under the Systematic Withdrawal Plan, AFS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

         A contingent deferred sales charge (CDSC) may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds or upon the redemption of Class B shares or Class C shares. On and after November 15, 2001, a CDSC also may be imposed upon the redemption of Large Purchases of Class A shares of Category III Funds. See the Prospectus for additional information regarding CDSCs.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I or II Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         o Redemptions of shares of Category I or II Funds held more than 18 months;

         o Redemptions of shares of Category III Funds purchased prior to November 15, 2001;

         o Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and held for more than 12 months;

         o Redemptions from employee benefit plans designated as Qualified Purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o        Redemptions from private foundations or endowment funds;

         o Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

         o Redemptions of shares of Category I, II or III Funds or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category I or II Fund, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund shares;

         o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

         o Redemptions of shares of Category I or II Funds acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

         o Redemption of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001, unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares; and

         o Redemptions of shares of Category I or II Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, unless the Category I or II Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds shares.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

         o total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

         o minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age
                  70 1/2;

         o redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

         o redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

         o redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

         o redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

         o redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
                  Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2));

         o redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

         o Additional purchases of Class C shares of AIM International Value Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

         o        Investment account(s) of AIM;

         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him; and

         o Redemptions of Class C shares, where such redemptions are in connection with employee terminations or withdrawals from (i) a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code; and (ii) a 457 plan, even if more than one beneficiary or participant is involved.

General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AFS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AFS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AFS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AFS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AFS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that AFS and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Connect option, he will notify AFS in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price.

         For example, at the close of business on October 31, 2001, AIM Global Health Care Fund - Class A shares had a net asset value per share of $29.93. The offering price, assuming an initial sales charge of 4.75%, therefore was $31.42.

Calculation of Net Asset Value

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Foreign securities are converted into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property if the Fund has made an election under Rule 18f-1 under the 1940 Act. Rule 18f-1 obligates a Fund to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must withhold as of January 1, 2002, 30% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding; however, the backup withholding rate decreases in phases to 28% for distributions made in the year 2006 and thereafter.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund, or

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of the Funds to declare and pay annually net investment income dividends and capital gain distributions, except for AIM Strategic Income Fund which will pay monthly net investment income dividends.

         It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gains by the end of each taxable year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         A dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principals under the 1940 Act and the Code.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year.

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. Those Funds that are permitted to invest in foreign equity securities may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

          The application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

          SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Trust as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Trust to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 20% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Legislation enacted in 1997 lowers the maximum capital gain tax rate from 20% to 18% with respect to capital assets which are held for five years and for which the holding period begins after December 31, 2000. In connection with this new legislation, a Fund may make elections to treat any readily tradable stock it holds on January 1, 2001 as having been sold and reacquired on January 2, 2001 at its closing market price on that date and to treat any other security in its portfolio as having been sold and reacquired on January 1 for an amount equal to its fair market value on that date. If a Fund makes any such election (when it files its tax return), it will recognize gain, but not loss, on the deemed sale, which may cause a Fund to increase the amount of distributions that the Fund will make in comparison to a fund that did not make such an election. The Funds have not yet determined whether they will make this election with respect to any stock or securities in their respective portfolios.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that do not constitute ordinary income earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred if the shareholder purchases other shares of the Fund within thirty
(30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account.

         BACKUP WITHHOLDING. The Funds may be required to withhold as of January 1, 2002, 30% of distributions and/or redemption payments; however, this rate is further reduced in phases to 28% for distributions made in the year 2006 and thereafter. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions made on or after January 1, 2002 that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status; (however, this rate is further reduced in phases to 28% for distributions made in the year 2006 and thereafter).

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

         The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of Class A shares. Each Fund pays 1.00% of the average daily net assets of Class B shares and of Class C shares.

         FUND                                                 CLASS A
         ----                                                 -------
         AIM Developing Markets Fund                            0.50%
         AIM Global Biotech Fund                                0.35
         AIM Global Energy Fund                                 0.50
         AIM Global Financial Services Fund                     0.50
         AIM Global Health Care Fund                            0.50
         AIM Global Infrastructure Fund                         0.50
         AIM Global Telecommunications
           and Technology Fund                                  0.50
         AIM Strategic Income Fund                              0.35

         All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

         See Appendix I for a list of the amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the year, or period, ended October 31, 2001 and Appendix J for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended October 31, 2001.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales.

         Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of a Fund and its Class B shareholders to pay contingent deferred sales charges.

         Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each Fund, if applicable, for the last three fiscal years ended October 31, 2001, are found in Appendix K.


                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                        n
                                  P(1+T) =ERV

Where           P       =    a hypothetical initial payment of $1,000.
                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the
                             beginning of the 1, 5, or 10 year periods).
                n       =    number of years.
                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the 1, 5, or 10 year periods
                             (or fractional portion of such period).


         The average annual total returns for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if applicable) ended October 31, 2001, are found in Appendix L.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                        n
                                  P(1+U) =ERV

Where           P      =   a hypothetical initial payment of $1,000.
                U      =   average annual total return assuming payment of only
                           a stated portion of, or none of, the applicable
                           maximum sales load at the beginning of the stated
                           period.
                n      =   number of years.
                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P      =   a hypothetical initial payment of $1,000.
                V      =   cumulative total return assuming payment of all of, a
                           stated portion of, or none of, the applicable maximum
                           sales load at the beginning of the stated period.
                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         The cumulative total returns for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if applicable) ended October 31, 2001, are found in Appendix L.

Yield Quotation

         Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for each Fund is as follows:

                                                   6
                        YIELD = 2[((a-b)/(c x d)+1) -1]

Where          a    =   dividends and interest earned during a stated 30-day
                        period. For purposes of this calculation, dividends are
                        accrued rather than recorded on the ex-dividend date.
                        Interest earned under this formula must generally be
                        calculated based on the yield to maturity of each
                        obligation (or, if more appropriate, based on yield to
                        call date).
               b   =    expenses accrued during period (net of reimbursements).
               c   =    the average daily number of shares outstanding during
                        the period.
               d   =    the maximum offering price per share on the last day of
                        the period.


         The yield for AIM Strategic Income Fund for the 30-day period ended October 31, 2001, is found in Appendix L.

Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         Certain Funds may participate in the initial public offering (IPO) market in some market cycles. Because of these Funds' small asset bases, any investment the Funds may make in IPOs may significantly increase these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may decrease the Funds' total returns.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

         Advertising Age             Forbes                     Pension World
         Barron's                    Fortune                    Pensions & Investments
         Best's Review               Hartford Courant Inc.      Personal Investor
         Broker World                Institutional Investor       Financial Services Week
         Business Week               Insurance Forum            Philadelphia Inquirer
         Changing Times              Insurance Week             Smart Money
         Christian Science Monitor   Investor's Daily           USA Today
         Consumer Reports            Journal of the American    U.S. News & World Report
         Economist                      Society of CLU & ChFC   Wall Street Journal
         EvroMoney                   Kiplinger Letter           Washington Post
         FACS of the Week            Money                      CNN
         Financial Planning          Mutual Fund Forecaster     CNBC

         Financial Product News      Mutual Fund Magazine       PBS
         Financial Services Week     Nation's Business
         Financial World             New York Times

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                   Stanger
         Donoghue's                          Weisenberger
         Mutual Fund Values (Morningstar)    Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

         Goldman Technology Index                 Lipper Science and Technology Fund Index
         JP Morgan Global Government Bond Index   Lehman Brothers Aggregate Bond Index
         Lipper Emerging Markets Fund Index       MSCI All Country World Free Index
         Lipper Natural Resources Fund Index      MSCI Emerging Markets Free Index
         Lipper Financial Services Fund Index     MSCI World Index
         Lipper Multi-Sector Income Fund Index    Standard & Poor's 500 Stock Index
         Lipper Global Fund Index                 NASDAQ Index
         Lipper Health/Biotech Fund Index

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:


                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

         Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

         In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

         A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA


         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

         Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.


                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B

                              TRUSTEES AND OFFICERS

         Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

                                               POSITION(s)
                                                HELD WITH       PRINCIPAL OCCUPATION(s) DURING AT LEAST
NAME, ADDRESS AND AGE                           REGISTRANT      THE PAST 5 YEARS
---------------------                          -----------      ---------------------------------------
*ROBERT H. GRAHAM (55)                      Trustee, Chairman   Chairman, President and Chief Executive Officer, A I M
                                              and President     Management Group Inc.; Chairman and President, A I M
                                                                Advisors, Inc.; Director and Senior Vice President,
                                                                A I M Capital Management, Inc.; Chairman, A I M
                                                                Distributors, Inc., A I M Fund Services, Inc. and Fund
                                                                Management Company; and Director and Vice Chairman,
                                                                AMVESCAP PLC (parent of AIM and a global investment
                                                                management firm).

FRANK S. BAYLEY (62)                             Trustee        Partner, law firm of Baker & McKenzie; Director and
Two Embarcadero Center                                          Chairman, C.D. Stimson Company (private investment
Suite 2400                                                      company); and Trustee, The Badgley Funds.
San Francisco, CA 94111

BRUCE L. CROCKETT (57)                           Trustee        Director, ACE Limited (insurance company).
906 Frome Lane                                                  Formerly, Director, President and Chief Executive
McLean, VA  22102                                               Officer, COMSAT Corporation; and Chairman, Board of
                                                                Governors of INTELSAT (international communications
                                                                company).

ALBERT R. DOWDEN (60)                            Trustee        Chairman, Cortland Trust, Inc. (investment company)
1815 Central Park Drive                                         and DHJ Media, Inc.; and Director, Magellan
P.O. Box 774000 - PMB #222                                      Insurance Company. Formerly, Director, President
Steamboat Springs, CO 80477                                     and Chief Executive Officer, Volvo Group North
                                                                America, Inc.; Senior Vice President, AB Volvo; and
                                                                Director, The Hertz Corporation, Genmar Corporation
                                                                (boat manufacturer), National Media Corporation and
                                                                Annuity and Life Re (Holdings), Ltd.

--------

* Mr. Graham is an "interested person" of the Trust and AIM as that term is defined in the 1940 Act.

                                               POSITION(s)
                                                HELD WITH       PRINCIPAL OCCUPATION(s) DURING AT LEAST
NAME, ADDRESS AND AGE                           REGISTRANT      THE PAST 5 YEARS
---------------------                          -----------      ---------------------------------------
EDWARD K. DUNN, JR. (66)                         Trustee        Formerly, Chairman, Mercantile Mortgage Corp.; Vice
2 Hopkins Plaza                                                 Chairman, President and Chief Operating Officer,
8th Floor, Suite 805                                            Mercantile-Safe Deposit & Trust Co.; and President,
Baltimore, MD 21201                                             Mercantile Bankshares Corp.

JACK M. FIELDS (50)                              Trustee        Chief Executive Officer, Twenty First Century Group,
434 New Jersey Avenue, SE                                       Inc. (governmental affairs company). Formerly,
Washington, DC 20003                                            Member of the U.S. House of Representatives.

**CARL FRISCHLING (65)                           Trustee        Partner, Kramer Levin Naftalis & Frankel LLP (law
919 Third Avenue                                                firm); and Director, Cortland Trust, Inc.
New York, NY 10022                                              (investment company).

PREMA MATHAI-DAVIS (51)                          Trustee        Member, Visiting Committee, Harvard University
370 East 76th Street                                            Graduate School of Education, New School
New York, NY 10021                                              University. Formerly, Chief Executive Officer, YWCA
                                                                of the USA; Commissioner, New York City Department
                                                                of the Aging; and Commissioner, New York City
                                                                Metropolitan Transportation Authority.

LEWIS F. PENNOCK (59)                            Trustee        Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX 77057

RUTH H. QUIGLEY (67)                             Trustee        Private investor; and President, Quigley Friedlander
1055 California Street                                          & Co., Inc. (financial advisory services firm) from
San Francisco, CA 94108                                         1984 to 1986.

LOUIS S. SKLAR (62)                              Trustee        Executive Vice President, Development and
The Williams Tower                                              Operations, Hines Interests Limited Partnership
50th Floor                                                      (real estate development).
2800 Post Oak Blvd.
Houston, TX 77056

MELVILLE B. COX (58)                          Vice President    Vice President and Chief Compliance Officer, A I M
                                                                Advisors, Inc. and A I M Capital Management, Inc.;
                                                                and Vice President, A I M Fund Services, Inc.

----------

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                                               POSITION(s)
                                                HELD WITH       PRINCIPAL OCCUPATION(s) DURING AT LEAST
NAME, ADDRESS AND AGE                           REGISTRANT      THE PAST 5 YEARS
---------------------                          -----------      ---------------------------------------
GARY T. CRUM (54)                             Vice President    Director and President, A I M Capital Management,
                                                                Inc.; Director and Executive Vice President, A I M
                                                                Management Group Inc.; Director and Senior Vice
                                                                President, A I M Advisors, Inc.; and Director, A I M
                                                                Distributors, Inc. and AMVESCAP PLC (parent of AIM
                                                                and a global investment management firm).

CAROL F. RELIHAN (47)                         Vice President    Director, Senior Vice President, General Counsel and
                                              and Secretary     Secretary, A I M Advisors, Inc. and A I M Management
                                                                Group Inc.; Director, Vice President and General
                                                                Counsel, Fund Management Company; and Vice
                                                                President, A I M Fund Services, Inc., A I M Capital
                                                                Management, Inc. and A I M Distributors, Inc.

DANA R. SUTTON (43)                           Vice President    Vice President and Fund Treasurer, A I M Advisors,
                                              and Treasurer     Inc.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE


         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who is not affiliated with AIM during the year ended December 31, 2001:

                                                     RETIREMENT         ESTIMATED
                                  AGGREGATE            BENEFITS           ANNUAL              TOTAL
                                 COMPENSATION          ACCRUED           BENEFITS          COMPENSATION
                                  FROM THE              BY ALL             UPON             FROM ALL AIM
       TRUSTEE                     TRUST(1)         AIM FUNDS(2)(3)    RETIREMENT(4)          FUNDS(5)
       -------                   ------------       ---------------    -------------       -------------
C. Derek Anderson(6)              $ 40,890                 -0-                 -0-            $ 63,240
Frank S. Bayley                     48,441                 -0-            $ 75,000             112,000
Bruce L. Crockett(7)                   657            $ 36,312              75,000             126,500
Owen Daly II(7)(8)                     657              33,318              75,000             126,500
Albert R. Dowden(7)                    657               3,193              75,000             126,500
Edward K. Dunn, Jr.(7)                 657               8,174              75,000             126,500
Jack M. Fields(7)                      631              19,015              75,000             126,000
Carl Frischling(7) (9)                 631              54,394              75,000             126,000
Prema Mathai-Davis(7)                  657              21,056              75,000             126,500
Lewis F. Pennock(7)                    657              37,044              75,000             125,500
Ruth H. Quigley                     48,468                 -0-              75,000             112,500
Louis S. Sklar(7)                      657              53,911              75,000             123,000

(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2001, including earnings was $3,892.

(2) During the fiscal year ended October 31, 2001, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $1,943.

(3) Effective September 1, 2001, the Trust adopted a retirement plan covering all of the trustees. Certain other investment companies advised by AIM had adopted a retirement plan prior to such date. Messrs. Anderson and Bayley and Miss Quigley did not participate in the retirement plan for such other investment companies because Mr. Bayley and Miss Quigley were not elected to serve as trustees of such other investment companies until September 28, 2001, and Mr. Anderson declined to stand for election as a trustee of such other investment companies.

(4) Amounts shown assume each trustee serves until his or her normal retirement date.

(5) All trustees currently serve as directors or trustees of sixteen registered investment companies advised by AIM.

(6)      Mr. Anderson resigned as a trustee on August 16, 2001.

(7) Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis were elected to serve as trustees on August 17, 2001.

(8)      Mr. Daly was a trustee until December 31, 2001, when he retired.

(9) During the fiscal year ended October 31, 2001, the Trust did not pay any legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Kramer Levin Naftalis & Frankel LLP became counsel to the independent trustees of the Trust effective August 17, 2001. Such firm currently serves as counsel to the independent directors or trustees of all sixteen registered investment companies advised by AIM and receives fees from all such investment companies. Mr. Frischling is a partner in such firm.

                                   APPENDIX D

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of January 18, 2002.

AIM DEVELOPING MARKETS FUND

                                                 CLASS A SHARES            CLASS B SHARES            CLASS C SHARES
                                               -------------------       -------------------      -------------------
NAME AND ADDRESS OF                            PERCENTAGE OWNED OF       PERCENTAGE OWNED OF      PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                     RECORD                    RECORD                    RECORD
-------------------                            -------------------       -------------------      -------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246                                7.92%                      --                      11.51%

Prudential Securities Inc.
FBO Mr. Donald Ellis &
  Ms. Janice Burrows Ellis Ten Com
64 Walnut Circle
Basking Ridge, NJ 07920                                 --                       --                       5.88%

AIM GLOBAL BIOTECH FUND

         AIM provided the initial capitalization of the Fund and, accordingly, as of the date of this Statement of Additional Information, owned more than 25% of the issued and outstanding shares of the Fund and therefore could be deemed to "control" the Fund as that term is defined in the 1940 Act. It is anticipated that after commencement of the public offering of the Fund's shares, AIM will cease to control the Fund for purposes of the 1940 Act.

                                                 CLASS A SHARES            CLASS B SHARES            CLASS C SHARES
                                               -------------------       -------------------      -------------------
NAME AND ADDRESS OF                            PERCENTAGE OWNED OF       PERCENTAGE OWNED OF      PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                     RECORD                    RECORD                    RECORD
-------------------                            -------------------       -------------------      -------------------
A I M Advisors, Inc.
Attn:  David Hessel
11 Greenway Plaza, Suite 100
Houston, TX 77046                                    100.00%                   100.00%                  100.00%

AIM GLOBAL ENERGY FUND

                                                 CLASS A SHARES            CLASS B SHARES            CLASS C SHARES
                                               -------------------       -------------------      -------------------
NAME AND ADDRESS OF                            PERCENTAGE OWNED OF       PERCENTAGE OWNED OF      PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                     RECORD                    RECORD                    RECORD
-------------------                            -------------------       -------------------      -------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246                                8.79%                     9.51%                    25.61%

NFSC FEBO
NFSC/FMTC IRA
FBO Victor Gregory
4707 Albert Road
Bensalem, PA 19020                                      --                        --                      7.46%

First Clearing Corporation
Frank Vero & Sharon F. Vero
6051 S.W. 18th Court Road
Ocala, FL 34474                                         --                        --                      7.05%

AIM GLOBAL FINANCIAL SERVICES FUND

                                                 CLASS A SHARES            CLASS B SHARES            CLASS C SHARES
                                               -------------------       -------------------      -------------------
NAME AND ADDRESS OF                            PERCENTAGE OWNED OF       PERCENTAGE OWNED OF      PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                     RECORD                    RECORD                    RECORD
-------------------                            -------------------       -------------------      -------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                           12.70%                    10.64%                    18.24%
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

AIM GLOBAL HEALTH CARE FUND

                                                 CLASS A SHARES            CLASS B SHARES            CLASS C SHARES
                                               -------------------       -------------------      -------------------
NAME AND ADDRESS OF                            PERCENTAGE OWNED OF       PERCENTAGE OWNED OF      PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                     RECORD                    RECORD                    RECORD
-------------------                            -------------------       -------------------      -------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246                               10.56%                     6.70%                    12.74%

AIM GLOBAL INFRASTRUCTURE FUND

                                                 CLASS A SHARES            CLASS B SHARES            CLASS C SHARES
                                               -------------------       -------------------      -------------------
NAME AND ADDRESS OF                            PERCENTAGE OWNED OF       PERCENTAGE OWNED OF      PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                     RECORD                    RECORD                    RECORD
-------------------                            -------------------       -------------------      -------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246                                7.98%                      --                      15.83%

ANTC Cust Rollover IRA FBO
David L. Neitzel
10012 63 Avenue
Pleasant Prairie, WI 53158                              --                       --                      12.16%

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303                                   --                       --                       5.49%

ANTC Cust 403B Plan
CUNY FBO
Hershey Harry Friedman
1367 57 Street
Brooklyn, NY 11219                                      --                       --                       5.04%

AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                                                 CLASS A SHARES            CLASS B SHARES            CLASS C SHARES
                                               -------------------       -------------------      -------------------
NAME AND ADDRESS OF                            PERCENTAGE OWNED OF       PERCENTAGE OWNED OF      PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                     RECORD                    RECORD                    RECORD
-------------------                            -------------------       -------------------      -------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                            8.22%                     5.59%                    8.93%
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

AIM STRATEGIC INCOME FUND

                                                  CLASS A SHARES           CLASS B SHARES            CLASS C SHARES
                                               -------------------       -------------------      -------------------
NAME AND ADDRESS OF                            PERCENTAGE OWNED OF       PERCENTAGE OWNED OF      PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                      RECORD                   RECORD                    RECORD
-------------------                            -------------------       -------------------      -------------------
Ralph P. Marra
2511 E 8th Street
Tucson, AZ 85716                                        --                       --                      7.20%

Ignacio F. Estrada and Celia
  Estrada JTWROS
7801 Garfield St.
Huntington Beach, CA 92648                              --                       --                      6.85%

PaineWebber For the Benefit of
Gene P. McCutchin
P.O. Box 802043
Dallas, TX 75380                                        --                       --                      6.63%

PaineWebber For the Benefit of
Tony Nicholas TTEE
Turbine Supply Co. Keogh Profit
  Sharing Plan
2222 N. Interstate 27
Lubbock, TX 79403                                       --                       --                      6.63%

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246                                  --                       --                      5.03%

MANAGEMENT OWNERSHIP

As of January 18, 2002, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of any Fund.

                                   APPENDIX E

                                 MANAGEMENT FEES

         For the last three fiscal years ended October 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

       FUND NAME                                 2001                                              2000
       ---------           -------------------------------------------------  ----------------------------------------------------
                            MANAGEMENT       MANAGEMENT       NET MANAGEMENT  MANAGEMENT      MANAGEMENT FEE    NET MANAGEMENT FEE
                           FEE PAYABLE       FEE WAIVERS         FEE PAID     FEE PAYABLE        WAIVERS               PAID
                           -----------       -----------      --------------  -----------     --------------    ------------------
AIM Developing Markets
Fund                       $ 1,720,644       $   880,540       $   840,104    $ 2,321,564       $   195,861       $ 2,125,703

AIM Global Biotech Fund*           N/A               N/A               N/A            N/A               N/A               N/A

AIM Global Energy Fund         269,728           231,238            38,490        296,957           242,924            54,033

AIM Global Financial
Services Fund                2,721,720             1,017         2,720,703      1,192,264               -0-         1,192,264**

AIM Global Health Care
Fund                         7,123,437             1,495         7,122,942      4,963,633               -0-         4,963,633

AIM Global
Infrastructure Fund            349,137           147,772           201,365        551,358           116,307           435,051**

AIM Global
Telecommunications and
Technology Fund             13,178,872           728,934        12,449,938     29,880,111               -0-        29,880,111

AIM Strategic Income
Fund                           869,457           619,956           249,501      1,118,206           548,051           570,155


       FUND NAME                                    1999
       ---------               -------------------------------------------------
                                MANAGEMENT     MANAGEMENT FEE     NET MANAGEMENT
                               FEE PAYABLE         WAIVERS           FEE PAID
                               -----------     --------------     --------------
AIM Developing Markets
Fund                           $ 1,560,741       $   747,433       $   813,308

AIM Global Biotech Fund*               N/A               N/A               N/A

AIM Global Energy Fund             439,387           135,288           304,099**

AIM Global Financial
Services Fund                      883,755           144,306           739,449**

AIM Global Health Care
Fund                             4,855,959               -0-         4,855,959

AIM Global
Infrastructure Fund                542,222           123,428           418,794**

AIM Global
Telecommunications and
Technology Fund                 15,437,508               -0-        15,437,508

AIM Strategic Income
Fund                             1,749,758               -0-         1,749,758

*   Commenced operations on December 31, 2001

                                   APPENDIX F

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended October 31:

             FUND NAME                                    2001           2000           1999
             ---------                                  --------       --------       --------
AIM Developing Markets Fund                             $ 50,000       $ 50,000       $ 42,462

AIM Global Biotech Fund*                                     N/A            N/A            N/A

AIM Global Energy Fund                                    50,000         50,000         24,486

AIM Global Financial Services Fund                        75,830         50,000         34,005

AIM Global Health Care Fund                              134,681        117,295        142,382

AIM Global Infrastructure Fund                            50,000         50,000         25,171

AIM Global Telecommunications and Technology Fund        154,242        202,100        320,819

AIM Strategic Income Fund                                 50,000         50,000         70,274

*        Commenced operations on December 31, 2001

                                   APPENDIX G

                              BROKERAGE COMMISSIONS


Brokerage commissions paid by each of the Funds listed below during the last three fiscal years were as follows:

              FUND                                              2001                 2000                   1999
              ----                                           ----------            ----------            ----------
AIM Developing Markets Fund*                                 $  847,173            $1,647,898            $  732,921
AIM Global Biotech Fund**                                           N/A                   N/A                   N/A
AIM Global Energy Fund                                          169,701               139,146               221,586
AIM Global Financial Services Fund***                           472,634               183,970               302,742
AIM Global Health Care Fund                                   2,571,259             3,030,188             1,680,496
AIM Global Infrastructure Fund****                               37,136                51,077               110,072
AIM Global Telecommunications and Technology Fund             3,403,668             2,967,281             3,353,749
AIM Strategic Income Fund*****                                    5,952                25,100                12,472

* The variation in brokerage commission paid by AIM Developing Markets Fund for the fiscal years ended October 31, 2000 and 2001, as compared to fiscal year ended October 31, 1999, was due to a significant increase in assets as the result of the merger of another fund with the Fund and the resulting increased portfolio turnover in an effort to restructure the Fund.

**     Commenced operations on December 31, 2001

*** The variation in brokerage commission paid by AIM Global Financial Services Fund for the fiscal year ended October 31, 2001, as compared to the prior fiscal year was due to a significant increase in assets.

**** The variation in brokerage commission paid by AIM Global Infrastructure Fund for the fiscal years ended October 31, 2000 and 2001, as compared to the prior fiscal year was due to decreasing Fund assets.

***** The variation in brokerage commission paid by AIM Strategic Income Fund for the fiscal year ended October 31, 2000 as compared to fiscal years ended October 31, 2001 and 1999, was due to an increase in transactions executed with commissions.

                                   APPENDIX H

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS


         During the last fiscal year ended October 31, 2001, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                               RELATED
FUND                                     TRANSACTIONS   BROKERAGE COMMISSIONS
----                                     ------------   ---------------------
AIM Developing Markets Fund              $261,190,401       $    835,676
AIM Global Biotech Fund*                          N/A                N/A
AIM Global Energy Fund                      4,750,726              6,094
AIM Global Financial Services Fund         38,174,971             53,800
AIM Global Health Care Fund               144,902,128            220,190
AIM Global Infrastructure Fund                788,680              1,112
AIM Global Telecommunications and
    Technology Fund                       271,002,951            321,869
AIM Strategic Income Fund                         -0-                -0-

*        Commenced operations on December 31, 2001

         During the last fiscal year ended December 31, 2000, the Funds held securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

FUND                                        SECURITY                                  MARKET VALUE
----                                        --------                                 --------------
AIM Developing Markets Fund                 N/A

AIM Global Biotech Fund                     N/A

AIM Global Energy Fund                      N/A

AIM Global Financial Services Fund
  Lehman Brothers Holdings Inc.             Common Stock                             $   5,883,732
  Morgan Stanley Dean Witter                Common Stock                                 3,752,164
  Goldman Sachs Group, Inc.                 Common Stock                                 7,276,696
  J.P. Morgan Chase & Co.                   Common Stock                                 5,006,976
  American Express Co.                      Common Stock                                 2,575,125
  Merrill Lynch & Co.                       Common Stock                                 6,700,743
  Citigroup                                 Common Stock                                12,495,285
  Legg Mason, Inc.                          Common Stock                                 5,263,750

AIM Global Health Care Fund                 N/A

AIM Global Infrastructure Fund              N/A

AIM Global Telecommunications
   and Technology Fund                      N/A

AIM Strategic Income Fund
  Lehman Brothers Holdings Inc.             Discount Note                                  295,350

                                   APPENDIX I

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS


         LIST OF AMOUNTS PAID BY EACH CLASS OF SHARES TO AIM DISTRIBUTORS PURSUANT TO THE PLANS FOR THE FISCAL YEAR OR PERIOD ENDED OCTOBER 31, 2001.

                                           CLASS A         CLASS B          CLASS C
FUND                                       SHARES           SHARES           SHARES
----                                     ----------       ----------       ----------
AIM Developing Markets Fund              $  484,321       $  604,081       $   15,769
AIM Global Biotech Fund*                        N/A              N/A              N/A
AIM Global Energy Fund                       64,775          138,655            8,438
AIM Global Financial Services Fund          642,785        1,183,478          322,459
AIM Global Health Care Fund               2,638,487        1,854,032          236,823
AIM Global Infrastructure Fund               84,049          185,514            4,477
AIM Global Telecommunications
   and Technology Fund                    3,572,313        6,179,789          517,609
AIM Strategic Income Fund                   184,652          659,005           12,668

*      Commenced operations on December 31, 2001

                                   APPENDIX J

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS


         An estimate by category of the allocation of actual fees paid by Class A Shares of the Funds during the year ended October 31, 2001, follows:

                                                         PRINTING &                  UNDERWRITERS     DEALERS
                                         ADVERTISING       MAILING        SEMINARS   COMPENSATION   COMPENSATION
                                         -----------     ----------      ---------   ------------   ------------
AIM Developing Markets Fund              $  99,637       $   7,055       $  30,484     $  -0-        $  347,145
AIM Global Biotech Fund*                       N/A             N/A             N/A        N/A               N/A
AIM Global Energy Fund                       4,465             210           1,168        -0-            58,933
AIM Global Financial Services Fund          49,342           3,603          14,851        -0-           574,989
AIM Global Health Care Fund                238,481          17,400          68,235        -0-         2,314,371
AIM Global Infrastructure Fund              10,383             713           2,378        -0-            70,575
AIM Global Telecommunications
   and Technology Fund                      28,714           1,931           7,278        -0-         3,534,390
AIM Strategic Income Fund                   16,057           1,209           4,796        -0-           162,590

         An estimate by category of the allocation of actual fees paid by Class B Shares of the Funds during the year ended October 31, 2001, follows:

                                                          PRINTING &                       UNDERWRITERS       DEALERS
                                         ADVERTISING       MAILING           SEMINARS      COMPENSATION     COMPENSATION
                                         -----------      ----------       ----------      ------------     ------------
AIM Developing Markets Fund              $    2,709       $      210       $      973       $  453,060       $  147,128
AIM Global Biotech Fund*                        N/A              N/A              N/A              N/A              N/A
AIM Global Energy Fund                        1,764               83              462          103,991           32,355
AIM Global Financial Services Fund           49,763            3,419           15,195          887,609          227,492
AIM Global Health Care Fund                  48,478            3,509           14,296        1,390,524          397,225
AIM Global Infrastructure Fund                1,221              -0-              813          139,135           44,345
AIM Global Telecommunications
   and Technology Fund                      123,090            8,264           30,606        4,634,841        1,382,988
AIM Strategic Income Fund                     6,117              434            1,724          494,253          156,476

         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the year ended October 31, 2001, follows:

                                                     PRINTING &               UNDERWRITERS      DEALERS
                                        ADVERTISING    MAILING    SEMINARS    COMPENSATION    COMPENSATION
                                        -----------  ----------   --------    ------------    ------------
AIM Developing Markets Fund              $  1,712      $  -0-      $  -0-       $  5,138       $  8,919
AIM Global Biotech Fund*                      N/A         N/A         N/A            N/A            N/A
AIM Global Energy Fund                      1,671         -0-         -0-          5,012          1,755
AIM Global Financial Services Fund         26,143       1,669       7,725        166,863        120,060
AIM Global Health Care Fund                15,737       1,185       3,760        104,350        111,791
AIM Global Infrastructure Fund                759         -0-         -0-          2,277          1,441
AIM Global Telecommunications
   and Technology Fund                     33,402       2,295       7,649        180,016        294,247
AIM Strategic Income Fund                     -0-         -0-         -0-          5,987          6,681

*      Commenced operations on December 31, 2001

                                   APPENDIX K

                               TOTAL SALES CHARGES


         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ending October 31:

                                                 2001                              2000                              1999
                                     ---------------------------       ---------------------------       ---------------------------
                                       SALES            AMOUNT            SALES           AMOUNT           SALES             AMOUNT
                                      CHARGES          RETAINED          CHARGES         RETAINED         CHARGES           RETAINED
                                     ----------       ----------       ----------       ----------       ----------       ----------
AIM Developing Markets Fund          $   70,148       $   12,631       $  135,795       $   25,847       $   69,225       $   16,209
AIM Global Biotech Fund*                    N/A              N/A              N/A              N/A              N/A              N/A
AIM Global Energy Fund                   57,259            9,649           35,823            4,984           47,364           10,174
AIM Global Financial Services Fund    1,121,260          189,895          784,002          133,801           86,372           16,231
AIM Global Health Care Fund           1,789,730          303,612          554,506           97,946          276,656           51,905
AIM Global Infrastructure Fund           30,334            5,630           48,611            9,122           15,244            3,065
AIM Global Telecommunications
   and Technology Fund                1,643,392          289,307        9,076,900        1,575,107        1,167,764          205,929
AIM Strategic Income Fund                94,909           17,139           71,428           12,841           67,438           10,612

*      Commenced operations on December 31, 2001

         The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders and retained by AIM Distributors for the last three fiscal years ended October 31:

                                                          2001          2000          1999
                                                        -------       -------       -------
AIM Developing Markets Fund                             $10,586       $45,221       $ 6,877
AIM Global Biotech Fund*                                    N/A           N/A           N/A
AIM Global Energy Fund                                    2,960           516             0
AIM Global Financial Services Fund                       27,133        10,205         1,268
AIM Global Health Care Fund                              25,075         3,020         3,480
AIM Global Infrastructure Fund                           20,450         6,965             0
AIM Global Telecommunications and Technology Fund        55,389        99,517         8,313
AIM Strategic Income Fund                                 3,289        17,039         1,132

*      Commenced operations on December 31, 2001

                                   APPENDIX L

                                PERFORMANCE DATA


The average annual total returns (including sales load) for each Fund, with respect to its Class A shares, for the periods ended October 31, 2001, are as follows:

                                                         PERIODS ENDED
                                                        OCTOBER 31, 2001
                                           -----------------------------------------       INCEPTION
         CLASS A SHARES:                   1 YEAR           5 YEARS         10 YEARS         DATE
         --------------                    ------           -------         --------       ---------
AIM Developing Markets Fund                (31.88)%         (13.31)%            N/A        01/11/94
AIM Global Biotech Fund                       N/A              N/A              N/A        12/31/01
AIM Global Energy Fund                     (17.54)%          (9.10)%            N/A        05/31/94
AIM Global Financial Services Fund         (20.97)%          13.34%             N/A        05/31/94
AIM Global Health Care Fund                  5.59%           16.33%           12.43%       08/07/89
AIM Global Infrastructure Fund             (50.44)%          (4.46)%            N/A        05/31/94
AIM Global Telecommunications and
   Technology Fund                         (72.54)%          (7.71)%            N/A        01/27/92
AIM Strategic Income Fund                   (2.82)%           0.07%            5.66%       03/29/88

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the periods ended October 31, 2001, are as follows:

                                                 PERIODS ENDED
                                               OCTOBER 31, 2001
                                           ------------------------          SINCE          INCEPTION
         CLASS B SHARES:                   1 YEAR           5 YEARS         INCEPTION          DATE
         --------------                    ------           -------         ---------       ---------
AIM Developing Markets Fund                (32.34)%            N/A           (16.17)%       11/03/97
AIM Global Biotech Fund                       N/A              N/A              N/A         12/31/01
AIM Global Energy Fund                     (18.19)%          (9.01)%          (0.49)%       05/31/94
AIM Global Financial Services Fund         (21.53)%          13.62%           12.35%        05/31/94
AIM Global Health Care Fund                  5.37%           16.66%           17.52%        04/01/93
AIM Global Infrastructure Fund             (50.41)%          (4.28)%           0.19%        05/31/94
AIM Global Telecommunications and
   Technology Fund                         (72.50)%          (7.51)%           0.02%        04/01/93
AIM Strategic Income Fund                   (3.24)%           0.11%            4.91%        10/22/92

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the periods ended October 31, 2001, are as follows:

                                                    PERIODS ENDED
                                                  OCTOBER 31, 2001
                                           ------------------------------   INCEPTION
         CLASS C SHARES:                   1 YEAR         SINCE INCEPTION     DATE
         --------------                    ------         ---------------   ---------
AIM Developing Markets Fund                (29.61)%          (6.46)%        03/01/99
AIM Global Biotech Fund                       N/A              N/A          12/31/01
AIM Global Energy Fund                     (14.67)%           0.89%         03/01/99
AIM Global Financial Services Fund         (18.26)%           8.29%         03/01/99
AIM Global Health Care Fund                  9.34%           17.88%         03/01/99
AIM Global Infrastructure Fund             (48.70)%         (10.83)%        03/01/99
AIM Global Telecommunications and
   Technology Fund                         (71.53)%         (23.96)%        03/01/99
AIM Strategic Income Fund                    0.53%           (1.31)%        03/01/99


         The yields for the named Fund are as follows:

                                                                30 DAYS ENDED
                                                                OCTOBER 31, 2001
                                                   -------------------------------------------
                                                   CLASS A          CLASS B            CLASS C
                                                   -------      ----------------       -------
         AIM Strategic Income Fund                  7.57%             7.27%             7.27%

                              FINANCIAL STATEMENTS






                                       FS

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Developing Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Developing Markets Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2001
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                      MARKET
                                      SHARES          VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-97.34%

ARGENTINA-0.72%

Banco Hipotecario S.A.-Wts.,
  expiring 02/02/04 (Banks)
  (Acquired 01/28/99; Cost
  $30,850)(a)(b)(c)                          617   $     30,850
---------------------------------------------------------------
IRSA Inversiones y
  Representaciones S.A.-GDR
  (Real Estate Management &
  Development)(d)                         51,058        395,699
---------------------------------------------------------------
Nortel Inversora S.A.-ADR
  (Alternative Carriers)                 199,100        746,625
===============================================================
                                                      1,173,174
===============================================================

BRAZIL-9.47%

Brasil Telecom Participacoes
  S.A. (Integrated
  Telecommunication Services)        154,881,000        847,365
---------------------------------------------------------------
Companhia Energetica de Minas
  Gerais-Pfd. (Electric
  Utilities)                          89,300,000        884,388
---------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel-ADR (Electric
  Utilities)                             289,735      1,390,729
---------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel-Pfd. (Electric
  Utilities)                          34,286,000        170,413
---------------------------------------------------------------
Companhia Siderurgica Nacional
  S.A. (Steel)                        38,333,000        398,259
---------------------------------------------------------------
Companhia Vale Do Rio Doce-Class
  A Pfd. (Diversified Metals &
  Mining)                                 40,000        835,460
---------------------------------------------------------------
Eletropaulo
  Metropolitana-Eletricidade de
  Sao Paulo S.A.-Pfd. (Electric
  Utilities)                          31,516,000        760,896
---------------------------------------------------------------
Embratel Participacoes S.A.-ADR
  (Integrated Telecommunication
  Services)                               85,000        229,500
---------------------------------------------------------------
Embratel Participacoes S.A.-Pfd.
  (Integrated Telecommunication
  Services)                          150,000,000        422,849
---------------------------------------------------------------
Itausa-Investimentos Itau
  S.A.-Pfd. (Industrial
  Conglomerates)                       1,250,000        880,935
---------------------------------------------------------------
Petroleo Brasileiro S.A.
  (Integrated Oil & Gas)                  48,500        960,645
---------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR
  (Integrated Oil & Gas)                  41,900        804,480
---------------------------------------------------------------
Tele Nordeste Celular
  Participacoes S.A.-ADR
  (Wireless Telecommunication
  Services)                               12,500        247,500
---------------------------------------------------------------
Tele Norte Leste Participacoes
  S.A.-ADR (Integrated
  Telecommunication Services)            308,000      3,129,280
---------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A. (Integrated
  Telecommunication Services)         86,027,027            957
---------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-Pfd. (Integrated
  Telecommunication Services)                  2              0
---------------------------------------------------------------
Telecomunicacoes Participacoes
  de Sao Paulo S.A. (Integrated
  Telecommunication Services)                526              4
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
BRAZIL-(CONTINUED)

Telefonica Data Brasil Holding
  (Integrated Telecommunication
  Services)(d)                               526   $          0
---------------------------------------------------------------
Telefonica Data Brasil
  Holding-Pfd. (Integrated
  Telecommunication Services)(d)               1              0
---------------------------------------------------------------
Telemig Celular Participacoes
  S.A.-ADR (Wireless
  Telecommunication Services)             10,000        239,700
---------------------------------------------------------------
Telesp Celular Participacoes
  S.A. (Wireless
  Telecommunication Services)                701              1
---------------------------------------------------------------
Unibanco-Uniao de Bancos
  Brasileiros S.A.-GDR (Banks)            64,516      1,014,837
---------------------------------------------------------------
Unibanco-Uniao de Bancos
  Brasileiros S.A.-Units
  (Banks)(e)                           5,400,471        170,267
---------------------------------------------------------------
Votorantim Celulose e Papel
  S.A.-ADR (Paper Products)               52,254        757,683
---------------------------------------------------------------
Votorantim Celulose e Papel
  S.A.-Pfd. (Paper Products)          45,587,000      1,339,203
===============================================================
                                                     15,485,351
===============================================================

CHILE-0.80%

Banco de A. Edwards-ADR (Banks)           26,700        401,835
---------------------------------------------------------------
Embotelladora Andina S.A.-Class
  B-ADR (Soft Drinks)                     40,000        291,200
---------------------------------------------------------------
Quinenco S.A.-ADR (Industrial
  Conglomerates)(d)                      102,400        619,520
===============================================================
                                                      1,312,555
===============================================================

CHINA-1.73%

China Unicom Ltd. (Wireless
  Telecommunication Services)(d)       3,038,000      2,823,836
===============================================================

HONG KONG-7.10%

China Mobile Ltd. (Wireless
  Telecommunication Services)(d)         767,500      2,327,144
---------------------------------------------------------------
Henderson Land Development Co.,
  Ltd. (Real Estate Management &
  Development)(d)                        900,000      2,890,440
---------------------------------------------------------------
Shum Yip Investment Ltd. (Real
  Estate Management &
  Development)                         7,770,000      2,291,198
---------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Real Estate Management &
  Development)(d)                        576,000      3,544,684
---------------------------------------------------------------
TCL International Holdings Ltd.
  (Consumer Electronics)               4,330,000        560,690
===============================================================
                                                     11,614,156
===============================================================

HUNGARY-0.01%

Pannonplast Rt. (Commodity
  Chemicals)                               2,126         21,163
---------------------------------------------------------------
Technoimpex (Multi-Sector
  Holdings)(c)(d)                          1,400              0
===============================================================
                                                         21,163
===============================================================

                                                      MARKET
                                      SHARES          VALUE

INDIA-6.17%

Associated Cement Cos.
  Ltd.-Equity Participation
  Ctfs., expiring 03/29/02 (ABN
  AMRO) (Construction
  Materials)(a)                          593,600   $  1,640,295
---------------------------------------------------------------
BSES Ltd. (Electric
  Utilities)(c)                              100            395
---------------------------------------------------------------
Cinevista Communications
  (Integrated Telecommunication
  Services)(c)(d)                          3,700          2,502
---------------------------------------------------------------
ICICI Bank Ltd. (Diversified
  Financial Services)                    271,384        574,549
---------------------------------------------------------------
ICICI Bank Ltd.-ADR (Diversified
  Financial Services)                    186,714      1,299,529
---------------------------------------------------------------
India Technology-Equity
  Participation Ctfs., expiring
  02/07/02 (The Goldman Sachs
  Group) (Computer Hardware)(a)           28,610      4,607,583
---------------------------------------------------------------
Indian Hotels Co. Ltd. (Hotels)               50            139
---------------------------------------------------------------
ITC Ltd. (Tobacco)(c)(d)                   1,100         15,747
---------------------------------------------------------------
Satyam Computer Services
  Ltd.-ADR (IT Consulting &
  Services)                              162,611      1,089,494
---------------------------------------------------------------
State Bank of India (Banks)(c)               550          2,128
---------------------------------------------------------------
Videsh Sanchar Nigam Ltd.-ADR
  (Integrated Telecommunication
  Services)                               87,343        847,227
===============================================================
                                                     10,079,588
===============================================================

INDONESIA-0.00%

Lippo Bank-Ctfs. of Entitlement,
  expiring 06/30/02 (Banks)
  (Acquired 05/22/00; Cost
  $0)(a)(b)(c)                       100,580,400              0
---------------------------------------------------------------
Lippo Bank-Wts., expiring
  04/15/02 (Banks) (Acquired
  05/22/00; Cost $0)(a)(b)(c)        100,580,400              0
===============================================================
                                                              0
===============================================================

ISRAEL-2.58%

Bank Leumi Le-Israel (Banks)             842,913      1,504,851
---------------------------------------------------------------
Bezeq Israeli Telecommunications
  Corp. Ltd. (Integrated
  Telecommunication Services)          1,028,100      1,086,883
---------------------------------------------------------------
NICE Systems Ltd.-ADR
  (Telecommunications
  Equipment)(d)                           59,100        883,545
---------------------------------------------------------------
Orbotech, Ltd. (Electronic
  Equipment & Instruments)(d)             24,700        532,532
---------------------------------------------------------------
RADVision Ltd. (Internet
  Software & Services)(d)                 32,854        214,208
===============================================================
                                                      4,222,019
===============================================================

LUXEMBOURG-0.38%

Quilmes Industrial S.A.-ADR
  (Brewers)                               61,847        618,470
===============================================================

MALAYSIA-4.26%

Genting Berhad (Casinos &
  Gaming)                                545,000      1,333,798
---------------------------------------------------------------
IOI Corp. Berhad (Agricultural
  Products)                            1,509,000      1,326,314
---------------------------------------------------------------
Public Bank Berhad (Banks)             1,212,000        838,821
---------------------------------------------------------------
Public Bank Berhad (Banks)             1,102,000        658,291
---------------------------------------------------------------
Public Finance Berhad (Banks)            627,000        626,992
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
MALAYSIA-(CONTINUED)

RHB Capital Berhad (Banks)             2,391,000   $  1,176,608
---------------------------------------------------------------
Star Publications Berhad
  (Publishing & Printing)                872,000      1,009,671
===============================================================
                                                      6,970,495
===============================================================

MEXICO-11.75%

Alfa S.A.-Class A (Industrial
  Conglomerates)                         300,000        267,817
---------------------------------------------------------------
America Movil S.A. de
  C.V.-Series L-ADR (Wireless
  Telecommunication Services)             99,500      1,492,500
---------------------------------------------------------------
Carso Global Telecom-Class A1
  (Integrated Telecommunication
  Services)(d)                         1,550,000      2,899,461
---------------------------------------------------------------
Cemex S.A. de C.V. (Construction
  Materials)                             369,400      1,692,668
---------------------------------------------------------------
Cemex S.A. de C.V.-ADR Wts.,
  expiring 12/13/02
  (Construction Materials)
  (Acquired 12/16/99; Cost
  $7,704)(a)(b)                           22,000          5,930
---------------------------------------------------------------
Coca-Cola Femsa, S.A. de
  C.V.-ADR (Soft Drinks)                  45,000        904,050
---------------------------------------------------------------
Consorcio ARA, S.A. de C.V.
  (Real Estate Management &
  Development)(d)                        481,915        654,677
---------------------------------------------------------------
Controladora Comercial Mexicana
  S.A. de C.V.-Units (Department
  Stores)(f)                           1,250,000        741,240
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-ADR (Soft Drinks)              113,824      3,528,544
---------------------------------------------------------------
Grupo Financiero BanCrecer S.A.
  de C.V.- Series B (Diversified
  Financial Services)(d)                       1              0
---------------------------------------------------------------
Grupo Financiero Banorte S.A. de
  C.V.- Class O (Banks)(d)                57,000         91,876
---------------------------------------------------------------
Grupo Financiero BBVA Bancomer,
  S.A. de C.V.-Class O
  (Banks)(d)                           2,333,490      1,766,156
---------------------------------------------------------------
Grupo Posadas S.A.-Series A
  (Hotels)(d)                            466,000        301,456
---------------------------------------------------------------
Grupo Posadas S.A.-Series L
  (Hotels)(d)                            752,300        486,663
---------------------------------------------------------------
Grupo Televisa S.A.-ADR
  (Broadcasting & Cable TV)(d)           143,628      4,373,473
===============================================================
                                                     19,206,511
===============================================================

PAKISTAN-0.00%

Dewan Salman Fibre Ltd.
  (Commodity Chemicals)                        6              1
---------------------------------------------------------------
Pakistan State Oil Co. Ltd. (Oil
  & Gas Refining & Marketing)                 93            169
===============================================================
                                                            170
===============================================================

PERU-0.32%

Credicorp Ltd. (Banks)                    25,000        202,500
---------------------------------------------------------------
Union de Cervecerias Backus &
  Johnston S.A.-Class I
  (Brewers)                            1,218,301        318,788
===============================================================
                                                        521,288
===============================================================

PHILIPPINES-0.18%

Manila Electric Co. (Electric
  Utilities)                             465,500        295,698
===============================================================

                                                      MARKET
                                      SHARES          VALUE

RUSSIA-7.10%

Mobile Telesystems-ADR (Wireless
  Telecommunication Services)(d)         111,800   $  3,166,176
---------------------------------------------------------------
RAO Unified Energy Systems-GDR
  (Electric Utilities)                   332,840      3,265,132
---------------------------------------------------------------
Surgutneftegaz-ADR (Oil & Gas
  Exploration & Production)              204,100      2,589,008
---------------------------------------------------------------
Vimpel-Communications (Wireless
  Telecommunication Services)(d)          44,300        877,140
---------------------------------------------------------------
YUKOS-ADR (Oil & Gas Refining &
  Marketing)                              30,600      1,710,968
===============================================================
                                                     11,608,424
===============================================================

SINGAPORE-0.94%

Total Access Communication PLC
  (Wireless Telecommunication
  Services)                            1,274,800      1,529,760
===============================================================

SOUTH AFRICA-10.92%

Anglo American Platinum Corp.
  Ltd. (Precious Metals &
  Minerals)                               40,800      1,331,726
---------------------------------------------------------------
Anglo American PLC (Diversified
  Metals & Mining)                       436,700      5,623,918
---------------------------------------------------------------
Barloworld Ltd. (Industrial
  Conglomerates)                         276,000      1,455,662
---------------------------------------------------------------
BOE Ltd. (Diversified Financial
  Services)                            3,434,000      1,345,626
---------------------------------------------------------------
FirstRand Ltd. (Banks)                 2,136,000      1,732,815
---------------------------------------------------------------
Johnnic Holdings Ltd.
  (Multi-Sector Holdings)                168,243        896,246
---------------------------------------------------------------
Sanlam Ltd. (Life & Health
  Insurance)(d)                        1,786,000      1,664,510
---------------------------------------------------------------
Standard Bank Investment Corp. Ltd.
  (Banks)                                869,900      2,855,967
---------------------------------------------------------------
Venfin Ltd. (Wireless
  Telecommunication Services)            508,850        943,083
===============================================================
                                                     17,849,553
===============================================================

SOUTH KOREA-17.39%

Daishin Securities Co.-Pfd.
  (Diversified Financial
  Services)                              420,800      1,913,320
---------------------------------------------------------------
Kookmin Bank-GDR (Banks)
  (Acquired 08/24/01-09/08/01;
  Cost $2,174,578)(a)(b)                 179,002      2,752,335
---------------------------------------------------------------
Korea Stock Price 200
  Index-Equity Participation
  Ctfs., expiring 10/04/02
  (Merrill Lynch) (Diversified
  Financial Services)(a)              55,708,997      2,863,442
---------------------------------------------------------------
Korea Telecom Corp.-ADR
  (Integrated Telecommunication
  Services)                              102,000      2,125,680
---------------------------------------------------------------
Korea Telecom Corp.-Equity
  Participation Ctfs., expiring
  11/01/02 (Merrill Lynch)
  (Integrated Telecommunication
  Services) (Acquired 10/24/01;
  Cost $657,676)(a)(b)                    18,110        673,330
---------------------------------------------------------------
Korea Tobacco & Ginseng
  Corp.-GDR (Tobacco) (Acquired
  10/24/01; Cost $766,683)(b)(d)         215,382      1,595,981
---------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR
  (Steel)                                110,200      1,889,930
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
SOUTH KOREA-(CONTINUED)

Samsung SDI Co., Ltd.
  (Electronic Equipment &
  Instruments)                            27,100   $  1,091,557
---------------------------------------------------------------
Samsung Electronics Co.,
  Ltd.-GDR, REGS (Electronic
  Equipment & Instruments)                51,123      3,757,541
---------------------------------------------------------------
Samsung Electronics Co.,
  Ltd.-GDR (Electronic Equipment
  & Instruments)                          29,900        856,635
---------------------------------------------------------------
Samsung Electronics Co.,
  Ltd.-Pfd. (Electronic
  Equipment & Instruments)                53,300      3,042,765
---------------------------------------------------------------
Samsung Securities Co., Ltd.
  (Diversified Financial
  Services)                               89,900      2,336,286
---------------------------------------------------------------
Shinhan Financial Group Co.,
  Ltd.-GDR (Banks) (Acquired
  09/19/00-08/01/01; Cost
  $2,653,215)(b)(d)                      133,600      2,364,720
---------------------------------------------------------------
SK Telecom Co., Ltd.-ADR
  (Wireless Telecommunication
  Services)                               55,092      1,161,339
===============================================================
                                                     28,424,861
===============================================================

TAIWAN-9.58%

Bank Sinopac (Banks)(d)                3,016,000      1,215,142
---------------------------------------------------------------
Chinatrust Commercial
  Bank-Equity Participation
  Ctfs., expiring 07/22/02 (ABN
  AMRO) (Diversified Financial
  Services) (Acquired 07/20/01;
  Cost $1,087,505)(b)(d)               2,036,178      1,025,827
---------------------------------------------------------------
Fubon Securities-Wts.-Equity
  Participation Ctfs., expiring
  08/29/02 (Merrill Lynch)
  (Diversified Financial
  Services)(d)                         2,010,800        967,396
---------------------------------------------------------------
Pros Mos Technologies
  Inc.-Equity Participation
  Ctfs., expiring 08/29/02 (ABN
  AMRO) (Diversified Financial
  Services)(d)                         3,351,000      1,368,884
---------------------------------------------------------------
Taiwan Petrochemicals-Equity
  Participation Ctfs., expiring
  06/11/02 (The Goldman Sachs
  Group) (Integrated Oil &
  Gas)(d)                                619,359      1,102,459
---------------------------------------------------------------
Taiwan Semiconductor
  Manufacturing Co. Ltd.-Equity
  Participation Ctfs., expiring
  01/10/02 (ABN AMRO)
  (Semiconductors)(d)                  2,997,117      5,262,937
---------------------------------------------------------------
United Microelectronic Corp.
  Ltd-Equity Participation
  Ctfs., expiring 02/22/02 (UBS
  Warburg) (Semiconductors)(d)         3,477,446      2,851,506
---------------------------------------------------------------
United Microelectronics Corp.
  Ltd. (Semiconductors)(d)             1,203,590        990,781
---------------------------------------------------------------
Yageo Corp.-GDR (Health Care
  Equipment)(d)                          300,118        882,347
===============================================================
                                                     15,667,279
===============================================================

THAILAND-1.70%

Shin Corp. Public Co. Ltd.
  (Wireless Telecommunication
  Services)(d)                         4,640,000      1,608,589
---------------------------------------------------------------
TelecomAsia Corp. Public Co.
  Ltd. (Integrated
  Telecommunication Services)(d)       2,500,000        492,060
---------------------------------------------------------------
Thai Farmers Bank Public Co.
  Ltd., (Banks)(d)                     1,790,000        670,599
===============================================================
                                                      2,771,248
===============================================================

                                                      MARKET
                                      SHARES          VALUE

TURKEY-1.74%

Haci Omer Sabanci Holding A.S.
  (Multi-Sector Holdings)            289,055,562   $    922,806
---------------------------------------------------------------
Yapi ve Kredi Bankasi A.S.
  (Banks)                          1,060,764,500      1,925,644
===============================================================
                                                      2,848,450
===============================================================

UNITED KINGDOM-2.50%

India Consumer & Finance-Equity
  Participation Ctfs., expiring
  07/02/02 (Goldman Sachs)
  (Diversified Financial
  Services)(d)                             6,174      4,083,706
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $191,832,344)                                 159,127,755
===============================================================

                                    PRINCIPAL
                                    AMOUNT(g)
NON-U.S. DOLLAR DENOMINATED
  BONDS-0.00%

BRAZIL-0.00%

Companhia Vale Do Rio Doce,
  Bonds (Diversified Metals &
  Mining) 0.00%, 12/31/09 (Cost
  $0)(c)(h) BRL                   $      276,400              0
===============================================================

                                                      MARKET
                                      SHARES          VALUE
MONEY MARKET FUNDS-2.24%

STIC Liquid Assets Portfolio(i)        1,831,134   $  1,831,134
---------------------------------------------------------------
STIC Prime Portfolio(i)                1,831,134      1,831,134
===============================================================
    Total Money Market Funds
      (Cost $3,662,268)                               3,662,268
===============================================================
TOTAL INVESTMENTS-99.58% (Cost
  $195,494,612)                                     162,790,023
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.42%                                     687,861
===============================================================
NET ASSETS-100.00%                                 $163,477,884
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
BRL    - Brazilian Real
Ctfs.  - Certificates
GDR    - Global Depositary Receipt
Pfd.   - Preferred
REGS   - Regulation S
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $8,448,973, which represented 5.17% of the Fund's net assets.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d)  Non-income producing security.
(e) Each unit represents one preferred share of Unibanco and one preferred B share of Unibanco Holdings.
(f)  Each unit represents three B shares and one C share.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $195,494,612)*                                $162,790,023
------------------------------------------------------------
Foreign currencies, at value (cost $68,646)           67,727
------------------------------------------------------------
Receivables for:
  Investments sold                                 4,065,909
------------------------------------------------------------
  Fund shares sold                                   121,864
------------------------------------------------------------
  Dividends                                          380,926
------------------------------------------------------------
Collateral for securities loaned                   8,678,975
------------------------------------------------------------
Other assets                                          23,020
============================================================
    Total assets                                 176,128,444
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,654,935
------------------------------------------------------------
  Fund shares reacquired                             960,951
------------------------------------------------------------
  Collateral upon return of securities loaned      8,678,975
------------------------------------------------------------
Accrued distribution fees                            207,797
------------------------------------------------------------
Accrued trustees' fees                                   504
------------------------------------------------------------
Accrued transfer agent fees                           90,290
------------------------------------------------------------
Accrued operating expenses                            57,108
============================================================
    Total liabilities                             12,650,560
============================================================
Net assets applicable to shares outstanding     $163,477,884
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $110,755,875
____________________________________________________________
============================================================
Class B                                         $ 51,039,817
____________________________________________________________
============================================================
Class C                                         $  1,682,192
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           17,518,086
____________________________________________________________
============================================================
Class B                                            8,160,236
____________________________________________________________
============================================================
Class C                                              269,301
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       6.32
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.32 divided by
      95.25%)                                   $       6.64
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       6.25
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       6.25
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $8,620,087 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Interest                                        $  4,152,609
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $287,550)                                        2,102,666
------------------------------------------------------------
Dividends from affiliated money market funds         128,358
------------------------------------------------------------
Security lending income                              153,617
============================================================
    Total investment income                        6,537,250
============================================================

EXPENSES:

Advisory fees                                      1,720,644
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                       136,119
------------------------------------------------------------
Distribution fees -- Class A                         484,321
------------------------------------------------------------
Distribution fees -- Class B                         604,081
------------------------------------------------------------
Distribution fees -- Class C                          15,769
------------------------------------------------------------
Transfer agent fees                                1,054,459
------------------------------------------------------------
Trustees' fees                                        12,749
------------------------------------------------------------
Other                                                274,782
============================================================
    Total expenses                                 4,352,924
============================================================
Less: Fees waived                                   (880,540)
------------------------------------------------------------
    Expenses paid indirectly                         (14,508)
============================================================
    Net expenses                                   3,457,876
============================================================
Net investment income                              3,079,374
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (63,585,286)
------------------------------------------------------------
  Foreign currencies                                (686,599)
============================================================
                                                 (64,271,885)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            3,050,381
------------------------------------------------------------
  Foreign currencies                                  16,723
============================================================
                                                   3,067,104
============================================================
Net gain (loss) from investment securities and
  foreign currencies:                            (61,204,781)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(58,125,407)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001             2000
                                                              -------------    -------------
OPERATIONS:

  Net investment income (loss)                                $   3,079,374    $    (332,934)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (64,271,885)      (5,936,831)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                  3,067,104      (18,736,806)
============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (58,125,407)     (25,006,571)
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (702,997)        (611,162)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                         --           (1,538)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        12,675,071       (8,288,646)
--------------------------------------------------------------------------------------------
  Class B                                                        (8,454,997)      42,716,558
--------------------------------------------------------------------------------------------
  Class C                                                           553,866        1,635,318
--------------------------------------------------------------------------------------------
  Advisor Class*                                                         --         (659,631)
============================================================================================
    Net increase (decrease) in net assets                       (54,054,464)       9,784,328
============================================================================================

NET ASSETS:

  Beginning of year                                             217,532,348      207,748,020
============================================================================================
  End of year                                                 $ 163,477,884    $ 217,532,348
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 459,722,262    $ 424,284,883
--------------------------------------------------------------------------------------------
  Undistributed net investment income                             1,748,611           88,436
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (265,238,741)    (185,222,717)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (32,754,248)     (21,618,254)
============================================================================================
                                                              $ 163,477,884    $ 217,532,348
____________________________________________________________________________________________
============================================================================================

* Advisor Class shares were converted to Class A shares effective as of close of business February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Developing Markets Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital and its secondary objective is income, to the extent consistent with seeking growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was decreased by $716,202, undistributed net realized gains decreased by $15,744,139 and paid in capital increased by $16,460,341 as result of differing book/tax treatment of foreign currency transactions merger activity, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $259,298,559 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD      EXPIRATION
   ------------      ----------
   $    963,721   October 31, 2002
   -------------------------------
      4,421,874   October 31, 2003
   -------------------------------
     92,557,012   October 31, 2005
   -------------------------------
     77,805,108   October 31, 2006
   -------------------------------
      9,273,499   October 31, 2007
   -------------------------------
     15,085,807   October 31, 2008
   -------------------------------
     59,191,538   October 31, 2009
   ===============================
   $259,298,559
   _______________________________
   ===============================

   Utilization of such capital losses may be limited to the extent required under IRS rules.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 1.75%, 2.40% and 2.40%, respectively. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $880,540.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $680,974 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $484,321, $604,081 and $15,769 respectively, as compensation under the Plans.
  AIM Distributors received commissions of $12,631 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $10,587 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the year ended October 31, 2001, the Fund paid no expenses with respect to this firm.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,062 and reductions in custodian fees of $11,446 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $14,508.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A.. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $8,620,087 were on loan to brokers. The loans were secured by cash collateral of $8,678,975 received by the Fund and invested in affiliated money market funds as follows:
$4,339,488 in STIC Liquid Assets Portfolio and $4,339,487 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $153,617 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $268,174,330 and $247,605,495, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 10,052,716
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (48,697,488)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $(38,644,772)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $201,434,795.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                        2001                           2000
                                                             ---------------------------    ---------------------------
                                                               SHARES          AMOUNT         SHARES         AMOUNT
                                                             -----------    ------------    ----------    -------------
Sold:
  Class A                                                      8,529,822    $ 66,809,739     4,368,248    $  46,361,270
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,134,573       9,569,113       828,920        9,063,557
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        516,122       3,438,363       149,805        1,690,938
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --         3,615         (118,692)
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         58,770         501,891        40,351          452,453
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         2,445           25,799
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --           137            1,534
=======================================================================================================================
Issued in connection with acquisitions:
  Class A                                                      4,170,350      29,375,552**   4,474,504       47,588,765***
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,805,581      19,479,675**   7,049,831       74,412,545***
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         72,210         500,597**      32,330          341,089***
=======================================================================================================================
Conversion of Advisor Class A shares****
  Class A                                                             --              --         8,558          109,035
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       --              --        (8,558)        (109,035)
=======================================================================================================================
Reacquired:
  Class A                                                    (10,564,832)    (84,012,111)   (9,512,192)    (102,800,169)*****
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,848,920)    (37,503,785)   (3,891,896)     (40,785,343)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (503,177)     (3,385,094)      (40,068)        (396,709)
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --       (37,214)        (433,438)
=======================================================================================================================
                                                               1,370,499    $  4,773,940     3,468,816    $  35,403,599
_______________________________________________________________________________________________________________________
=======================================================================================================================

    * Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
   ** As of the close of business on September 7, 2001, the Fund acquired all the net assets of AIM Latin American Growth Fund pursuant to a plan of reorganization approved by AIM Latin American Growth Fund's shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 7,048,141 shares of the Fund for 4,138,175 shares of AIM Latin American Growth Fund shares outstanding as of the close of business on September 7, 2001. AIM Latin American Growth Fund's net assets at that date of $49,355,824 including $(14,203,098) of unrealized (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $139,205,478.
  *** As of the close of business on June 16, 2000, the Fund acquired all the net assets of AIM Emerging Markets Debt Fund pursuant to a plan of reorganization approved by Emerging Markets Debt Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 11,556,665 shares of the Fund for 13,847,344 shares of Emerging Markets Debt Fund shares outstanding as of the close of business on June 16, 2000. Emerging Markets Debt Fund's net assets at that date of $122,342,399, including ($257,567) of unrealized (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $193,278,258
 **** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all shares were converted to Class A shares of the Fund.
***** This amount includes $114,574 of redemption fees associated with the merger of Eastern Europe Fund for the year ended October 31, 2000.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
                                                                                                      TEN MONTHS
                                                                 YEAR ENDED OCTOBER 31,                  ENDED        YEAR ENDED
                                                       -------------------------------------------    OCTOBER 31,    DECEMBER 31,
                                                       2001(a)     2000(a)     1999(a)     1998(a)      1997(b)          1996
                                                       --------    --------    --------    -------    -----------    ------------
Net asset value, beginning of period                   $   8.89    $   9.86    $   7.53    $ 12.56     $  13.84        $  11.60
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.15        0.01        0.06       0.39(c)      0.25            0.53
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           (2.67)      (0.95)       2.36      (5.10)       (1.53)           2.19
=================================================================================================================================
    Total from investment operations                      (2.52)      (0.94)       2.42      (4.71)       (1.28)           2.72
=================================================================================================================================
Redemptions fees retained                                    --        0.01        0.03       0.28           --              --
---------------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                 (0.05)      (0.04)      (0.12)     (0.60)          --           (0.48)
=================================================================================================================================
Net asset value, end of period                         $   6.32    $   8.89    $   9.86    $  7.53     $  12.56        $  13.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                                          (28.51)%     (9.52)%     33.11%    (37.09)%      (9.25)%         23.59%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $110,756    $136,160    $157,198    $87,517     $457,379        $504,012
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense):
  With fee waivers                                         1.76%(e)    1.87%       1.91%      1.93%        1.75%(f)        1.82%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.26%(e)    1.95%       2.38%      2.34%        1.83%(f)        1.85%
=================================================================================================================================
Ratio of net investment income to average net assets       1.95%(e)    0.05%       0.68%      3.84%        2.03%(f)        4.07%
=================================================================================================================================
Ratio of interest expense to average net assets            0.00%(e)    0.01%       0.01%      0.20%          --              --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     144%        192%        125%       111%         184%            138%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Prior to November 1, 1997, the Fund was known as G.T. Developing Markets Fund, Inc. All Capital shares issued and outstanding on October 31 1997 were reclassified as Class A shares.
(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(d) Does not include sales charges and is not annualized for period less than one year.
(e)  Ratios are based on average daily net assets of $114,491,339.
(f)  Annualized.

                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                                                  NOVEMBER 3, 1997
                                                                 YEAR ENDED OCTOBER 31,        (DATE SALES COMMENCED)
                                                              -----------------------------        TO OCTOBER 31,
                                                              2001(a)    2000(a)    1999(a)           1998(a)
                                                              -------    -------    -------    ----------------------
Net asset value, beginning of period                          $  8.79    $  9.79    $  7.49           $ 12.56
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.11      (0.06)      0.01              0.31(b)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.65)     (0.94)      2.37             (5.07)
=====================================================================================================================
    Total from investment operations                            (2.54)     (1.00)      2.38             (4.76)
=====================================================================================================================
Redemptions fees retained                                          --         --         --              0.28
=====================================================================================================================
Less dividends from net investment income                          --         --      (0.08)            (0.59)
=====================================================================================================================
Net asset value, end of period                                $  6.25    $  8.79    $  9.79           $  7.49
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(c)                                                (28.90)%   (10.21)%    32.14%           (39.76)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $51,040    $79,754    $49,723           $   154
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                               2.35%(d)   2.47%      2.51%             2.68%(e)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.85%(d)   2.55%      2.98%             3.09%(e)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets      1.36%(d)  (0.56)%     0.08%             3.09%(e)
=====================================================================================================================
Ratio of interest expense to average net assets                  0.00%(d)   0.01%      0.01%             0.20%(e)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                           144%       192%       125%              111%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(c) Does not include contingent deferred sales charges and is not annualized for period less than one year.
(d)  Ratios are based on average daily net assets of $60,408,045.
(e)  Annualized.

                                                                                CLASS C
                                                              --------------------------------------------
                                                                  YEAR ENDED            MARCH 1, 1999
                                                                 OCTOBER 31,        (DATE SALES COMMENCED)
                                                              ------------------        TO OCTOBER 31,
                                                              2001(a)    2000(a)           1999(a)
                                                              -------    -------    ----------------------
Net asset value, beginning of period                          $  8.79    $  9.79            $ 7.47
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.10      (0.06)               --
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.64)     (0.94)             2.32
==========================================================================================================
    Total from investment operations                            (2.54)     (1.00)             2.32
==========================================================================================================
Net asset value, end of period                                $  6.25    $  8.79            $ 9.79
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                (28.90)%   (10.21)%           31.06%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 1,682    $ 1,618            $  412
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                               2.35%(c)   2.47%             2.51%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.85%(c)   2.55%             2.98%(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets      1.36%(c)  (0.56)%            0.08%(d)
==========================================================================================================
Ratio of interest expense to average net assets                  0.00%(c)   0.01%             0.01%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate                                           144%       192%              125%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for period less than one year.
(c)  Ratios are based on average daily net assets of $1,555,907.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Global Energy Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Energy Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

                       /s/ PRICEWATERHOUSECOOPERS LLP

                       December 12, 2001
                       Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                             MARKET
                                                SHARES        VALUE
DOMESTIC COMMON STOCKS-48.36%

AGRICULTURAL PRODUCTS-0.47%

Bunge Ltd.                                         6,700   $   118,054
======================================================================

CONSTRUCTION & ENGINEERING-1.34%

Quanta Services, Inc.(a)                          15,700       238,640
----------------------------------------------------------------------
Shaw Group Inc. (The)(a)                           3,600        99,000
======================================================================
                                                               337,640
======================================================================

DIVERSIFIED METALS & MINING-2.32%

Alliance Resource Partners, L.P.                  12,200       304,756
----------------------------------------------------------------------
Peabody Energy Corp.                               9,300       279,000
======================================================================
                                                               583,756
======================================================================

ELECTRIC UTILITIES-9.40%

Allegheny Energy, Inc.                            13,700       500,735
----------------------------------------------------------------------
Calpine Corp.(a)                                  27,400       678,150
----------------------------------------------------------------------
FirstEnergy Corp.                                  5,000       172,300
----------------------------------------------------------------------
NRG Energy, Inc.(a)                               40,600       717,402
----------------------------------------------------------------------
PPL Corp.                                          2,800        95,620
----------------------------------------------------------------------
Reliant Energy, Inc.                               7,200       201,240
======================================================================
                                                             2,365,447
======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.67%

FuelCell Energy, Inc.(a)                          10,800       168,804
======================================================================

HEAVY ELECTRICAL EQUIPMENT-0.58%

Capstone Turbine Corp.(a)                          9,400        47,658
----------------------------------------------------------------------
Global Power Equipment Group Inc.(a)               6,600        98,934
======================================================================
                                                               146,592
======================================================================

INTEGRATED OIL & GAS-2.51%

Conoco Inc.                                       19,200       493,440
----------------------------------------------------------------------
Equitable Resources, Inc.                          4,200       138,222
======================================================================
                                                               631,662
======================================================================

MARINE-1.33%

General Maritime Corporation(a)                   35,800       334,730
======================================================================

MULTI-UTILITIES-3.98%

Dynegy Inc.-Class A                                6,300       226,170
----------------------------------------------------------------------
Enron Corp.                                       15,200       211,280
----------------------------------------------------------------------
NewPower Holdings, Inc.(a)                        46,200        42,504
----------------------------------------------------------------------
UtiliCorp United Inc.                             17,600       521,488
======================================================================
                                                             1,001,442
======================================================================

OIL & GAS DRILLING-8.78%

ENSCO International Inc.                          14,800       293,040
----------------------------------------------------------------------
Nabors Industries, Inc.(a)                        20,500       630,170
----------------------------------------------------------------------
Pride International, Inc.(a)                      30,000       385,800
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
OIL & GAS DRILLING-(CONTINUED)

Transocean Sedco Forex Inc.                       29,900   $   901,485
======================================================================
                                                             2,210,495
======================================================================

OIL & GAS EQUIPMENT & SERVICES-10.06%

BJ Services Co.(a)                                36,200       926,358
----------------------------------------------------------------------
Hydril Company(a)                                 23,500       474,700
----------------------------------------------------------------------
Key Energy Services, Inc.(a)                      62,700       545,490
----------------------------------------------------------------------
Oceaneering International, Inc.(a)                11,200       218,400
----------------------------------------------------------------------
Weatherford International, Inc.(a)                10,700       366,261
======================================================================
                                                             2,531,209
======================================================================

OIL & GAS EXPLORATION & PRODUCTION-6.92%

BP Prudhoe Bay Royalty Trust                      70,000       961,800
----------------------------------------------------------------------
XTO Energy, Inc.                                  43,400       781,200
======================================================================
                                                             1,743,000
======================================================================
    Total Domestic Common Stocks (Cost
      $16,010,034)                                          12,172,831
======================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-42.47%

CANADA-35.71%

Aber Diamond Corp. (Precious Metals &
  Minerals)(a)                                    20,400       214,054
----------------------------------------------------------------------
Cameco Corp. (Diversified Metals & Mining)        24,600       555,734
----------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                       21,000       561,119
----------------------------------------------------------------------
Canadian Oil Sands Trust (Mutual Funds)(a)        25,300       629,036
----------------------------------------------------------------------
Chemtrade Logistics Income Fund (Mutual
  Funds)                                          87,900       597,545
----------------------------------------------------------------------
Compton Petroleum Corp. (Oil & Gas
  Exploration & Production)(a)                    80,700       236,203
----------------------------------------------------------------------
CP Railway Ltd. (Railroads)(a)                    11,400       191,949
----------------------------------------------------------------------
Fording Inc. (Diversified Metals & Mining)(a)     26,584       411,636
----------------------------------------------------------------------
Freehold Royalty Trust (Diversified Financial
  Services)                                       85,600       493,007
----------------------------------------------------------------------
Gabriel Resources Ltd. (Diversified Metals &
  Mining)(a)                                     232,900       564,402
----------------------------------------------------------------------
Husky Energy Inc. (Integrated Oil & Gas)          37,900       429,408
----------------------------------------------------------------------
PanCanadian Energy Corp. (Oil & Gas
  Exploration & Production)(a)                    15,595       433,876
----------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)(a)            11,000       282,841
----------------------------------------------------------------------
Placer Dome Inc. (Gold)                           28,700       332,398
----------------------------------------------------------------------
Precision Drilling Corp. (Oil & Gas
  Drilling)(a)                                    25,700       655,644
----------------------------------------------------------------------
ShawCor Ltd.(Oil & Gas Equipment &
  Services)(a)                                    41,200       372,141
----------------------------------------------------------------------
Shell Canada Ltd. (Integrated Oil & Gas)(a)       13,900       371,845
----------------------------------------------------------------------
Stuart Energy Systems Corp. (Electrical
  Components & Equipment)(a)                     100,000       402,845
----------------------------------------------------------------------
Talisman Energy Inc. (Oil & Gas Exploration &
  Production)                                      8,500       298,813
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
CANADA-(CONTINUED)

Zargon Oil & Gas Ltd. (Oil & Gas Exploration
  & Production)(a)                               213,600   $   954,592
======================================================================
                                                             8,989,088
======================================================================

DENMARK-1.42%

Vestas Wind Systems A.S. (Heavy Electrical
  Equipment)                                      11,400       358,471
======================================================================

FRANCE-2.12%

L'Air Liquide S.A. (Industrial Gases)              3,960       533,976
======================================================================

NETHERLANDS-1.93%

Royal Dutch Petroleum Co.-ADR (Integrated Oil
  & Gas)                                           9,600       484,896
======================================================================

IRELAND-1.29%

Jefferson Smurfit Group PLC-ADR (Paper
  Products)                                       16,500       323,400
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $11,891,918)                          10,689,831
======================================================================

                                                             MARKET
                                                SHARES        VALUE

MONEY MARKET FUNDS-9.97%

STIC Liquid Assets Portfolio(b)                1,255,146   $ 1,255,146
----------------------------------------------------------------------
STIC Prime Portfolio(b)                        1,255,146     1,255,146
======================================================================
    Total Money Market Funds (Cost
      $2,510,292)                                            2,510,292
======================================================================
TOTAL INVESTMENTS-100.80% (Cost $30,412,244)                25,372,954
======================================================================
OTHER ASSETS LESS LIABILITIES-(0.80%)                         (201,777)
======================================================================
NET ASSETS-100.00%                                         $25,171,177
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $30,412,244)*                                  $25,372,954
------------------------------------------------------------
Foreign currencies, at value (cost $4,218)             4,187
------------------------------------------------------------
Receivables for:
  Fund shares sold                                     5,467
------------------------------------------------------------
  Dividends                                           35,721
------------------------------------------------------------
Collateral for securities loaned                     255,081
------------------------------------------------------------
Other assets                                          34,816
============================================================
    Total assets                                  25,708,226
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             182,274
------------------------------------------------------------
  Collateral upon return of securities loaned        255,081
------------------------------------------------------------
Accrued distribution fees                             22,960
------------------------------------------------------------
Accrued trustees' fees                                 1,032
------------------------------------------------------------
Accrued transfer agent fees                           13,183
------------------------------------------------------------
Accrued operating expenses                            62,519
============================================================
    Total liabilities                                537,049
============================================================
Net assets applicable to shares outstanding      $25,171,177
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $12,224,073
____________________________________________________________
============================================================
Class B                                          $12,010,100
____________________________________________________________
============================================================
Class C                                          $   937,004
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,155,312
____________________________________________________________
============================================================
Class B                                            1,174,068
____________________________________________________________
============================================================
Class C                                               91,497
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $     10.58
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.58 divided
      by 95.25%)                                 $     11.11
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     10.23
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     10.24
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $247,003 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $34,357)                                       $   600,695
------------------------------------------------------------
Dividends from affiliated money market funds          62,099
------------------------------------------------------------
Interest                                                 800
------------------------------------------------------------
Security lending income                               13,926
============================================================
    Total investment income                          677,520
============================================================

EXPENSES:

Advisory fees                                        269,728
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        17,024
------------------------------------------------------------
Distribution fees -- Class A                          64,775
------------------------------------------------------------
Distribution fees -- Class B                         138,655
------------------------------------------------------------
Distribution fees -- Class C                           8,438
------------------------------------------------------------
Transfer agent fees                                  142,121
------------------------------------------------------------
Trustees' fees                                        10,929
------------------------------------------------------------
Other                                                156,900
============================================================
    Total expenses                                   858,570
============================================================
Less: Fees waived                                   (231,238)
------------------------------------------------------------
    Expenses paid indirectly                            (454)
============================================================
    Net expenses                                     626,878
============================================================
Net investment income                                 50,642
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            1,687,373
------------------------------------------------------------
  Foreign currencies                                  (7,804)
============================================================
                                                   1,679,569
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (6,590,280)
------------------------------------------------------------
  Foreign currencies                                      63
============================================================
                                                  (6,590,217)
============================================================
Net gain (loss) from investment securities and
  foreign currencies                              (4,910,648)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(4,860,006)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $     50,642    $    (28,282)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           1,679,569        (439,831)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (6,590,217)        603,048
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (4,860,006)        134,935
==========================================================================================
Share transactions-net:
  Class A                                                        1,813,664      (3,338,400)
------------------------------------------------------------------------------------------
  Class B                                                          691,805      (6,401,000)
------------------------------------------------------------------------------------------
  Class C                                                          725,619         428,516
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --         (22,444)
==========================================================================================
    Net increase (decrease) in net assets                       (1,628,918)     (9,198,393)
==========================================================================================

NET ASSETS:

  Beginning of year                                             26,800,095      35,998,488
==========================================================================================
  End of year                                                 $ 25,171,177    $ 26,800,095
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 52,082,179    $ 48,851,091
------------------------------------------------------------------------------------------
  Undistributed net investment income                               42,839              --
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (21,913,693)    (23,601,065)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (5,040,148)      1,550,069
==========================================================================================
                                                              $ 25,171,177    $ 26,800,095
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Energy Fund, formerly AIM Global Resources Fund, (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. At a meeting held on June 12, 2001, the Board of Trustees approved a restructuring of the Fund to eliminate the master-feeder structure. The Fund, which had invested substantially all of its investable assets in Global Resources Portfolio (the "Portfolio"), a Delaware business trust, would now invest directly in the securities in which the Portfolio had invested. The restructuring of the Fund was approved by Shareholders of the Fund at a meeting held on August 17, 2001 and was completed on September 10, 2001.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").



   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.



   On October 31, 2001, undistributed net investment income was decreased by $7,803 and undistributed net realized gains increased by $7,803 as a result of differing book/tax treatment of foreign currency reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.



   The Fund's capital loss carryforward of $21,843,018 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
   $20,054,017   October 31, 2006
   ------------------------------
     1,450,461   October 31, 2007
   ------------------------------
       338,540   October 31, 2008
   ==============================
   $21,843,018
    _____________________________
   ==============================


E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $231,238.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $89,858 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $64,775, $138,655 and $8,438, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $9,649 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $9,193 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the year ended October 31, 2001, the Fund paid no expenses with respect to this firm

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of

$454 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $454.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A.. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $247,003 were on loan to brokers. The loans were secured by cash collateral of $255,081 received by the Portfolio and invested in affiliated money market funds as follows:
$127,541 in STIC Liquid Assets Portfolio and $127,540 in STIC Prime Portfolio. For the year ended October 31, 2001, the Portfolio received fees of $13,926 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $51,241,942 and $49,118,403, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $   904,567
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (6,043,381)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                    $(5,138,814)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $30,511,768.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                        2001                     2000
                                               ----------------------   ----------------------
                                                SHARES      AMOUNT       SHARES      AMOUNT
                                               --------   -----------   --------   -----------
Sold:
  Class A                                       737,964   $ 9,417,339    434,021   $ 5,508,796
----------------------------------------------------------------------------------------------
  Class B                                       548,545     6,880,493    255,733     3,154,314
----------------------------------------------------------------------------------------------
  Class C                                       111,491     1,402,897     77,757       964,884
----------------------------------------------------------------------------------------------
  Advisor Class *                                    --            --      1,495       269,584
==============================================================================================
Conversion of Advisor Class shares to Class A
  shares:**
  Class A                                            --            --     16,352       194,590
----------------------------------------------------------------------------------------------
  Advisor Class *                                    --            --    (16,069)     (194,590)
==============================================================================================
Reacquired:
  Class A                                      (616,551)   (7,603,675)  (708,505)   (9,041,786)
----------------------------------------------------------------------------------------------
  Class B                                      (528,940)   (6,188,688)  (792,579)   (9,555,314)
----------------------------------------------------------------------------------------------
  Class C                                       (58,126)     (677,278)   (43,052)     (536,368)
----------------------------------------------------------------------------------------------
  Advisor Class*                                     --            --     (7,719)      (97,438)
==============================================================================================
                                                194,383   $ 3,231,088   (782,566)  $(9,333,328)
______________________________________________________________________________________________
==============================================================================================

 * Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                                ----------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                                ----------------------------------------------------
                                                                2001(a)    2000(a)    1999(a)    1998(a)     1997(a)
                                                                -------    -------    -------    --------    -------
Net asset value, beginning of period                            $ 12.22    $ 12.12    $ 10.95    $  20.65    $ 17.43
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.05       0.02       0.02       (0.11)     (0.25)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.69)      0.08       1.15       (8.91)      4.08
====================================================================================================================
    Total from investment operations                              (1.64)      0.10       1.17       (9.02)      3.83
====================================================================================================================
Less distributions:
  Dividends from net investment income                               --         --         --       (0.19)        --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --         --         --       (0.49)     (0.61)
====================================================================================================================
    Total distributions                                              --         --         --       (0.68)     (0.61)
====================================================================================================================
Net asset value, end of period                                  $ 10.58    $ 12.22    $ 12.12    $  10.95    $ 20.65
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  (13.42)%     0.74%     10.68%     (45.02)%    22.64%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $12,224    $12,638    $15,664    $ 19,463    $69,975
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.00%(c)    2.00%     2.00%       1.98%      2.03%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.84%(c)    2.80%     2.30%       2.29%      2.13%
====================================================================================================================
Ratio of net investment income (loss) to average net assets        0.45%(c)    0.18%     0.19%      (0.75)%    (1.41)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                             189%       105%       123%        201%       321%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $12,955,102.

                                                                                      CLASS B
                                                                ---------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------------
                                                                2001(a)    2000(a)    1999(a)    1998(a)    1997(a)
                                                                -------    -------    -------    -------    -------
Net asset value, beginning of period                            $ 11.88    $ 11.84    $ 10.75    $ 20.37    $ 17.29
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)     (0.04)     (0.04)     (0.18)     (0.33)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.64)      0.08       1.13      (8.76)      4.02
===================================================================================================================
    Total from investment operations                              (1.65)      0.04       1.09      (8.94)      3.69
===================================================================================================================
Less distributions:
  Dividends from net investment income                               --         --         --      (0.19)        --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --         --         --      (0.49)     (0.61)
===================================================================================================================
    Total distributions                                              --         --         --      (0.68)     (0.61)
===================================================================================================================
Net asset value, end of period                                  $ 10.23    $ 11.88    $ 11.84    $ 10.75    $ 20.37
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                  (13.89)%     0.34%     10.14%    (45.25)%    21.99%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $12,010    $13,710    $20,019    $28,996    $86,812
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.50%(c)    2.50%     2.50%      2.48%      2.53%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              3.34%(c)    3.30%     2.80%      2.79%      2.63%
===================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.05)%(c)   (0.32)%   (0.31)%   (1.25)%    (1.91)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                             189%       105%       123%       201%       321%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $13,865,464.

                                                                                     CLASS C
                                                                -------------------------------------------------
                                                                                               MARCH 1, 1999
                                                                                                (DATE SALES
                                                                YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                                -----------------------         OCTOBER 31,
                                                                2001(a)         2000(a)           1999(a)
                                                                --------        -------    ----------------------
Net asset value, beginning of period                            $ 11.88         $11.84             $10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)         (0.04)             (0.03)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.63)          0.08               1.87
=================================================================================================================
    Total from investment operations                              (1.64)          0.04               1.84
=================================================================================================================
Net asset value, end of period                                  $ 10.24         $11.88             $11.84
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                  (13.80)%         0.34%             18.40%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   937         $  453             $   41
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.50%(c)       2.50%              2.50%(d)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              3.34%(c)       3.30%              2.80%(d)
=================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.05)%(c)     (0.32)%            (0.31)%(d)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                             189%           105%               123%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $843,811.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Global Financial Services Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Financial Services Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       /s/ PRICEWATERHOUSECOOPERS LLP

                       December 12, 2001
                       Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                              MARKET
                                                SHARES        VALUE

DOMESTIC COMMON STOCKS-72.20%

APPLICATION SOFTWARE-1.10%

Henry (Jack) & Associates, Inc.                  122,200   $  3,013,452
=======================================================================

BANKS-17.93%

Bank of America Corp.                             68,000      4,011,320
-----------------------------------------------------------------------
Bank of New York Co., Inc. (The)                 200,000      6,802,000
-----------------------------------------------------------------------
Comerica Inc.                                     95,000      4,378,550
-----------------------------------------------------------------------
FleetBoston Financial Corp.                      203,800      6,696,868
-----------------------------------------------------------------------
Investors Financial Services Corp.                73,000      3,861,700
-----------------------------------------------------------------------
Mellon Financial Corp.                           162,600      5,463,360
-----------------------------------------------------------------------
PNC Financial Services Group                     130,000      7,137,000
-----------------------------------------------------------------------
Wells Fargo & Co.                                170,500      6,734,750
-----------------------------------------------------------------------
Zions Bancorp                                     84,500      4,049,240
=======================================================================
                                                             49,134,788
=======================================================================

CONSUMER FINANCE-3.59%

Capital One Financial Corp.                      121,000      4,998,510
-----------------------------------------------------------------------
MBNA Corp.                                       175,000      4,831,750
=======================================================================
                                                              9,830,260
=======================================================================

DATA PROCESSING SERVICES-2.15%

Concord EFS, Inc.(a)                             215,000      5,884,550
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-28.84%

Affiliated Managers Group, Inc.(a)                54,700      3,374,990
-----------------------------------------------------------------------
Alliance Capital Management Holding L.P.          49,000      2,334,850
-----------------------------------------------------------------------
Ambac Financial Group, Inc.                      104,000      4,992,000
-----------------------------------------------------------------------
American Express Co.                              87,500      2,575,125
-----------------------------------------------------------------------
Citigroup Inc.                                   274,501     12,495,285
-----------------------------------------------------------------------
Fannie Mae                                        53,500      4,331,360
-----------------------------------------------------------------------
Federated Investors, Inc.-Class B                 55,000      1,435,500
-----------------------------------------------------------------------
Freddie Mac                                       70,000      4,747,400
-----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   93,100      7,276,696
-----------------------------------------------------------------------
J.P. Morgan Chase & Co.                          141,600      5,006,976
-----------------------------------------------------------------------
Legg Mason, Inc.                                 125,000      5,263,750
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     94,200      5,883,732
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        153,300      6,700,743
-----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  76,700      3,752,164
-----------------------------------------------------------------------
SEI Investments Co.                               63,000      1,937,250
-----------------------------------------------------------------------
State Street Corp.                                77,000      3,506,580
-----------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A           133,000      3,390,170
=======================================================================
                                                             79,004,571
=======================================================================

INDUSTRIAL CONGLOMERATES-2.10%

General Electric Co.                             158,000      5,752,780
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

INSURANCE BROKERS-2.35%

Marsh & McLennan Cos., Inc.                       66,600   $  6,443,550
=======================================================================

IT CONSULTING & SERVICES-1.29%

SunGard Data Systems Inc.(a)                     140,000      3,528,000
=======================================================================

LIFE & HEALTH INSURANCE-3.52%

AFLAC, Inc.                                      181,000      4,427,260
-----------------------------------------------------------------------
Nationwide Financial Services, Inc. -Class A     113,000      3,844,260
-----------------------------------------------------------------------
Principal Financial Group, Inc. (The)(a)          60,700      1,365,750
=======================================================================
                                                              9,637,270
=======================================================================

MANAGED HEALTH CARE-0.47%

Anthem, Inc.(a)                                   31,100      1,302,468
=======================================================================

MULTI-LINE INSURANCE-5.54%

American International Group, Inc.               118,450      9,310,170
-----------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)    108,600      5,864,400
=======================================================================
                                                             15,174,570
=======================================================================

PROPERTY & CASUALTY INSURANCE-3.32%

PMI Group, Inc. (The)                             84,500      4,685,525
-----------------------------------------------------------------------
Radian Group Inc.                                130,000      4,403,100
=======================================================================
                                                              9,088,625
=======================================================================
    Total Domestic Common Stocks (Cost
      $201,255,422)                                         197,794,884
=======================================================================

FOREIGN STOCKS-22.05%

AUSTRALIA-1.52%

AMP Ltd. (Multi-Line Insurance)                  277,300      2,517,898
-----------------------------------------------------------------------
St. George Bank Ltd. (Banks)                     202,000      1,659,391
=======================================================================
                                                              4,177,289
=======================================================================

BERMUDA-5.29%

ACE Ltd. (Property & Casualty Insurance)          96,000      3,384,000
-----------------------------------------------------------------------
Everest Re Group, Ltd. (Reinsurance)              86,700      5,795,895
-----------------------------------------------------------------------
Tyco International Ltd. (Industrial
  Conglomerates)                                 108,000      5,307,120
=======================================================================
                                                             14,487,015
=======================================================================

CANADA-3.78%

AGF Management Ltd.-Class B (Diversified
  Financial Services)                            101,000      1,157,047
-----------------------------------------------------------------------
Bank of Nova Scotia (Banks)                       25,000        690,030
-----------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                      78,800      1,946,812
-----------------------------------------------------------------------
Royal Bank of Canada (Banks)                      46,500      1,369,799
-----------------------------------------------------------------------
Sun Life Financial Services of Canada (Life &
  Health Insurance)                              250,400      5,199,658
=======================================================================
                                                             10,363,346
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

DENMARK-1.19%

Danske Bank A.S. (Banks)                         220,400   $  3,265,300
=======================================================================

FRANCE-2.12%

Assurances Generales de France (Multi-Line
  Insurance)                                      25,500      1,177,531
-----------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          55,600      4,624,467
=======================================================================
                                                              5,801,998
=======================================================================

GERMANY-1.87%

Allianz A.G. (Multi-Line Insurance)                4,260      1,000,457
-----------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                              15,600      4,127,044
=======================================================================
                                                              5,127,501
=======================================================================

HONG KONG-1.09%

Dah Sing Financial Group (Banks)                 686,000      2,972,724
=======================================================================

IRELAND-1.42%

Anglo Irish Bank Corp. PLC (Banks)               677,800      2,056,110
-----------------------------------------------------------------------
Bank of Ireland (Banks)                          205,100      1,833,284
=======================================================================
                                                              3,889,394
=======================================================================

JAPAN-0.18%

Nomura Securities Co., Ltd. (Diversified
  Financial Services)                             37,000        486,524
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

NETHERLANDS-0.66%

Van der Moolen Holding N.V. (Diversified
  Financial Services)                             75,000   $  1,805,926
=======================================================================

SPAIN-1.12%

Banco Bilbao Vizcaya Argentaria, S.A. (Banks)     59,000        660,143
-----------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                72,100      2,420,800
=======================================================================
                                                              3,080,943
=======================================================================

UNITED KINGDOM-1.81%

Man Group PLC (Diversified Financial
  Services)                                       61,000        983,541
-----------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)         166,100      3,976,108
=======================================================================
                                                              4,959,649
=======================================================================
    Total Foreign Stocks (Cost $62,808,575)                  60,417,609
=======================================================================

MONEY MARKET FUNDS-7.01%

STIC Liquid Assets Portfolio(b)                9,593,671      9,593,671
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        9,593,671      9,593,671
=======================================================================
    Total Money Market Funds (Cost
      $19,187,342)                                           19,187,342
=======================================================================
TOTAL INVESTMENTS-101.26% (Cost $283,251,339)               277,399,835
=======================================================================
OTHER ASSETS LESS LIABILITIES-(1.26%)                        (3,441,544)
=======================================================================
NET ASSETS-100.00%                                         $273,958,291
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $283,251,339)*                                $277,399,835
------------------------------------------------------------
Foreign currencies, at value (cost $198,263)         195,154
------------------------------------------------------------
Receivables for:
  Investments sold                                   258,554
------------------------------------------------------------
  Fund shares sold                                   747,472
------------------------------------------------------------
  Dividends                                          238,914
------------------------------------------------------------
Collateral for securities loaned                   7,922,486
------------------------------------------------------------
Other assets                                          17,093
============================================================
    Total assets                                 286,779,508
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,543,680
------------------------------------------------------------
  Fund shares reacquired                           1,939,997
------------------------------------------------------------
  Collateral upon return of securities loaned      7,922,486
------------------------------------------------------------
Accrued distribution fees                            288,464
------------------------------------------------------------
Accrued transfer agent fees                           64,252
------------------------------------------------------------
Accrued operating expenses                            62,338
============================================================
    Total liabilities                             12,821,217
============================================================
Net assets applicable to shares outstanding     $273,958,291
============================================================

NET ASSETS:

Class A                                         $126,816,159
____________________________________________________________
============================================================
Class B                                         $114,852,092
____________________________________________________________
============================================================
Class C                                         $ 32,290,040
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            6,216,680
____________________________________________________________
============================================================
Class B                                            5,827,216
____________________________________________________________
============================================================
Class C                                            1,638,485
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      20.40
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $20.40 divided by
      95.25%)                                   $      21.42
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      19.71
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      19.71
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $7,965,325 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $98,144)                                      $  3,403,698
------------------------------------------------------------
Dividends from affiliated money market funds         995,490
------------------------------------------------------------
Interest                                              13,289
------------------------------------------------------------
Security lending income                               14,195
============================================================
    Total investment income                        4,426,672
============================================================

EXPENSES:

Advisory fees                                      2,721,720
------------------------------------------------------------
Administrative services fees                          75,830
------------------------------------------------------------
Custodian fees                                        70,266
------------------------------------------------------------
Distribution fees -- Class A                         642,785
------------------------------------------------------------
Distribution fees -- Class B                       1,183,478
------------------------------------------------------------
Distribution fees -- Class C                         322,459
------------------------------------------------------------
Transfer agent fees                                  687,818
------------------------------------------------------------
Trustees' fees                                        14,811
------------------------------------------------------------
Other                                                192,736
============================================================
    Total expenses                                 5,911,903
============================================================
Less: Fees waived                                     (1,017)
------------------------------------------------------------
    Expenses paid indirectly                          (4,820)
============================================================
    Net expenses                                   5,906,066
============================================================
Net investment income (loss)                      (1,479,394)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                             (868,635)
------------------------------------------------------------
  Foreign currencies                                (238,038)
------------------------------------------------------------
  Futures contracts                                   70,775
------------------------------------------------------------
  Option contracts written                           333,857
============================================================
                                                    (702,041)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (55,490,018)
------------------------------------------------------------
  Foreign currencies                                  11,109
============================================================
                                                 (55,478,909)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                               (56,180,950)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(57,660,344)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (1,479,394)   $   (737,694)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                     (702,041)      3,527,810
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, and foreign currencies              (55,478,909)     31,438,082
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (57,660,344)     34,228,198
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --        (343,444)
------------------------------------------------------------------------------------------
  Class B                                                               --        (299,755)
------------------------------------------------------------------------------------------
  Class C                                                               --         (16,237)
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --         (29,048)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (1,093,601)     (5,350,283)
------------------------------------------------------------------------------------------
  Class B                                                       (1,042,912)     (8,341,879)
------------------------------------------------------------------------------------------
  Class C                                                         (251,528)       (287,630)
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --        (226,554)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       58,836,610      54,920,598
------------------------------------------------------------------------------------------
  Class B                                                       48,052,092      34,809,580
------------------------------------------------------------------------------------------
  Class C                                                       18,437,773      18,134,821
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --        (431,451)
==========================================================================================
    Net increase in net assets                                  65,278,090     126,766,916
==========================================================================================

NET ASSETS:

  Beginning of year                                            208,680,201      81,913,285
==========================================================================================
  End of year                                                 $273,958,291    $208,680,201
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $280,430,611    $156,893,899
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        87,996          17,702
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                              (708,678)      2,141,329
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (5,851,638)     49,627,271
==========================================================================================
                                                              $273,958,291    $208,680,201
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Financial Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").



   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.



   On October 31, 2001, undistributed net investment income was increased by $1,549,688, undistributed net realized gains increased by $240,075 and paid in capital decreased by $1,789,763 as a result of book/tax differences due to partnership income and expenses, foreign currency transactions, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The fund has a capital loss carryforward of $259,675 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $1,017.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $75,830 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $382,598 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $642,785, $1,183,478 and $322,459, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $189,895 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $27,133 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the year ended October 31, 2001, the Fund paid no expenses with respect to this firm.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,481 and reductions in custodian fees of $339 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,820.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $7,965,325 were on loan to brokers. The loans were secured by cash collateral of $7,922,486 received by the Fund and invested in affiliated money market funds as follows:
$3,961,243 in STIC Liquid Assets Portfolio and $3,961,243 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $14,195 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $254,031,241 and $135,321,393, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 16,422,352
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (22,632,832)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $ (6,210,480)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $283,610,315.


NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of year                       --      $      --
---------------------------------------------------------
Written                              2,103        479,782
---------------------------------------------------------
Closed                              (1,265)      (261,134)
---------------------------------------------------------
Exercised                             (238)       (50,454)
---------------------------------------------------------
Expired                               (600)      (168,194)
=========================================================
End of year                             --      $      --
_________________________________________________________
=========================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                          2000
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              ----------    ------------    -----------    ------------
Sold:
  Class A                                                      5,052,621    $119,437,397      3,708,161    $ 84,155,054
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,478,790      79,898,444      2,343,916      50,065,435
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,195,608      27,610,451        910,841      19,615,087
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --         70,059       1,508,705
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         43,536       1,037,039        273,338       5,297,291
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         42,175         974,682        424,196       8,021,011
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         10,376         239,794         11,109         210,474
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --         12,981         253,124
=======================================================================================================================
Conversion of Advisor Class shares to Class A shares:**
  Class A                                                             --              --        105,329       2,017,059
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --       (104,619)     (2,017,059)
=======================================================================================================================
Reacquired:
  Class A                                                     (2,718,336)    (61,637,826)    (1,582,015)    (36,548,806)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,519,609)    (32,821,034)    (1,131,468)    (23,276,866)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (435,228)     (9,412,472)       (80,911)     (1,690,740)
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --         (8,213)       (176,221)
=======================================================================================================================
                                                               5,149,933    $125,326,475      4,952,704    $107,433,548
_______________________________________________________________________________________________________________________
=======================================================================================================================

 * Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                                              ----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------
                                                              2001(a)     2000(a)    1999(a)    1998(a)    1997(a)
                                                              --------    -------    -------    -------    -------
Net asset value, beginning of period                          $  24.85    $ 23.23    $ 17.05    $ 17.22    $ 14.20
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)     (0.07)     (0.02)      0.07       0.04
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (4.13)      5.87       6.25       0.37       3.97
==================================================================================================================
    Total from investment operations                             (4.19)      5.80       6.23       0.44       4.01
==================================================================================================================
Less distributions:
  Dividends from net investment income                              --      (0.25)     (0.02)     (0.01)        --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.26)     (3.93)     (0.03)     (0.60)     (0.99)
==================================================================================================================
    Total distributions                                          (0.26)     (4.18)     (0.05)     (0.61)     (0.99)
==================================================================================================================
Net asset value, end of period                                $  20.40    $ 24.85    $ 23.23    $ 17.05    $ 17.22
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 (17.03)%    30.06%     36.62%      2.53%     29.91%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $126,816    $95,393    $30,987    $28,433    $29,639
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.85%(c)   2.00%      1.99%      1.97%      2.29%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.85%(c)   2.00%      2.12%      1.99%      2.36%
==================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.26)%(c) (0.33)%    (0.08)%     0.37%      0.23%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             53%        41%       107%       111%        91%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $128,556,961.

                                                                                    CLASS B
                                                              ----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------
                                                              2001(a)     2000(a)    1999(a)    1998(a)    1997(a)
                                                              --------    -------    -------    -------    -------
Net asset value, beginning of period                          $  24.14    $ 22.67    $ 16.71    $ 16.97    $ 14.06
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)     (0.18)     (0.12)     (0.02)     (0.04)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (4.00)      5.72       6.11       0.37       3.94
==================================================================================================================
    Total from investment operations                             (4.17)      5.54       5.99       0.35       3.90
==================================================================================================================
Less distributions:
  Dividends from net investment income                              --      (0.14)        --      (0.01)        --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.26)     (3.93)     (0.03)     (0.60)     (0.99)
==================================================================================================================
    Total distributions                                          (0.26)     (4.07)     (0.03)     (0.61)     (0.99)
==================================================================================================================
Net asset value, end of period                                $  19.71    $ 24.14    $ 22.67    $ 16.71    $ 16.97
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 (17.45)%    29.40%     35.91%      2.08%     29.13%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $114,852    $92,343    $49,619    $48,785    $47,585
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.35%(c)    2.50%     2.49%      2.47%      2.79%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.35%(c)    2.50%     2.62%      2.49%      2.86%
==================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.76)%(c)  (0.83)%   (0.58)%    (0.13)%    (0.27)%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             53%        41%       107%       111%        91%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $118,347,800.

                                                                                CLASS C
                                                              --------------------------------------------
                                                                  YEAR ENDED            MARCH 1, 1999
                                                                 OCTOBER 31,        (DATE SALES COMMENCED)
                                                              ------------------        TO OCTOBER 31,
                                                              2001(a)    2000(a)           1999(a)
                                                              -------    -------    ----------------------
Net asset value, beginning of period                          $ 24.14    $ 22.67            $19.58
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)     (0.18)            (0.08)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.00)      5.72              3.17
==========================================================================================================
    Total from investment operations                            (4.17)      5.54              3.09
==========================================================================================================
Less distributions:
  Dividends from net investment income                             --      (0.14)               --
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.26)     (3.93)               --
==========================================================================================================
    Total distributions                                         (0.26)     (4.07)               --
==========================================================================================================
Net asset value, end of period                                $ 19.71    $ 24.14            $22.67
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                (17.45)%    29.40%            15.78%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $32,290    $20,944            $  605
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.35%(c)   2.50%             2.49%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.35%(c)   2.50%             2.62%(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.76)%(c) (0.83)%           (0.58)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate                                            53%        41%              107%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $32,245,961.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Global Health Care Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Health Care Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       /s/ PRICEWATERHOUSECOOPERS LLP

                       December 12, 2001
                       Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
DOMESTIC COMMON STOCKS-65.37%

BIOTECHNOLOGY-13.36%

Affymetrix, Inc.(a)(b)                            425,000   $ 12,771,250
------------------------------------------------------------------------
Alexion Pharmaceuticals, Inc.(a)                  400,000      6,884,000
------------------------------------------------------------------------
Amgen Inc.(a)                                     265,000     15,057,300
------------------------------------------------------------------------
Biogen, Inc.(a)                                     1,000         55,000
------------------------------------------------------------------------
Cell Genesys, Inc.(a)                              10,000        179,000
------------------------------------------------------------------------
Cell Therapeutics, Inc.(a)                          3,000         90,090
------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                         450,000     15,120,000
------------------------------------------------------------------------
Ciphergen Biosystems, Inc.(a)                     355,000      1,579,750
------------------------------------------------------------------------
Diacrin, Inc.(a)                                   20,000         34,000
------------------------------------------------------------------------
Exelixis, Inc.(a)                                   5,000         67,000
------------------------------------------------------------------------
Genzyme Corp.(a)                                  350,000     18,882,500
------------------------------------------------------------------------
Genzyme Molecular Oncology(a)                      20,000        190,600
------------------------------------------------------------------------
Human Genome Sciences, Inc.(a)(b)                 150,000      6,394,500
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                       2,000        119,960
------------------------------------------------------------------------
ILEX Oncology, Inc.(a)                              2,000         52,220
------------------------------------------------------------------------
Incyte Genomics, Inc.(a)                          293,200      4,368,680
------------------------------------------------------------------------
Matrix Pharmaceutical, Inc.(a)                    650,000        468,000
------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc.(a)                     100,000        425,000
------------------------------------------------------------------------
Protein Design Labs, Inc.(a)(b)                   700,000     23,107,000
------------------------------------------------------------------------
SangStat Medical Corp.(a)                           5,000        113,200
------------------------------------------------------------------------
Titan Pharmaceuticals, Inc.(a)                    770,000      5,505,500
------------------------------------------------------------------------
Transkaryotic Therapies, Inc.(a)                    3,000        114,180
------------------------------------------------------------------------
Vertex Pharmaceuticals Inc.(a)(b)                  40,000        980,000
------------------------------------------------------------------------
XOMA Ltd.(a)                                       17,100        127,737
========================================================================
                                                             112,686,467
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.87%

Packard BioScience Co.(a)                          15,000        119,100
------------------------------------------------------------------------
Varian Inc.(a)                                    283,000      7,171,220
------------------------------------------------------------------------
Waters Corp.(a)                                     2,000         70,980
========================================================================
                                                               7,361,300
========================================================================

EMPLOYMENT SERVICES-0.36%

Cross Country, Inc.(a)                            150,000      3,058,500
========================================================================

ENVIRONMENTAL SERVICES-0.03%

Stericycle, Inc.(a)                                 5,000        240,000
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.99%

AmerisourceBergen Corp.(b)                         70,000      4,449,200
------------------------------------------------------------------------
Apria Healthcare Group Inc.(a)                    100,000      2,300,000
------------------------------------------------------------------------
DaVita, Inc.(a)                                     5,000         91,000
------------------------------------------------------------------------
Express Scripts, Inc.(a)                           25,000      1,023,500
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            30,000      2,586,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
HEALTH CARE DISTRIBUTORS & SERVICES-(CONTINUED)

Lincare Holdings Inc.(a)                          162,000   $  4,163,400
------------------------------------------------------------------------
Odyssey Healthcare, Inc.(a)                       112,000      1,932,000
------------------------------------------------------------------------
Omnicell, Inc.(a)                                 293,100      2,330,145
------------------------------------------------------------------------
Owens & Minor, Inc.                                 5,000         88,050
------------------------------------------------------------------------
PSS World Medical, Inc.(a)                        150,000      1,354,500
------------------------------------------------------------------------
Syncor International Corp.(a)                     170,000      4,930,000
========================================================================
                                                              25,247,795
========================================================================

HEALTH CARE EQUIPMENT-1.78%

ATS Medical, Inc.(a)(c)                           250,000        952,500
------------------------------------------------------------------------
Becton, Dickinson & Co.                           180,000      6,444,000
------------------------------------------------------------------------
Caliper Technologies Corp.(a)                      20,000        241,400
------------------------------------------------------------------------
CONMED Corp.(a)                                     6,000        101,220
------------------------------------------------------------------------
Mentor Corp.                                      100,000      2,792,000
------------------------------------------------------------------------
ORATEC Interventions, Inc.(a)                       5,000         30,700
------------------------------------------------------------------------
Therasense, Inc.(a)                                76,200      1,965,960
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                     1,000         67,100
------------------------------------------------------------------------
Wright Medical Group, Inc.(a)                     153,900      2,308,500
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                            2,000         61,820
========================================================================
                                                              14,965,200
========================================================================

HEALTH CARE FACILITIES-34.10%

Community Health Systems, Inc.(a)               1,750,000     43,750,000
------------------------------------------------------------------------
HCA Inc.                                          490,000     19,433,400
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A(a)   1,600,000     31,184,000
------------------------------------------------------------------------
HEALTHSOUTH Corp.(a)                              375,000      4,882,500
------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                        5,000        155,900
------------------------------------------------------------------------
Medcath Corp.(a)                                   10,200        202,062
------------------------------------------------------------------------
Province Healthcare Co.(a)                      1,450,000     39,947,500
------------------------------------------------------------------------
RehabCare Group, Inc.(a)                          150,000      3,810,000
------------------------------------------------------------------------
Select Medical Corp.(a)                           250,000      4,372,500
------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                         930,000     53,493,600
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                        1,500,000     40,350,000
------------------------------------------------------------------------
United Surgical Partners International,
  Inc.(a)                                         203,600      3,664,800
------------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)      1,050,000     42,409,500
========================================================================
                                                             287,655,762
========================================================================

HEALTH CARE SUPPLIES-0.04%

STAAR Surgical Co.(a)                             107,600        326,028
========================================================================

HOUSEHOLD APPLIANCES-0.01%

Helen of Troy Ltd.(a)                              10,000        100,500
========================================================================

MANAGED HEALTH CARE-0.39%

Anthem, Inc.(a)                                    55,200      2,311,776
------------------------------------------------------------------------
CIGNA Corp.                                           500         36,450
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
MANAGED HEALTH CARE-(CONTINUED)

Coventry Health Care, Inc.(a)                       4,000   $     85,760
------------------------------------------------------------------------
PacifiCare Health Systems, Inc.(a)                  3,000         49,680
------------------------------------------------------------------------
Trigon Healthcare, Inc.(a)                          1,000         61,390
------------------------------------------------------------------------
UnitedHealth Group Inc.                            10,000        657,500
------------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)                   1,000        111,590
========================================================================
                                                               3,314,146
========================================================================

PHARMACEUTICALS-11.43%

Abbott Laboratories                                40,000      2,119,200
------------------------------------------------------------------------
Argonaut Technologies Inc.(a)                      78,300        254,475
------------------------------------------------------------------------
Barr Laboratories, Inc.(a)                         15,000      1,092,000
------------------------------------------------------------------------
Bristol-Myers Squibb Co.                          190,000     10,155,500
------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      100,000      7,438,000
------------------------------------------------------------------------
Guilford Pharmaceuticals Inc.(a)                  750,000      8,145,000
------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                          50,000      1,210,500
------------------------------------------------------------------------
Isis Pharmaceuticals, Inc.(a)(b)                  703,000     14,594,280
------------------------------------------------------------------------
Johnson & Johnson                                  68,600      3,972,626
------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     200,000      7,798,000
------------------------------------------------------------------------
Merck & Co., Inc.                                  50,000      3,190,500
------------------------------------------------------------------------
OraPharma, Inc.(a)                                110,000        495,000
------------------------------------------------------------------------
Pfizer Inc.                                       540,000     22,626,000
------------------------------------------------------------------------
Pharmacia Corp.                                    15,000        607,800
------------------------------------------------------------------------
PRAECIS Pharmaceutical Inc.(a)                  2,500,000     10,825,000
------------------------------------------------------------------------
SICOR Inc.(a)                                     100,000      1,875,000
========================================================================
                                                              96,398,881
========================================================================

SEMICONDUCTOR EQUIPMENT-0.01%

Varian Semiconductor Equipment Associates,
  Inc.(a)                                           1,000         30,040
========================================================================
    Total Domestic Common Stocks (Cost
      $447,878,813)                                          551,384,619
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-16.60%

DENMARK-0.24%

Novo Nordisk A.S.-Class B (Pharmaceuticals)        50,000      2,028,796
========================================================================

FRANCE-3.76%

Aventis S.A. (Pharmaceuticals)                     28,000      2,060,443
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          450,000     29,671,195
========================================================================
                                                              31,731,638
========================================================================

GERMANY-3.53%

Altana A.G. (Pharmaceuticals)                     600,000     28,084,680
------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)                       50,000      1,732,789
========================================================================
                                                              29,817,469
========================================================================

ISRAEL-2.20%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               300,000     18,540,000
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

JAPAN-5.21%

Banyu Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               100,000   $  1,943,809
------------------------------------------------------------------------
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                80,000      1,168,899
------------------------------------------------------------------------
Daiichi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                50,000      1,174,045
------------------------------------------------------------------------
Eisai Co., Ltd. (Pharmaceuticals)                 200,000      5,112,708
------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired 9/7/01-9/10/01;
  Cost $6,079,583)(d)                             300,000      7,203,528
------------------------------------------------------------------------
Hokuriku Seiyaku Co., Ltd. (Pharmaceuticals)       10,000        183,355
------------------------------------------------------------------------
Kissei Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               150,000      2,251,715
------------------------------------------------------------------------
Kyorin Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               100,000      2,695,198
------------------------------------------------------------------------
Kyorin Pharmaceutical Co., Ltd.-Bonus Shares
  (Pharmaceuticals)(a)(e)                          50,000      1,347,599
------------------------------------------------------------------------
Kyowa Hakko Kogyo Co., Ltd. (Pharmaceuticals)     100,000        586,410
------------------------------------------------------------------------
Mitsubishi Pharma Corp. (Pharmaceuticals)         100,000      1,187,520
------------------------------------------------------------------------
Ono Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                27,000        860,013
------------------------------------------------------------------------
Rohto Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                50,000        414,080
------------------------------------------------------------------------
Sankyo Co., Ltd. (Pharmaceuticals)                100,000      1,943,809
------------------------------------------------------------------------
Shionogi & Co., Ltd. (Pharmaceuticals)              3,000         53,659
------------------------------------------------------------------------
Taisho Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               100,000      1,980,562
------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                               100,000      4,843,189
------------------------------------------------------------------------
Tanabe Seiyaku Co., Ltd. (Pharmaceuticals)         82,000        884,025
------------------------------------------------------------------------
Terumo Corp. (Pharmaceuticals)                    100,000      1,653,871
------------------------------------------------------------------------
Uni-Charm Corp. (The) (Household Products)         20,000        516,171
------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               200,000      5,929,435
========================================================================
                                                              43,933,600
========================================================================

NETHERLANDS-1.22%

Akzo Nobel N.V. (Diversified Chemicals)           250,000     10,250,458
========================================================================

SWITZERLAND-0.44%

Novartis A.G. (Pharmaceuticals)                   100,000      3,742,350
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $125,645,166)                          140,044,311
========================================================================



                                                               MARKET
                                                 SHARES        VALUE
MONEY MARKET FUNDS-5.08%

STIC Liquid Assets Portfolio(f)                21,404,499   $ 21,404,499
------------------------------------------------------------------------
STIC Prime Portfolio(f)                        21,404,499     21,404,499
========================================================================
    Total Money Market Funds (Cost
      $42,808,998)                                            42,808,998
========================================================================
TOTAL INVESTMENTS-87.05% (Cost $616,332,977)                 734,237,928
========================================================================
OTHER ASSETS LESS LIABILITIES-12.95%                         109,262,482
========================================================================
NET ASSETS-100.00%                                          $843,500,410
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  A portion of this security is subject to call options written. See Note 7.
(c) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/01 represented 0.11% of the Fund's net assets.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of this security at 10/31/01 represented 0.85% of the Fund's net assets.
(e) Security fair valued in accordance with the procedures established by the Board of Trustees.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $616,332,977)*                                $734,237,928
------------------------------------------------------------
Foreign currencies, at value (cost $4,952,132)     4,973,144
------------------------------------------------------------
Receivables for:
  Investments sold                               132,885,211
------------------------------------------------------------
  Fund shares sold                                 4,153,525
------------------------------------------------------------
  Options written                                    717,470
------------------------------------------------------------
  Dividends                                          523,888
------------------------------------------------------------
Collateral for securities loaned                  61,780,168
------------------------------------------------------------
Other assets                                          35,989
============================================================
    Total assets                                 939,307,323
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           28,040,001
------------------------------------------------------------
  Fund shares reacquired                           2,281,357
------------------------------------------------------------
  Options written (premiums received
    $3,140,113)                                    2,787,630
------------------------------------------------------------
  Collateral upon return of securities loaned     61,780,168
------------------------------------------------------------
Accrued distribution fees                            726,893
------------------------------------------------------------
Accrued trustees' fees                                 2,040
------------------------------------------------------------
Accrued transfer agent fees                          130,965
------------------------------------------------------------
Accrued operating expenses                            57,859
============================================================
    Total liabilities                             95,806,913
============================================================
Net assets applicable to shares outstanding     $843,500,410
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $588,071,999
____________________________________________________________
============================================================
Class B                                         $219,062,675
____________________________________________________________
============================================================
Class C                                         $ 36,365,736
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           19,647,736
____________________________________________________________
============================================================
Class B                                            7,816,404
____________________________________________________________
============================================================
Class C                                            1,297,164
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      29.93
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $29.93 divided by
      95.25%)                                   $      31.42
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      28.03
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      28.03
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $61,807,601 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $75,874)                                      $  1,841,062
------------------------------------------------------------
Dividends from affiliated money market funds       1,348,715
------------------------------------------------------------
Interest                                                 973
------------------------------------------------------------
Security lending income                              196,167
============================================================
    Total investment income                        3,386,917
============================================================

EXPENSES:

Advisory fees                                      7,124,437
------------------------------------------------------------
Administrative services fees                         134,681
------------------------------------------------------------
Custodian fees                                       136,210
------------------------------------------------------------
Distribution fees -- Class A                       2,638,487
------------------------------------------------------------
Distribution fees -- Class B                       1,854,032
------------------------------------------------------------
Distribution fees -- Class C                         236,823
------------------------------------------------------------
Transfer agent fees                                1,449,023
------------------------------------------------------------
Trustees' fees                                        27,665
------------------------------------------------------------
Other                                                335,485
============================================================
    Total expenses                                13,936,843
============================================================
Less: Fees waived                                     (1,495)
------------------------------------------------------------
    Expenses paid indirectly                         (69,178)
============================================================
    Net expenses                                  13,866,170
============================================================
Net investment income (loss)                     (10,479,253)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          135,076,568
------------------------------------------------------------
  Foreign currencies                                 (59,893)
------------------------------------------------------------
  Option contracts written                         2,015,408
============================================================
                                                 137,032,083
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (65,527,457)
------------------------------------------------------------
  Foreign currencies                                  65,164
------------------------------------------------------------
  Option contracts written                           352,483
============================================================
                                                 (65,109,810)
============================================================
Net gain from investment securities, foreign
  currencies and option contracts:                71,922,273
============================================================
Net increase in net assets resulting from
  operations                                    $ 61,443,020
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $(10,479,253)   $ (4,947,036)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                            137,032,083      78,246,407
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                  (65,109,810)     92,894,528
==========================================================================================
    Net increase in net assets resulting from operations        61,443,020     166,193,899
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (50,675,258)    (33,324,503)
------------------------------------------------------------------------------------------
  Class B                                                      (17,239,849)     (9,919,856)
------------------------------------------------------------------------------------------
  Class C                                                       (1,699,076)       (162,378)
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --         (84,346)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      131,650,882       9,141,881
------------------------------------------------------------------------------------------
  Class B                                                       77,709,705      14,704,535
------------------------------------------------------------------------------------------
  Class C                                                       24,665,881       9,136,876
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --        (710,294)
==========================================================================================
    Net increase in net assets                                 225,855,305     154,975,814
==========================================================================================

NET ASSETS:

  Beginning of year                                            617,645,105     462,669,291
==========================================================================================
  End of year                                                 $843,500,410    $617,645,105
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $607,263,843    $364,662,375
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                          (715)             --
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts        117,918,914      69,554,552
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                            118,318,368     183,428,178
==========================================================================================
                                                              $843,500,410    $617,645,105
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Health Care Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development / event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development / event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

        On October 31, 2001, undistributed net investment income was increased by $10,478,538, undistributed net realized gains decreased by $19,053,538 and paid in capital increased by $8,575,000 as a result of differing book / tax treatment of foreign currency reclassifications, the utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $1,495.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $134,681 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $867,870 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $2,638,487, $1,854,032 and $236,823, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $303,612 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $25,075 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the year ended October 31, 2001, the Fund paid no expenses with respect to this firm.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $11,909 and reductions in custodian fees of $57,269 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $69,178.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $61,807,601 were on loan to brokers. The loans were secured by cash collateral of $61,780,168 received by the Fund and invested in affiliated money market funds as follows:
$30,890,084 in STIC Liquid Assets Portfolio and $30,890,084 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $196,167 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $1,481,339,927 and $1,455,954,291, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $116,007,220
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,068,481)
=========================================================
Net unrealized appreciation of investment
  securities                                 $114,938,739
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $619,299,189.


NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------    -----------
Beginning of year                                                  --      $        --
--------------------------------------------------------------------------------------
Written                                                        23,460        7,317,570
--------------------------------------------------------------------------------------
Closed                                                         (3,850)      (1,416,250)
--------------------------------------------------------------------------------------
Exercised                                                        (400)        (147,945)
--------------------------------------------------------------------------------------
Expired                                                        (9,500)      (2,613,262)
======================================================================================
End of year                                                     9,710      $ 3,140,113
______________________________________________________________________________________
======================================================================================


  Open call option contracts written at October 31, 2001 were as follows:

                                                                                             OCTOBER 31,       UNREALIZED
                                            CONTRACT    STRIKE    NUMBER OF     PREMIUMS         2001         APPRECIATION
                  ISSUE                      MONTH      PRICE     CONTRACTS     RECEIVED     MARKET VALUE    (DEPRECIATION)
                  -----                     --------    ------    ---------    ----------    ------------    --------------
Affymetrix, Inc.                             Nov-01      $30        3,000      $  710,976     $  705,000       $   5,976
---------------------------------------------------------------------------------------------------------------------------
AmerisourceBergen Corp.                      Nov-01       65          700         421,386        124,250         297,136
---------------------------------------------------------------------------------------------------------------------------
Human Genome Sciences, Inc.                  Nov-01       40        1,500         465,484        645,000        (179,516)
---------------------------------------------------------------------------------------------------------------------------
Isis Pharmaceuticals Inc.                    Dec-01       17.5      2,000         813,973        700,000         113,973
---------------------------------------------------------------------------------------------------------------------------
Protein Design Labs, Inc.                    Nov-01       32.5      2,110         629,497        544,380          85,117
---------------------------------------------------------------------------------------------------------------------------
Vertex Pharmaceuticals Inc.                  Nov-01       25          400          98,797         69,000          29,797
===========================================================================================================================
                                                                    9,710      $3,140,113     $2,787,630       $ 352,483
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                          2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      6,036,134    $182,779,234     2,265,037    $ 61,242,852
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,479,506     126,599,025     1,557,713      38,869,448
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,095,249      31,149,126       775,066      19,232,447
----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --        12,143         310,037
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      1,674,855      47,029,924     1,402,570      30,940,689
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        607,446      16,042,076       437,951       9,188,203
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         62,106       1,640,220         6,991         146,741
----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --         3,706          84,344
======================================================================================================================
Conversion of Advisor Class shares to Class A shares:**
  Class A                                                             --              --        44,266       1,041,571
----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --       (42,881)     (1,041,571)
======================================================================================================================
Reacquired:
  Class A                                                     (3,349,804)    (98,158,276)   (3,330,391)    (84,083,231)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,348,659)    (64,931,396)   (1,400,658)    (33,353,116)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (292,645)     (8,123,465)     (405,278)    (10,242,312)
----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --        (2,513)        (63,104)
======================================================================================================================
                                                               7,964,188    $234,026,468     1,323,722    $ 32,272,998
______________________________________________________________________________________________________________________
======================================================================================================================

 * Advisor Class share activity for the period November 1, 1999 through February 11, 2000.
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                              2001(a)        2000(a)     1999(a)     1998(a)     1997(a)
                                                              --------       --------    --------    --------    --------
Net asset value, beginning of period                          $  30.12       $  24.00    $  20.15    $  27.98    $  23.60
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.39)         (0.22)      (0.19)      (0.21)      (0.25)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.44           8.62        4.04       (0.91)       6.48
=========================================================================================================================
    Total from investment operations                              3.05           8.40        3.85       (1.12)       6.23
=========================================================================================================================
Less distributions:
  Distributions from net realized gains                          (3.24)         (2.28)         --       (6.70)      (1.85)
-------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments                     --             --          --       (0.01)         --
=========================================================================================================================
    Total distributions                                          (3.24)         (2.28)         --       (6.71)      (1.85)
=========================================================================================================================
Net asset value, end of period                                $  29.93       $  30.12    $  24.00    $  20.15    $  27.98
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  10.85%         38.49%      19.11%      (4.71)%     28.36%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $588,072       $460,445    $357,747    $357,534    $472,083
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           1.75%(c)       1.73%       1.82%       1.84%       1.80%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.28)%(c)     (0.85)%     (0.81)%     (0.98)%     (1.03)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            207%           242%        123%        187%        149%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $527,697,330.

                                                                                         CLASS B
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                              2001(a)        2000(a)     1999(a)     1998(a)     1997(a)
                                                              --------       --------    --------    --------    --------
Net asset value, beginning of period                          $  28.53       $  22.96    $  19.37    $  27.27    $  23.15
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.51)         (0.34)      (0.30)      (0.30)      (0.37)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.25           8.19        3.89       (0.89)       6.34
=========================================================================================================================
    Total from investment operations                              2.74           7.85        3.59       (1.19)       5.97
=========================================================================================================================
Less distributions:
  Distributions from net realized gains                          (3.24)         (2.28)         --       (6.70)      (1.85)
-------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments                     --             --          --       (0.01)         --
=========================================================================================================================
    Total distributions                                          (3.24)         (2.28)         --       (6.71)      (1.85)
=========================================================================================================================
Net asset value, end of period                                $  28.03       $  28.53    $  22.96    $  19.37    $  27.27
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  10.32%         37.78%      18.53%      (5.20)%     27.75%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $219,063       $144,861    $102,916    $100,311    $147,440
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           2.25%(c)       2.23%       2.33%       2.34%       2.30%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.78)%(c)     (1.35)%     (1.32)%     (1.48)%     (1.53)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            207%           242%        123%        187%        149%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $185,403,247.

                                                                                 CLASS C
                                                             ----------------------------------------------
                                                                 YEAR ENDED              MARCH 1, 1999
                                                                OCTOBER 31,          (DATE SALES COMMENCED)
                                                             --------------------        TO OCTOBER 31,
                                                             2001(a)      2000(a)           1999(a)
                                                             -------      -------    ----------------------
Net asset value, beginning of period                         $ 28.53      $ 22.96             $22.50
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.51)       (0.34)             (0.21)
-----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        3.25         8.19               0.67
===========================================================================================================
    Total from investment operations                            2.74         7.85               0.46
===========================================================================================================
Less distributions from net realized gains                     (3.24)       (2.28)                --
===========================================================================================================
Net asset value, end of period                               $ 28.03      $ 28.53             $22.96
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                10.32%       37.77%              2.04%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $36,366      $12,339             $1,278
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                         2.25%(c)     2.23%              2.33%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets    (1.78)%(c)   (1.35)%           (1.32)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                          207%       242%               123%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $23,682,257.
(d)  Annualized.

GLOBAL INFRASTRUCTURE FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Global Infrastructure Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Infrastructure Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

                       /s/ PRICEWATERHOUSECOOPERS LLP

                       December 12, 2001
                       Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                            MARKET
                                                SHARES       VALUE
DOMESTIC STOCKS & OTHER EQUITY
  INTERESTS-62.20%

AEROSPACE & DEFENSE-0.82%

United Technologies Corp.                         3,500   $   188,615
=====================================================================

APPLICATION SOFTWARE-0.75%

Henry (Jack) & Associates, Inc.                   7,000       172,620
=====================================================================

BROADCASTING & CABLE TV-0.90%

Univision Communications Inc.-Class A(a)          8,300       207,500
=====================================================================

COMPUTER STORAGE & PERIPHERALS-0.58%

EMC Corp.(a)                                     10,800       133,056
=====================================================================

CONSTRUCTION & ENGINEERING-0.81%

Quanta Services, Inc.(a)                         12,200       185,440
=====================================================================

DATA PROCESSING SERVICES-1.31%

Concord EFS, Inc.(a)                             11,000       301,070
=====================================================================

DIVERSIFIED METALS & MINING-0.75%

Peabody Energy Corp.                              5,700       171,000
=====================================================================

ELECTRIC UTILITIES-15.18%

AES Corp. (The)(a)                                9,276       128,473
---------------------------------------------------------------------
Calpine Corp.(a)                                  8,000       198,000
---------------------------------------------------------------------
Duke Energy Corp.                                 5,500       211,255
---------------------------------------------------------------------
Edison International(a)                           4,500        63,945
---------------------------------------------------------------------
FPL Group, Inc.                                  16,000       849,600
---------------------------------------------------------------------
Mirant Corp.(a)                                  17,264       448,864
---------------------------------------------------------------------
NRG Energy, Inc.(a)                              12,000       212,040
---------------------------------------------------------------------
PG&E Corp.(a)                                     5,000        90,300
---------------------------------------------------------------------
Pinnacle West Capital Corp.                      24,000     1,011,600
---------------------------------------------------------------------
Reliant Resources, Inc.(a)                        7,000       109,550
---------------------------------------------------------------------
Southern Co. (The)                                6,700       160,130
=====================================================================
                                                            3,483,757
=====================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.75%

Sanmina Corp.(a)                                 11,300       171,082
=====================================================================

GAS UTILITIES-3.37%

El Paso Corp.                                    10,000       490,600
---------------------------------------------------------------------
KeySpan Corp.                                     8,500       282,030
=====================================================================
                                                              772,630
=====================================================================

HEAVY ELECTRICAL EQUIPMENT-1.46%

Active Power, Inc.(a)                            14,000        72,940
---------------------------------------------------------------------
Global Power Equipment Group Inc.(a)             11,300       169,387
---------------------------------------------------------------------
Proton Energy Systems, Inc.(a)                   13,700        92,475
=====================================================================
                                                              334,802
=====================================================================

INDUSTRIAL CONGLOMERATES-2.40%

General Electric Co.                             15,100       549,791
=====================================================================

                                                            MARKET
                                                SHARES       VALUE

INTEGRATED OIL & GAS-2.27%

ChevronTexaco Corp.                               3,400   $   301,070
---------------------------------------------------------------------
Exxon Mobil Corp.                                 5,600       220,920
=====================================================================
                                                              521,990
=====================================================================

INTEGRATED TELECOMMUNICATION SERVICES-9.85%

BellSouth Corp.                                  12,100       447,700
---------------------------------------------------------------------
Qwest Communications International Inc.           6,600        85,470
---------------------------------------------------------------------
SBC Communications Inc.                          32,000     1,219,520
---------------------------------------------------------------------
Verizon Communications Inc.                      10,200       508,062
=====================================================================
                                                            2,260,752
=====================================================================

INTERNET SOFTWARE & SERVICES-0.69%

VeriSign, Inc.(a)                                 4,100       158,711
=====================================================================

IT CONSULTING & SERVICES-1.04%

SunGard Data Systems Inc.(a)                      9,500       239,400
=====================================================================

MOVIES & ENTERTAINMENT-1.76%

AOL Time Warner Inc.(a)                           5,000       156,050
---------------------------------------------------------------------
Viacom Inc.-Class B(a)                            6,800       248,268
=====================================================================
                                                              404,318
=====================================================================

MULTI-UTILITIES-5.91%

Aquila, Inc.(a)                                   8,200       150,470
---------------------------------------------------------------------
Dynegy Inc.-Class A                              10,800       387,720
---------------------------------------------------------------------
Enron Corp.                                      30,000       417,000
---------------------------------------------------------------------
Mirant Trust I-Series A, $3.13 Conv. Pfd          3,700       220,520
---------------------------------------------------------------------
NewPower Holdings, Inc.(a)                       10,700         9,844
---------------------------------------------------------------------
Williams Cos., Inc. (The)                         5,900       170,333
=====================================================================
                                                            1,355,887
=====================================================================

NETWORKING EQUIPMENT-4.24%

Brocade Communications Systems, Inc.(a)           6,700       164,485
---------------------------------------------------------------------
Cisco Systems, Inc.(a)                           35,968       608,578
---------------------------------------------------------------------
Juniper Networks, Inc.(a)                         9,000       200,610
=====================================================================
                                                              973,673
=====================================================================

OIL & GAS EQUIPMENT & SERVICES-0.76%

BJ Services Co.(a)                                6,800       174,012
=====================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.50%

Anadarko Petroleum Corp.                          1,800       102,690
---------------------------------------------------------------------
Apache Corp.                                      3,300       170,280
---------------------------------------------------------------------
Devon Energy Corp.                                2,300        88,090
---------------------------------------------------------------------
Kerr-McGee Corp.                                  3,700       213,120
=====================================================================
                                                              574,180
=====================================================================

SEMICONDUCTORS-1.47%

Analog Devices, Inc.(a)                           6,000       228,000
---------------------------------------------------------------------
Intel Corp.                                       4,500       109,890
=====================================================================
                                                              337,890
=====================================================================

                                                            MARKET
                                                SHARES       VALUE

SYSTEMS SOFTWARE-2.03%

Microsoft Corp.(a)                                2,900    $   168,635
----------------------------------------------------------------------
Oracle Corp.(a)                                  22,000        298,320
======================================================================
                                                               466,955
======================================================================

TELECOMMUNICATIONS EQUIPMENT-0.60%

Comverse Technology, Inc.(a)                      5,700        107,217
----------------------------------------------------------------------
JDS Uniphase Corp.(a)                             3,700         29,563
======================================================================
                                                               136,780
======================================================================
    Total Domestic Stocks & Other Equity
      Interests (Cost $18,467,818)                          14,275,911
======================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-31.28%

BERMUDA-2.27%

Tyco International Ltd. (Industrial
  Conglomerates)                                 10,600        520,884
======================================================================

BRAZIL-0.94%

Companhia Paranaense de Energia-Copel-ADR
  (Electric Utilities)                           45,000        216,000
======================================================================

CANADA-0.23%

Stuart Energy Systems Corp. (Electrical
  Components & Equipment)(a)                     13,300         53,578
======================================================================

FINLAND-0.98%

Nokia Oyj-ADR (Telecommunications Equipment)     11,000        225,610
======================================================================

FRANCE-5.03%

Suez S.A. (Multi-Utilities)                      18,250        573,821
----------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)          1,100        154,466
----------------------------------------------------------------------
Vivendi Universal S.A. (Movies &
  Entertainment)                                  9,100        425,132
======================================================================
                                                             1,153,419
======================================================================

GERMANY-1.89%

E.On A.G. (Electric Utilities)                    8,320        434,376
======================================================================

ISRAEL-1.13%

Check Point Software Technologies Ltd.
  (Internet Software & Services)(a)               8,800        259,776
======================================================================

ITALY-3.86%

ACEA S.p.A. (Multi-Utilities) (Acquired
  07/12/99; Cost $364,730)(b)                    40,000        275,446
----------------------------------------------------------------------
Telecom Italia S.p.A. (Integrated
  Telecommunication Services)                   126,300        611,647
======================================================================
                                                               887,093
======================================================================

                                                             MARKET
                                                SHARES        VALUE

JAPAN-2.66%

NTT DoCoMo, Inc. (Wireless Telecommunication
  Services) (Acquired 11/09/98; Cost
  $337,868)(b)                                       45   $    610,095
======================================================================

SPAIN-6.05%

Endesa S.A.-ADR (Electric Utilities)             39,600        605,880
----------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                 28,006        336,296
----------------------------------------------------------------------
Union Fenosa, S.A. (Electric Companies)          30,000        445,844
======================================================================
                                                             1,388,020
======================================================================

UNITED KINGDOM-6.24%

Amdocs Ltd. (Application Software)(a)             8,300        216,713
----------------------------------------------------------------------
National Grid Group PLC (Electric Utilities)     71,000        504,198
----------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                   307,314        711,053
======================================================================
                                                             1,431,964
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $7,435,566)                            7,180,815
======================================================================

                                               PRINCIPAL
                                                AMOUNT
CONVERTIBLE NOTES-0.65%

TELECOMMUNICATIONS EQUIPMENT-0.65%

Nortel Network Corp. (Canada), Sr. Unsec.
  Gtd. Conv. Notes, 4.25%, 09/01/08 (Acquired
  08/09/01-08/15/01; Cost $175,723)(b)         $175,000        149,188
======================================================================
U.S. TREASURY SECURITIES-2.17%

U.S. TREASURY BILLS

2.08%, 12/20/01 (Cost $498,550)(c)              500,000        498,550
======================================================================

                                                SHARES
MONEY MARKET FUNDS-3.61%

STIC Liquid Assets Portfolio(d)                 413,896        413,896
----------------------------------------------------------------------
STIC Prime Portfolio(d)                         413,896        413,896
======================================================================
    Total Money Market Funds (Cost $827,792)                   827,792
======================================================================
TOTAL INVESTMENTS-99.91% (Cost $27,405,449)                 22,932,256
======================================================================
OTHER ASSETS LESS LIABILITIES-0.09%                             21,123
======================================================================
NET ASSETS-100.00%                                         $22,953,379
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Gtd.    - Guaranteed
Pfd.    - Preferred
Sr.     - Senior
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $1,034,729, which represented 4.51% of the Fund's net assets.
(c) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $27,405,449)*                                  $22,932,256
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   126,200
------------------------------------------------------------
  Dividends and interest                              40,262
------------------------------------------------------------
Collateral for securities loaned                     957,785
------------------------------------------------------------
Other assets                                          11,619
============================================================
    Total assets                                  24,068,122
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              67,551
------------------------------------------------------------
  Collateral upon return of securities loaned        957,785
------------------------------------------------------------
Accrued distribution fees                             19,592
------------------------------------------------------------
Accrued trustees' fees                                   172
------------------------------------------------------------
Accrued transfer agent fees                           16,182
------------------------------------------------------------
Accrued operating expenses                            53,461
============================================================
    Total liabilities                              1,114,743
============================================================
Net assets applicable to shares outstanding      $22,953,379
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $11,826,233
____________________________________________________________
============================================================
Class B                                          $10,868,526
____________________________________________________________
============================================================
Class C                                          $   258,620
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,486,507
____________________________________________________________
============================================================
Class B                                            1,427,565
____________________________________________________________
============================================================
Class C                                               34,042
____________________________________________________________
============================================================
Class A:
  Net asset value and per share                  $      7.96
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.96 divided by
      95.25%)                                    $      8.36
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $      7.61
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $      7.60
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $934,944 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $16,524)                                      $    391,404
------------------------------------------------------------
Dividends from affiliated money market funds         120,560
------------------------------------------------------------
Interest                                              14,077
------------------------------------------------------------
Security lending income                               51,031
============================================================
    Total investment income                          577,072
============================================================

EXPENSES:

Advisory fees                                        349,137
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        14,054
------------------------------------------------------------
Distribution fees -- Class A                          84,049
------------------------------------------------------------
Distribution fees -- Class B                         185,514
------------------------------------------------------------
Distribution fees -- Class C                           4,477
------------------------------------------------------------
Transfer agent fees                                  154,300
------------------------------------------------------------
Trustees' fees                                        10,198
------------------------------------------------------------
Other                                                107,308
============================================================
    Total expenses                                   959,037
============================================================
Less: Fees waived                                   (147,772)
------------------------------------------------------------
    Expenses paid indirectly                            (666)
============================================================
    Net expenses                                     810,599
============================================================
Net investment income (loss)                        (233,527)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (1,004,538)
------------------------------------------------------------
  Foreign currencies                                  (9,953)
------------------------------------------------------------
  Futures contracts                                  (93,685)
------------------------------------------------------------
  Option contracts written                            53,736
============================================================
                                                  (1,054,440)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (22,628,593)
------------------------------------------------------------
  Foreign currencies                                   5,412
============================================================
                                                 (22,623,181)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                               (23,677,621)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(23,911,148)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001           2000
                                                              ------------    -----------
OPERATIONS:

  Net investment income (loss)                                $   (233,527)   $  (580,057)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (1,054,440)    10,080,580
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (22,623,181)     1,680,128
=========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (23,911,148)    11,180,651
=========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (3,585,321)    (2,273,919)
-----------------------------------------------------------------------------------------
  Class B                                                       (4,318,690)    (2,931,748)
-----------------------------------------------------------------------------------------
  Class C                                                          (69,526)        (1,316)
-----------------------------------------------------------------------------------------
  Advisor Class*                                                        --         (2,002)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        1,728,484      1,980,892
-----------------------------------------------------------------------------------------
  Class B                                                         (617,197)        30,946
-----------------------------------------------------------------------------------------
  Class C                                                          191,125        450,664
-----------------------------------------------------------------------------------------
  Advisor Class*                                                        --        (22,973)
=========================================================================================
    Net increase (decrease) in net assets                      (30,582,273)     8,411,195
=========================================================================================

NET ASSETS:

  Beginning of year                                             53,535,652     45,124,457
=========================================================================================
  End of year                                                 $ 22,953,379    $53,535,652
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 28,471,713    $27,414,002
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            (1,044,485)     7,972,318
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (4,473,849)    18,149,332
=========================================================================================
                                                              $ 22,953,379    $53,535,652
_________________________________________________________________________________________
=========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Infrastructure Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $233,527, undistributed net realized gains increased by $11,174 and shares of beneficial interest decreased by $244,701 as a result of book/tax differences due to foreign currency transactions, net operating loss reclassifications and other reclassification. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The fund has a capital loss carryforward of $1,028,523 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

H. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

I. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

J. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

K. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. During the year ended October 31, 2001, AIM waived fees of $147,772.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $98,455 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $84,049, $185,514 and $4,477, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $5,630 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $20,450 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the year ended October 31, 2001, the Fund paid no expenses with respect to this firm.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $645 and reductions in custodian fees of $21 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $666.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $934,944 were on loan to brokers. The loans were secured by cash collateral of $957,785 received by the Fund and subsequently invested in affiliated money market funds as follows: $478,893 in STIC Liquid Assets Portfolio and $478,892 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $51,031 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $15,747,820 and $21,021,273, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 1,922,892
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       $(6,412,047)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $(4,489,155)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $27,421,411.


NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ---------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    --------
Beginning of year                      --       $     --
--------------------------------------------------------
Written                               133         55,476
--------------------------------------------------------
Closed                                (80)       (19,759)
--------------------------------------------------------
Expired                               (53)       (35,717)
========================================================
End of year                            --       $     --
________________________________________________________
========================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                         2000
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
                                                              ----------    ------------    --------    ------------
Sold:
  Class A                                                      1,099,171    $ 13,061,631     661,981    $ 12,809,797
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         85,594       1,045,861     222,164       4,334,670
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        112,704       1,254,797      32,764         654,226
--------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --           1              15
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        253,715       3,427,689     128,271       2,153,369
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        308,008       3,997,954     164,254       2,682,268
--------------------------------------------------------------------------------------------------------------------
  Class C                                                          5,299          68,675          81           1,316
--------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --          51             875
====================================================================================================================
Issued in connection with acquisitions:**
  Class A                                                             --              --       1,119          23,863
--------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       --              --      (1,094)        (23,863)
====================================================================================================================
Reacquired:
  Class A                                                     (1,209,489)    (14,760,836)   (670,570)    (13,006,137)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (556,495)     (5,661,012)   (372,887)     (6,985,992)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (107,089)     (1,132,347)    (10,693)       (204,878)
====================================================================================================================
                                                                  (8,582)   $  1,302,412     155,442    $  2,439,529
____________________________________________________________________________________________________________________
====================================================================================================================

* Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              -----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                               2001        2000(a)     1999      1998(a)    1997(a)
                                                              -------      -------    -------    -------    -------
Net asset value, beginning of period                          $ 18.42      $ 16.33    $ 14.18    $ 15.01    $ 14.42
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.04)       (0.15)        --       0.07      (0.01)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (7.66)        4.16       3.07      (0.79)      1.32
===================================================================================================================
    Total from investment operations                            (7.70)        4.01       3.07      (0.72)      1.31
===================================================================================================================
Less distributions:
  Dividends from net investment income                             --           --      (0.07)        --         --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (2.76)       (1.92)     (0.85)     (0.11)     (0.72)
===================================================================================================================
    Total distributions                                         (2.76)       (1.92)     (0.92)     (0.11)     (0.72)
===================================================================================================================
Net asset value, end of period                                $  7.96      $ 18.42    $ 16.33    $ 14.18    $ 15.01
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                (47.96)%      25.71%     22.72%     (4.82)%     9.38%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,826      $24,745    $19,958    $23,531    $38,281
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.00%(c)     2.00%      2.00%      1.99%      2.00%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.41%(c)     2.21%      2.22%      2.23%      2.08%
===================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.39)%(c)   (0.75)%     0.09%      0.52%     (0.09)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            47%          66%        49%        96%        41%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $16,809,863.

                                                                                    CLASS B
                                                              ---------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                               2001      2000(a)    1999(a)    1998(a)    1997(a)
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 17.84    $ 15.94    $ 13.87    $ 14.75    $ 14.24
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)     (0.24)     (0.06)        --      (0.09)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (7.35)      4.06       2.98      (0.77)      1.32
=================================================================================================================
    Total from investment operations                            (7.47)      3.82       2.92      (0.77)      1.23
=================================================================================================================
Less distributions from net realized gains                      (2.76)     (1.92)     (0.85)     (0.11)     (0.72)
=================================================================================================================
Net asset value, end of period                                $  7.61    $ 17.84    $ 15.94    $ 13.87    $ 14.75
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                (48.28)%    25.09%     22.03%     (5.31)%     8.83%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $10,869    $28,378    $25,134    $32,349    $57,199
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.50%(c)   2.50%      2.50%      2.49%      2.50%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.91%(c)   2.71%      2.72%      2.73%      2.58%
=================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.89)%(c) (1.25)%    (0.41)%     0.02%     (0.59)%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                            47%        66%        49%        96%        41%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $18,551,351.

                                                                                 CLASS C
                                                              ----------------------------------------------
                                                                   YEAR ENDED             MARCH 1, 1999
                                                                  OCTOBER 31,         (DATE SALES COMMENCED)
                                                              --------------------        TO OCTOBER 31,
                                                               2001        2000(a)           1999(a)
                                                              -------      -------    ----------------------
Net asset value, beginning of period                          $ 17.82      $15.94             $13.99
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)      (0.24)             (0.03)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (7.34)       4.04               1.98
============================================================================================================
    Total from investment operations                            (7.46)       3.80               1.95
============================================================================================================
Less distributions from net realized gains                      (2.76)      (1.92)                --
============================================================================================================
Net asset value, end of period                                $  7.60      $17.82             $15.94
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                (48.27)%     24.94%             13.94%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   259      $  412             $   16
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.50%(c)    2.50%              2.50%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.91%(c)    2.71%              2.72%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets     (0.89)%(c)  (1.25)%            (0.41)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                            47%         66%                49%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $447,703.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Global Telecommunications and Technology Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Telecommunications and Technology Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       /s/ PRICEWATERHOUSECOOPERS LLP

                       December 12, 2001
                       Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
DOMESTIC COMMON STOCKS-84.97%

AEROSPACE & DEFENSE-4.51%

Alliant Techsystems Inc.(a)                        58,000   $  5,061,080
------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)              165,000     14,333,550
------------------------------------------------------------------------
Lockheed Martin Corp.                             300,000     14,631,000
========================================================================
                                                              34,025,630
========================================================================

APPLICATION SOFTWARE-10.21%

Activision, Inc.(a)                               100,000      3,615,000
------------------------------------------------------------------------
BEA Systems, Inc.(a)                              800,000      9,712,000
------------------------------------------------------------------------
Cadence Design Systems, Inc.(a)                   299,800      6,337,772
------------------------------------------------------------------------
Cerner Corp.(a)                                   125,000      6,718,750
------------------------------------------------------------------------
Electronic Arts Inc.(a)                            85,000      4,374,100
------------------------------------------------------------------------
Fair, Issac and Company, Inc.                      80,000      3,804,000
------------------------------------------------------------------------
Henry (Jack) & Associates, Inc.                   288,500      7,114,410
------------------------------------------------------------------------
Intuit Inc.(a)(b)                                 300,000     12,066,000
------------------------------------------------------------------------
Kronos, Inc.(a)                                    67,000      3,845,130
------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               655,000     19,499,350
========================================================================
                                                              77,086,512
========================================================================

BIOTECHNOLOGY-13.86%

Albany Molecular Research, Inc.(a)                 92,000      2,548,400
------------------------------------------------------------------------
Amgen Inc.(a)                                     250,000     14,205,000
------------------------------------------------------------------------
Cephalon, Inc.(a)                                 129,300      8,152,365
------------------------------------------------------------------------
Chiron Corp.(a)                                    75,700      4,074,174
------------------------------------------------------------------------
Genentech, Inc.(a)                                 40,000      2,090,000
------------------------------------------------------------------------
Genzyme Corp.(a)                                  225,000     12,138,750
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          136,600      8,592,140
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)(b)                  677,800     40,654,444
------------------------------------------------------------------------
Invitrogen Corp.(a)                               198,500     12,175,990
========================================================================
                                                             104,631,263
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.73%

Best Buy Co., Inc.(a)(b)                          100,000      5,490,000
========================================================================

COMPUTER HARDWARE-3.99%

Dell Computer Corp.(a)                            300,000      7,194,000
------------------------------------------------------------------------
International Business Machines Corp.(b)          212,000     22,910,840
========================================================================
                                                              30,104,840
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.25%

Storage Technology Corp.(a)                       100,000      1,877,000
========================================================================

DATA PROCESSING SERVICES-2.02%

Concord EFS, Inc.(a)                              296,600      8,117,942
------------------------------------------------------------------------
Fiserv, Inc.(a)                                   192,450      7,157,215
========================================================================
                                                              15,275,157
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

DIVERSIFIED COMMERCIAL SERVICES-1.02%

Apollo Group, Inc.-Class A(a)                     190,000   $  7,723,500
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.06%

AdvancePCS(a)                                      53,000      3,220,810
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)(b)         74,000      6,378,800
------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                          90,700      5,929,966
========================================================================
                                                              15,529,576
========================================================================

HEALTH CARE EQUIPMENT-0.29%

Cytyc Corp.(a)                                     82,000      2,150,040
========================================================================

INTERNET RETAIL-1.88%

eBay Inc.(a)                                      270,000     14,169,600
========================================================================

INTERNET SOFTWARE & SERVICES-2.91%

Internet Security Systems, Inc.(a)                 91,000      2,406,950
------------------------------------------------------------------------
SonicWALL, Inc.(a)                                300,000      4,260,000
------------------------------------------------------------------------
VeriSign, Inc.(a)                                 325,000     12,580,750
------------------------------------------------------------------------
WebEx Communications, Inc.(a)                      88,000      2,710,400
========================================================================
                                                              21,958,100
========================================================================

IT CONSULTING & SERVICES-5.22%

Affiliated Computer Services, Inc.-Class
  A(a)(b)                                         155,000     13,647,750
------------------------------------------------------------------------
Electronic Data Systems Corp.(b)                  400,000     25,748,000
========================================================================
                                                              39,395,750
========================================================================

MANAGED HEALTH CARE-0.23%

Caremark Rx, Inc.(a)                              131,000      1,755,400
========================================================================

MOVIES & ENTERTAINMENT-1.09%

AOL Time Warner Inc.(a)                           206,000      6,429,260
------------------------------------------------------------------------
Macrovision Corp.(a)                               73,400      1,806,374
========================================================================
                                                               8,235,634
========================================================================

NETWORKING EQUIPMENT-1.56%

Brocade Communications Systems, Inc.(a)           294,000      7,217,700
------------------------------------------------------------------------
Cisco Systems, Inc.(a)                            200,000      3,384,000
------------------------------------------------------------------------
Emulex Corp.(a)                                    50,000      1,184,000
========================================================================
                                                              11,785,700
========================================================================

PHARMACEUTICALS-0.27%

CIMA Labs Inc.(a)                                  38,000      2,053,900
========================================================================

SEMICONDUCTOR EQUIPMENT-1.41%

KLA-Tencor Corp.(a)                               140,000      5,720,400
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         150,000      4,954,500
========================================================================
                                                              10,674,900
========================================================================

SEMICONDUCTORS-16.30%

Alpha Industries, Inc.(a)                         450,000     10,476,000
------------------------------------------------------------------------
Analog Devices, Inc.(a)                           500,000     19,000,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
SEMICONDUCTORS-(CONTINUED)

Intel Corp.                                       400,000   $  9,768,000
------------------------------------------------------------------------
Intersil Corp.-Class A(a)                         200,000      6,550,000
------------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)                 89,100      4,076,325
------------------------------------------------------------------------
Microchip Technology Inc.(a)                      300,000      9,366,000
------------------------------------------------------------------------
Microsemi Corp.(a)                                125,000      4,375,000
------------------------------------------------------------------------
NVIDIA Corp.(a)(b)                                440,000     18,858,400
------------------------------------------------------------------------
QLogic Corp.(a)                                    59,000      2,321,650
------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                       1,000,000     20,440,000
------------------------------------------------------------------------
Texas Instruments Inc.                            510,000     14,274,900
------------------------------------------------------------------------
TriQuint Semiconductor, Inc.(a)                   200,000      3,536,000
========================================================================
                                                             123,042,275
========================================================================

SYSTEMS SOFTWARE-12.87%

Computer Associates International, Inc.(b)        520,300     16,087,676
------------------------------------------------------------------------
Microsoft Corp.(a)(b)                             817,000     47,508,550
------------------------------------------------------------------------
Network Associates, Inc.(a)                       347,400      6,670,080
------------------------------------------------------------------------
Oracle Corp.(a)                                   670,000      9,085,200
------------------------------------------------------------------------
Symantec Corp.(a)                                  39,000      2,144,610
------------------------------------------------------------------------
VERITAS Software Corp.(a)                         550,000     15,609,000
========================================================================
                                                              97,105,116
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.91%

Harris Corp.                                      226,700      7,771,276
------------------------------------------------------------------------
QUALCOMM Inc.(a)(b)                               134,600      6,611,552
========================================================================
                                                              14,382,828
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.38%

Metro One Telecommunications, Inc.(a)              95,000      2,864,250
========================================================================
    Total Domestic Common Stocks (Cost
      $724,215,729)                                          641,316,971
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-12.26%

CANADA-4.68%

Biovail Corp. (Pharmaceuticals)(a)                352,900     16,678,054
------------------------------------------------------------------------
Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                 226,400      7,770,048
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
CANADA-(CONTINUED)

Genesis Microchip Inc. (Semiconductors)(a)(b)     235,000   $ 10,859,350
========================================================================
                                                              35,307,452
========================================================================

FINLAND-2.58%

Nokia Oyj-ADR (Telecommunications
  Equipment)(b)                                   950,000     19,484,500
========================================================================

ISRAEL-1.02%

Check Point Software Technologies Ltd.
  (Internet Software & Services)(a)(b)            261,000      7,704,720
========================================================================

JAPAN-1.56%

NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)(c)
  (Acquired 10/13/98-12/03/99; Cost
  $5,749,195)                                         870     11,795,165
========================================================================

SPAIN-0.92%

Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                  578,409      6,945,536
========================================================================

SWEDEN-0.79%

Telefonaktiebolaget LM Ericsson A.B.-ADR
  (Telecommunications Equipment)                1,400,000      5,978,000
========================================================================

TAIWAN-0.71%

Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           3,000,000      5,304,348
========================================================================
    Total Foreign Stocks & Other Equity
      Interests Cost ($99,756,759)                            92,519,721
========================================================================

MONEY MARKET FUNDS-3.23%

STIC Liquid Assets Portfolio(d)                12,179,356     12,179,356
------------------------------------------------------------------------
STIC Prime Portfolio(d)                        12,179,356     12,179,356
========================================================================
    Total Money Market Funds (Cost
      $24,358,712)                                            24,358,712
========================================================================
TOTAL INVESTMENTS-100.46% (Cost $848,331,200)                758,195,404
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.46)%                         (3,447,183)
========================================================================
NET ASSETS-100.00%                                          $754,748,221
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  A portion of this security is subject to call options. See Note 8.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of this security at 10/13/01 represented 1.56% of the Fund's net assets.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $848,331,200)*                                $758,195,404
------------------------------------------------------------
Foreign currencies, at value (cost $50,741)           50,787
------------------------------------------------------------
Receivables for:
  Investments sold                                14,271,911
------------------------------------------------------------
  Fund shares sold                                   317,565
------------------------------------------------------------
  Dividends                                          124,794
------------------------------------------------------------
Collateral for securities loaned                 150,411,545
------------------------------------------------------------
Other assets                                          30,667
============================================================
    Total assets                                 923,402,673
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           11,493,120
------------------------------------------------------------
  Fund shares reacquired                           1,873,458
------------------------------------------------------------
  Options written (premiums received
    $2,707,097)                                    3,138,565
------------------------------------------------------------
  Collateral upon return of securities loaned    150,411,545
------------------------------------------------------------
Accrued distribution fees                            676,399
------------------------------------------------------------
Accrued trustees' fees                                 2,381
------------------------------------------------------------
Accrued transfer agent fees                          876,000
------------------------------------------------------------
Accrued operating expenses                           182,984
============================================================
    Total liabilities                            168,654,452
============================================================
Net assets applicable to shares outstanding     $754,748,221
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $438,701,836
____________________________________________________________
============================================================
Class B                                         $287,394,354
____________________________________________________________
============================================================
Class C                                         $ 28,652,031
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           59,192,282
____________________________________________________________
============================================================
Class B                                           41,299,724
____________________________________________________________
============================================================
Class C                                            4,116,294
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       7.41
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.41 divided
      by 95.25%)                                $       7.78
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       6.96
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       6.96
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $149,828,384 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends from affiliated money market funds  $     3,100,856
-------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $15,247)                                            776,390
-------------------------------------------------------------
Interest                                               36,648
-------------------------------------------------------------
Security lending income                             1,675,683
=============================================================
    Total investment income                         5,589,577
=============================================================

EXPENSES:

Advisory fees                                      13,178,872
-------------------------------------------------------------
Administrative services fees                          154,242
-------------------------------------------------------------
Custodian fees                                        147,742
-------------------------------------------------------------
Distribution fees -- Class A                        3,572,313
-------------------------------------------------------------
Distribution fees -- Class B                        6,179,789
-------------------------------------------------------------
Distribution fees -- Class C                          517,609
-------------------------------------------------------------
Transfer agent fees                                 6,612,267
-------------------------------------------------------------
Trustees' fees                                         45,423
-------------------------------------------------------------
Other                                               1,024,749
=============================================================
    Total expenses                                 31,433,006
=============================================================
Less: Fees waived                                    (728,934)
-------------------------------------------------------------
    Expenses paid indirectly                          (45,117)
=============================================================
    Net expenses                                   30,658,955
=============================================================
Net investment income (loss)                      (25,069,378)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (1,208,054,478)
-------------------------------------------------------------
  Foreign currencies                                 (207,778)
-------------------------------------------------------------
  Option contracts written                         10,050,350
=============================================================
                                               (1,198,211,906)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (872,130,914)
-------------------------------------------------------------
  Foreign currencies                                  (19,784)
-------------------------------------------------------------
  Option contracts written                           (431,468)
=============================================================
                                                 (872,582,166)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts      (2,070,794,072)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(2,095,863,450)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001               2000
                                                              ---------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (25,069,378)   $   (2,878,360)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                    (1,198,211,906)      419,148,015
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                    (872,582,166)      (13,561,828)
===============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (2,095,863,450)      402,707,827
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (193,140,722)     (122,942,635)
-----------------------------------------------------------------------------------------------
  Class B                                                        (182,354,331)     (112,289,611)
-----------------------------------------------------------------------------------------------
  Class C                                                         (14,882,483)       (2,428,890)
-----------------------------------------------------------------------------------------------
  Advisor Class*                                                           --          (257,983)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         182,460,304       376,834,670
-----------------------------------------------------------------------------------------------
  Class B                                                           7,506,235       447,353,903
-----------------------------------------------------------------------------------------------
  Class C                                                           7,846,180       121,591,284
-----------------------------------------------------------------------------------------------
  Advisor Class*                                                           --        (2,868,709)
===============================================================================================
    Net increase (decrease) in net assets                      (2,288,428,267)    1,107,699,856
===============================================================================================

NET ASSETS:

  Beginning of year                                             3,043,176,488     1,935,476,632
===============================================================================================
  End of year                                                 $   754,748,221    $3,043,176,488
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 2,046,057,315    $1,873,542,848
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                             (816)               --
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (1,200,707,211)      387,652,541
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts           (90,601,067)      781,981,099
===============================================================================================
                                                              $   754,748,221    $3,043,176,488
_______________________________________________________________________________________________
===============================================================================================

* Advisor Class shares were converted to Class A shares effective as the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Telecommunications and Technology Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development / event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development / event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income increased by $25,068,562, undistributed net realized gains increased by $229,690 and paid in capital decreased by $25,298,252 as a result of differing book/tax treatment of foreign currency transactions, net operating loss, and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The fund has a capital loss carryforward of $1,181,366,577 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $728,934.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $154,242 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $4,037,770 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $3,572,313, $6,179,789 and $517,609, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $289,307 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended

October 31, 2001, AIM Distributors received $55,389 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the year ended October 31, 2001, the Fund paid no expenses with respect to this firm.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $26,476 and reductions in custodian fees of $18,641 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $45,117.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $149,828,384 were on loan to brokers. The loans were secured by cash collateral of $150,411,545 received by the Fund and invested in affiliated money market funds as follows:
$75,205,773 in STIC Liquid Assets Portfolio and $75,205,772 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $1,675,683 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $2,340,482,188 and $2,461,653,289, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $  49,150,318
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (158,626,748)
=========================================================
Net unrealized appreciation
  (depreciation) of investment
  securities                                $(109,476,430)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $867,671,833.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                          2001                           2000
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
                                                              -----------    -------------    ----------    -------------
Sold:
  Class A                                                      20,449,981    $ 233,919,662    15,814,510    $ 575,875,480
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       6,719,273       89,717,986    17,939,437      618,630,557
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,715,379       22,049,203     4,043,413      141,415,869
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --        92,071        3,241,706
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       8,804,839      178,558,019     3,700,530      113,714,341
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       8,822,895      168,780,846     3,497,829      102,890,796
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         739,056       14,130,718        70,053        2,060,345
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --         7,925          250,992
=========================================================================================================================
Conversion of Advisor Class shares to Class A shares:**
  Class A                                                              --               --       157,592        6,147,658
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                        --               --      (152,813)      (6,147,658)
=========================================================================================================================
Reacquired:
  Class A                                                     (19,515,999)    (230,017,377)   (8,920,012)    (318,902,809)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (22,756,386)    (250,992,597)   (8,251,217)    (274,167,450)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,270,767)     (28,333,741)     (666,660)     (21,884,930)
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --        (6,114)        (213,749)
=========================================================================================================================
                                                                2,708,271    $ 197,812,719    27,326,544    $ 942,911,148
_________________________________________________________________________________________________________________________
=========================================================================================================================

 * Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of year
Written                                                         78,083     $ 29,595,549
---------------------------------------------------------------------------------------
Closed                                                         (59,648)     (23,973,074)
---------------------------------------------------------------------------------------
Exercised                                                       (6,006)      (2,292,051)
---------------------------------------------------------------------------------------
Expired                                                         (2,334)        (623,327)
=======================================================================================
End of year                                                     10,095     $  2,707,097
_______________________________________________________________________________________
=======================================================================================



Open call option contracts written at October 31, 2001 were as follows:

                                                                                                                     UNREALIZED
                                              CONTRACT    STRIKE    NUMBER OF     PREMIUMS     OCTOBER 31, 2001     APPRECIATION
ISSUE                                          MONTH      PRICE     CONTRACTS     RECEIVED       MARKET VALUE      (DEPRECIATION)
-----                                         --------    ------    ---------    ----------    ----------------    --------------
Affiliated Computer Services, Inc.-Class A     Nov-01      $ 85         300      $  189,593       $  163,500         $  26,093
---------------------------------------------------------------------------------------------------------------------------------
Best Buy Inc.,                                 Nov-01        60         200          38,505           17,500            21,005
---------------------------------------------------------------------------------------------------------------------------------
Check Point Software Technologies Ltd.         Nov-01        30       2,080         520,890          416,000           104,890
---------------------------------------------------------------------------------------------------------------------------------
Computer Associates International, Inc.        Nov-01        30         520         128,436          105,300            23,136
---------------------------------------------------------------------------------------------------------------------------------
Electronic Data Systems Corp.                  Nov-01        65         400          48,798           68,000           (19,202)
---------------------------------------------------------------------------------------------------------------------------------
Genesis Microchip Inc.                         Nov-01        35         350         132,408          402,500          (270,092)
---------------------------------------------------------------------------------------------------------------------------------
IDEC Pharmaceutical Corp.                      Nov-01        60       1,908         526,983          581,940           (54,957)
---------------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.          Nov-01       105         212          67,202          106,000           (38,798)
---------------------------------------------------------------------------------------------------------------------------------
Intuit Inc.                                    Nov-01        40         375          75,999           97,500           (21,501)
---------------------------------------------------------------------------------------------------------------------------------
Laboratory Corp. of America Holdings           Nov-01        80         120          63,705           89,400           (25,695)
---------------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                Nov-01        60         820         198,433          129,150            69,283
---------------------------------------------------------------------------------------------------------------------------------
Nokia Oyj-ADR                                  Nov-01        20         950         139,645          135,375             4,270
---------------------------------------------------------------------------------------------------------------------------------
NVIDIA Corp.                                   Nov-01        40         880         190,953          457,600          (266,647)
---------------------------------------------------------------------------------------------------------------------------------
NVIDIA Corp.                                   Nov-01        45         440         130,676          117,700            12,976
---------------------------------------------------------------------------------------------------------------------------------
QUALCOMM Inc.                                  Nov-01        45         270         169,284          166,050             3,234
---------------------------------------------------------------------------------------------------------------------------------
QUALCOMM Inc.                                  Nov-01        50         270          85,587           85,050               537
=================================================================================================================================
                                                                     10,095      $2,707,097       $3,138,565         $(431,468)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                        CLASS A
                                               ----------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------
                                               2001(a)       2000(a)        1999      1998(a)    1997(a)
                                               --------     ----------   ----------   --------   --------
Net asset value, beginning of period           $  30.61     $    26.44   $    16.28   $  18.04   $  16.69
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.20)          0.06(b)     (0.25)     (0.17)     (0.17)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     (19.12)          7.23        10.97      (0.39)      2.93
=========================================================================================================
    Total from investment operations             (19.32)          7.29        10.72      (0.56)      2.76
=========================================================================================================
Less distributions from net realized gains        (3.88)         (3.12)       (0.56)     (1.20)     (1.41)
=========================================================================================================
Net asset value, end of period                 $   7.41     $    30.61   $    26.44   $  16.28   $  18.04
_________________________________________________________________________________________________________
=========================================================================================================
Total return(c)                                  (71.16)%        27.52%       67.63%     (3.16)%    17.70%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $438,702     $1,513,595   $1,023,124   $713,904   $910,801
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 1.98%(d)       1.63%        1.77%      1.88%      1.84%
---------------------------------------------------------------------------------------------------------
  Without fee waivers                              2.03%(d)       1.63%        1.77%      1.88%      1.84%
=========================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (1.57)%(d)      0.16%       (1.11)%    (0.93)%    (1.06)%
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                             173%           111%         122%        75%        35%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c)  Does not include contingent sales charges.
(d)  Ratios are based on average daily assets of $714,462,614.

                                                                        CLASS B
                                               ----------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------
                                               2001(a)       2000(a)         1999     1998(a)    1997(a)
                                               --------     ----------     --------   --------   --------
Net asset value, beginning of period           $  29.17     $    25.43     $  15.76   $  17.58   $  16.37
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.25)         (0.11)(b)    (0.35)     (0.25)     (0.25)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     (18.08)          6.97        10.58      (0.37)      2.87
=========================================================================================================
    Total from investment operations             (18.33)          6.86        10.23      (0.62)      2.62
=========================================================================================================
Less distributions from net realized gains        (3.88)         (3.12)       (0.56)     (1.20)     (1.41)
=========================================================================================================
Net asset value, end of period                 $   6.96     $    29.17     $  25.43   $  15.76   $  17.58
_________________________________________________________________________________________________________
=========================================================================================================
Total return(c)                                  (71.30)%        26.87%       66.84%     (3.67)%    17.15%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $287,394     $1,414,915     $898,400   $614,715   $805,535
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 2.48%          2.13%        2.28%      2.38%      2.34%
---------------------------------------------------------------------------------------------------------
  Without fee waivers                              2.53%          2.13%        2.28%      2.38%      2.34%
=========================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (2.07)%(d)     (0.34)%      (1.62)%    (1.43)%    (1.56)%
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                             173%           111%         122%        75%        35%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c)  Does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $617,978,857.

                                                             CLASS C
                                               ------------------------------------
                                                                     MARCH 1, 1999
                                                   YEAR ENDED         (DATE SALES
                                                   OCTOBER 31,       COMMENCED) TO
                                               -------------------    OCTOBER 31,
                                               2001(a)    2000(a)         1999
                                               -------    --------   --------------
Net asset value, beginning of period           $29.16     $  25.43      $ 19.23
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (0.25)       (0.11)(b)    (0.11)
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   (18.07)        6.96         6.31
===================================================================================
    Total from investment operations           (18.32)        6.85         6.20
===================================================================================
Less distributions from net realized gains      (3.88)       (3.12)          --
===================================================================================
Net asset value, end of period                 $ 6.96     $  29.16      $ 25.43
___________________________________________________________________________________
===================================================================================
Total return(c)                                (71.29)%      26.83%       32.24%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $28,652     $114,667      $12,352
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers                               2.48%(d)     2.13%        2.28%(e)
-----------------------------------------------------------------------------------
  Without fee waivers                            2.53%(d)     2.13%        2.28%(e)
===================================================================================
Ratio of net investment income (loss) to
  average net assets                            (2.07)%(d)   (0.34)%      (1.62)%(e)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate                           173%         111%         122%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $51,760,926.
(e)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Strategic Income Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Strategic Income Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       /s/ PRICEWATERHOUSECOOPERS LLP

                       December 12, 2001
                       Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS
  & NOTES-75.44%

AEROSPACE & DEFENSE-0.35%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $  400,000   $    396,000
========================================================================

AIRLINES-0.19%

Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                          280,000        212,492
========================================================================

ALTERNATIVE CARRIERS-1.82%

Intermedia Communications Inc.
  Series B, Sr. Sub. Disc. Notes, 12.25%,
    03/01/09(a)                                   230,000        200,675
------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.50%, 03/01/09   1,750,000      1,841,875
========================================================================
                                                               2,042,550
========================================================================

APPAREL & ACCESSORIES-0.09%

William Carter Co. (The), Sr. Sub. Notes
  10.88%, 08/15/11(b)                              95,000        100,225
========================================================================

AUTOMOBILE MANUFACTURERS-0.26%

Ford Holdings, Inc., Unsec. Gtd. Unsub. Deb.,
  9.30%, 03/01/30                                 250,000        293,787
========================================================================

BANKS-5.35%

First Union Corp., Putable Unsec. Sub. Deb.,
  6.55%, 10/15/35                                 900,000        952,884
------------------------------------------------------------------------
  7.50%, 04/15/35                               1,200,000      1,298,328
------------------------------------------------------------------------
Firstar Bank N.A., Unsec. Sub. Notes, 7.13%,
  12/01/09                                        600,000        650,340
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Putable Unsec. Sub.
  Deb., 8.25%, 11/01/24                           725,000        832,829
------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes,
  7.75%, 09/15/24                               1,500,000      1,620,735
------------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                          575,000        656,506
========================================================================
                                                               6,011,622
========================================================================

BROADCASTING & CABLE TV-9.69%

Adelphia Communications Corp.
  Sr. Unsec. Notes, 10.88%, 10/01/10              550,000        525,250
------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.88%, 03/01/07     140,000        133,000
------------------------------------------------------------------------
AT&T Corp.-Liberty Media Corp., Sr. Unsec.
  Notes, 7.88%, 07/15/09                        1,080,000      1,110,553
------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Sr. Unsec. Gtd. Yankee Notes,
  8.20%, 07/15/09                                 750,000        778,327
------------------------------------------------------------------------
Callahan Nordrhein Westfalen (Germany), Sr.
  Unsec. Yankee Notes, 14.00%, 07/15/10           450,000        299,250
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
BROADCASTING & CABLE TV-(CONTINUED)

CanWest Media Inc. (Canada), Sr. Sub. Yankee
  Notes, 10.63%, 05/15/11()                    $  310,000   $    327,050
------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Sub. Notes,
  10.75%, 10/01/09                                420,000        443,100
------------------------------------------------------------------------
  11.13%, 01/15/11                                220,000        233,750
------------------------------------------------------------------------
CSC Holdings Inc.
  Sr. Unsec. Deb.,
    7.88%, 02/15/18                             1,250,000      1,170,137
------------------------------------------------------------------------
  Sr. Unsec. Notes,
    7.25%, 07/15/08                               500,000        503,995
------------------------------------------------------------------------
    7.88%, 12/15/07                               775,000        812,301
------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes,
    7.63%, 04/01/11                               600,000        606,888
------------------------------------------------------------------------
    8.13%, 07/15/09                               400,000        416,912
------------------------------------------------------------------------
Diamond Cable Communications PLC (United
  Kingdom)
  Sr. Unsec. Disc. Yankee Notes, 10.75%,
    02/15/07(a)                                   500,000        207,500
------------------------------------------------------------------------
  Sr. Unsec. Disc. Yankee Unsub. Notes,
    13.25%, 09/30/04(a)                           250,000        146,250
------------------------------------------------------------------------
NTL Inc.-Series B, Sr. Notes, 11.50%,
  02/01/06                                        700,000        430,500
------------------------------------------------------------------------
ONO Finance PLC (United Kingdom), Sr. Unsec.
  Gtd. Euro Notes, 13.00%, 05/01/09               300,000        211,500
------------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                          500,000        422,500
------------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  8.75%, 08/01/15                                 500,000        595,985
------------------------------------------------------------------------
Time Warner Inc.
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24           305,000        316,099
------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23                  1,000,000      1,202,900
========================================================================
                                                              10,893,747
========================================================================

BUILDING PRODUCTS-0.36%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                         460,000        407,100
========================================================================

CASINOS & GAMING-2.58%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                         400,000        422,000
------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Unsec. Notes, 9.25%,
  08/01/09(b)                                     210,000        208,950
------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                         575,000        606,625
------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Unsec. Gtd. Sub.
  Notes, 8.75%, 04/15/09                           55,000         50,050
------------------------------------------------------------------------
MGM Mirage Inc.
  Sr. Unsec. Gtd. Notes, 8.50%, 09/15/10        1,000,000      1,000,730
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 9.75%, 06/01/07     350,000        350,000
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
CASINOS & GAMING-(CONTINUED)

Park Place Entertainment Corp., Sr. Unsec.
  Sub. Notes, 8.88%, 09/15/08                  $  265,000   $    265,000
========================================================================
                                                               2,903,355
========================================================================

COMMODITY CHEMICALS-0.17%

ISP Chemco Inc., Sr. Sub. Notes, 10.25%,
  07/01/11(b)                                     190,000        192,850
========================================================================

CONSTRUCTION & FARM MACHINERY-0.23%

AGCO Corp., Sr. Unsec. Gtd. Notes 9.50%,
  05/01/08                                        250,000        260,000
========================================================================

CONSUMER FINANCE-1.17%

Capital One Financial Corp., Unsec. Notes,
  7.25%, 05/01/06                                 750,000        747,232
------------------------------------------------------------------------
Household Finance Corp., Unsec. Notes, 8.00%,
  07/15/10                                        500,000        565,150
========================================================================
                                                               1,312,382
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.30%

Louisiana-Pacific Corp., Sr. Unsec. Sub.
  Notes 10.88%, 11/15/08                          160,000        145,600
------------------------------------------------------------------------
Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                    215,000        194,575
========================================================================
                                                                 340,175
========================================================================

DIVERSIFIED FINANCIAL SERVICES-2.44%

FMR Corp., Bonds, 7.57%, 06/15/29 (Acquired
  04/10/01-09/28/01; Cost $1,264,767)(c)        1,200,000      1,329,396
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.-Series E,
  Medium Term Disc. Notes, 9.56%, 02/10/28(d)   2,200,000        295,350
------------------------------------------------------------------------
Pinnacle Partners, Sr. Notes, 8.83%, 08/15/04
  (Acquired 08/02/00; Cost $600,000)(c)           600,000        630,072
------------------------------------------------------------------------
Qwest Capital Funding, Bonds 7.63%, 08/03/21
  (Acquired 10/10/01; Cost $482,050)(c)           500,000        490,080
========================================================================
                                                               2,744,898
========================================================================

DRUG RETAIL-0.30%

Duane Reade, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.25%, 02/15/08                          350,000        341,250
========================================================================

ELECTRIC UTILITIES-8.82%

AES Corp. (The)
  Sr. Unsec. Notes,
    8.75%, 12/15/02                             1,000,000      1,012,500
------------------------------------------------------------------------
    9.50%, 06/01/09                               500,000        472,500
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
    8.75%, 06/15/08                               280,000        259,000
------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                        930,000        958,988
------------------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds, 9.38%,
  10/15/29                                        500,000        565,275
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
ELECTRIC UTILITIES-(CONTINUED)

Cleveland Electric Illuminating Co. (The)
  First Mortgage Bonds, 6.86%, 10/01/08        $  400,000   $    416,164
------------------------------------------------------------------------
  Series D, Sr. Sec. Notes, 7.88%, 11/01/17     1,000,000      1,047,320
------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                               1,000,000      1,037,500
------------------------------------------------------------------------
Cogentrix Energy, Inc., Sr. Unsec. Gtd.
  Notes, 8.75%, 10/15/08                          550,000        589,677
------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08(b)                             230,000        259,325
------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10(a)        1,150,000      1,092,201
------------------------------------------------------------------------
Public Service Company of New Mexico-Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05            300,000        316,044
------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
  6.25%, 01/15/09                               2,000,000      1,883,920
========================================================================
                                                               9,910,414
========================================================================

ENVIRONMENTAL SERVICES-1.90%

Allied Waste North America Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.00%, 08/01/09        370,000        375,550
------------------------------------------------------------------------
Waste Management, Inc., Putable Unsec. Notes,
  7.10%, 08/01/26                               1,675,000      1,760,844
========================================================================
                                                               2,136,394
========================================================================

GAS UTILITIES-1.01%

Northern Border Partners, L.P., Sr. Unsec.
  Gtd. Notes, 7.10%, 03/15/11                     500,000        526,420
------------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                 300,000        307,224
------------------------------------------------------------------------
TransCanada Pipelines Ltd. (Canada), Yankee
  Deb., 8.63%, 05/15/12                           250,000        298,412
========================================================================
                                                               1,132,056
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.27%

Fresenius Medical Care Capital Trust, Sec.
  Gtd. Pfd. Notes, 7.88%, 06/15/11                195,000        196,950
------------------------------------------------------------------------
Vanguard Health Systems, Inc., Sr. Sub.
  Notes, 9.75%, 08/01/11(b)                       100,000        105,750
========================================================================
                                                                 302,700
========================================================================

HEALTH CARE FACILITIES-0.22%

Magellan Health Services, Inc., Sr. Notes,
  9.38%, 11/15/07(b)                               95,000        100,225
------------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Notes,
  9.50%, 06/15/09                                 140,000        141,750
========================================================================
                                                                 241,975
========================================================================

HOMEBUILDING-0.37%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                    400,000        410,000
========================================================================

HOTELS-0.12%

Sun International Hotels Ltd., Sr. Sub.
  Notes, 8.88%, 08/15/11(b)                       150,000        138,750
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

INDUSTRIAL MACHINERY-0.11%

Hanover Equipment Trust 2001 A, Sr. Sec.
  Notes,
  8.50%, 09/01/08(b)                           $   90,000   $     94,950
------------------------------------------------------------------------
  8.75%, 09/01/11(b)                               30,000         31,500
========================================================================
                                                                 126,450
========================================================================

INTEGRATED OIL & GAS-1.39%

El Paso CGP Co., Sr. Putable Unsec. Deb.,
  6.70%, 02/15/27                                 400,000        418,392
------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Putable Deb.,
  9.25%, 08/01/19                                 950,000      1,145,624
========================================================================
                                                               1,564,016
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.26%

KMC Telecom Holdings, Inc., Sr. Unsec. Notes,
  13.50%, 05/15/09                                400,000         42,000
------------------------------------------------------------------------
MCI Communications Corp., Sr. Unsec. Putable
  Deb., 7.13%, 06/15/27                           500,000        522,130
------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                        425,000        312,375
------------------------------------------------------------------------
WorldCom, Inc./WorldCom Group, Bonds, 8.25%,
  05/15/31                                        525,000        534,476
========================================================================
                                                               1,410,981
========================================================================

INTERNET SOFTWARE & SERVICES-0.12%

Globix Corp., Sr. Unsec. Notes, 12.50%,
  02/01/10                                        630,000        129,150
========================================================================

LIFE & HEALTH INSURANCE-0.67%

Conseco, Inc., Sr. Unsec. Notes, 8.75%,
  02/09/04                                        175,000         90,125
------------------------------------------------------------------------
Prudential Funding, LLC, Medium Term Notes,
  6.60%, 05/15/08 (Acquired 05/09/01; Cost
  $299,652)(c)                                    300,000        315,675
------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23           335,000        346,949
========================================================================
                                                                 752,749
========================================================================

MULTI-UTILITIES-1.83%

Dynegy Holdings Inc., Sr. Unsec. Deb., 7.13%,
  05/15/18                                      1,000,000        990,820
------------------------------------------------------------------------
Williams Cos., Inc. (The), Sr. Putable Unsec.
  Notes, 6.75%, 01/15/06                          500,000        522,845
------------------------------------------------------------------------
Williams Gas Pipeline Center Inc., Sr. Notes,
  7.38%, 11/15/06 (Acquired 02/15/01; Cost
  $516,400)(c)                                    500,000        544,480
========================================================================
                                                               2,058,145
========================================================================

OIL & GAS DRILLING-1.25%

Global Marine Inc., Sr. Unsec. Notes, 7.13%,
  09/01/07                                        800,000        858,224
------------------------------------------------------------------------
R & B Falcon Corp.-Series B, Sr. Unsec.
  Notes, 6.95%, 04/15/08                          525,000        546,871
========================================================================
                                                               1,405,095
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

OIL & GAS EQUIPMENT & SERVICES-1.58%

Petroleum Geo-Services A.S.A. (Norway)
  Sr. Unsec. Yankee Notes, 7.13%, 03/30/28     $  665,000   $    485,550
------------------------------------------------------------------------
  Yankee Notes, 7.50%, 03/31/07                   800,000        782,064
------------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                        500,000        507,155
========================================================================
                                                               1,774,769
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-7.42%

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/96                         1,000,000      1,077,890
------------------------------------------------------------------------
Anderson Exploration Ltd. (Canada), Unsec.
  Sub. Yankee Notes, 6.75%, 03/15/11              375,000        377,805
------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Notes, 8.38%,
  11/01/08 (Acquired 10/26/01; Cost
  $336,923)(c)                                    340,000        340,850
------------------------------------------------------------------------
Devon Financing Corp., Unsec. Gtd. Deb.,
  7.88%, 09/30/31 (Acquired 09/28/01; Cost
  $349,230)(c)                                    350,000        356,335
------------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Notes, 11.75%,
  11/15/09                                        390,000        419,250
------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                          750,000        789,278
------------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                        1,650,000      1,664,438
------------------------------------------------------------------------
Nexen Inc. (Canada), Unsec. Unsub. Yankee
  Notes, 7.40%, 05/01/28                          500,000        525,190
------------------------------------------------------------------------
Noble Affiliates Inc., Sr. Unsec. Deb.,
  7.25%, 08/01/97                               1,300,000      1,206,842
------------------------------------------------------------------------
Pioneer Natural Resources Co.
  Sr. Unsec. Gtd. Notes, 9.63%, 04/01/10          435,000        480,675
------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.25%, 08/15/07             1,060,000      1,095,627
========================================================================
                                                               8,334,180
========================================================================

OIL & GAS REFINING & MARKETING-1.57%

Petroleos Mexicanos (Mexico)
  Sr. Putable Unsec. Gtd. Yankee Bonds,
    9.38%, 12/02/08                               600,000        656,292
------------------------------------------------------------------------
  Series P, Unsec. Putable Unsub. Yankee
    Notes, 9.50%, 09/15/27                      1,000,000      1,112,040
========================================================================
                                                               1,768,332
========================================================================

PERSONAL PRODUCTS-0.26%

Elizabeth Arden, Inc., Sr. Sec. Notes,
  11.75%, 02/01/11                                300,000        289,500
========================================================================

PHARMACEUTICALS-0.99%

Warner Chilcott, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08                  1,000,000      1,115,000
========================================================================

PUBLISHING & PRINTING-4.23%

News America Holdings, Inc.
  Putable Notes, 8.45%, 08/01/34                2,200,000      2,434,916
------------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                1,850,000      2,196,542
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
PUBLISHING & PRINTING-(CONTINUED)

PRIMEDIA Inc., Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                     $  150,000   $    122,250
========================================================================
                                                               4,753,708
========================================================================

RAILROADS-0.52%

CSX Corp., Sr. Unsec. Putable Deb., 7.25%,
  05/01/27                                        250,000        271,295
------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10               325,000        310,375
========================================================================
                                                                 581,670
========================================================================

REAL ESTATE INVESTMENT TRUSTS-1.34%

ERP Operating L.P., Unsec. Notes, 7.13%,
  10/15/17                                        600,000        582,348
------------------------------------------------------------------------
HealthCare REIT, Inc., Sr. Unsec. Notes,
  7.50%, 08/15/07                                 500,000        510,725
------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                 210,000        211,050
------------------------------------------------------------------------
Spieker Properties LP, Unsec. Deb., 7.50%,
  10/01/27                                        200,000        200,270
========================================================================
                                                               1,504,393
========================================================================

REINSURANCE-0.52%

GE Global Insurance Holdings Corp., Unsec.
  Notes, 7.75%, 06/15/30                          500,000        586,725
========================================================================

SOVEREIGN DEBT-8.51%

Quebec (Province of) (Canada), Yankee Deb.,
  7.50%, 07/15/23                                 750,000        878,145
------------------------------------------------------------------------
Republic of Brazil (Brazil)
  Bonds, 11.63%, 04/15/04                       1,228,000      1,194,230
------------------------------------------------------------------------
  Unsec. Unsub. Bonds, 8.88%, 04/15/24          4,462,000      2,576,783
------------------------------------------------------------------------
  Unsub. Notes, 14.50%, 10/15/09                2,415,000      2,283,383
------------------------------------------------------------------------
Republic of Panama (Panama), Bonds, 8.88%,
  09/30/27                                        304,000        272,225
------------------------------------------------------------------------
Republic of Turkey (Turkey)
  Bonds, 11.88%, 11/05/04                         115,000        117,013
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 12.38%, 06/15/09       115,000        107,238
------------------------------------------------------------------------
Republic of Venezuela (Venezuela)
  Unsec. Bonds, 9.25%, 09/15/27                 1,683,000      1,120,878
------------------------------------------------------------------------
  Unsec. Bonds, 9.25%, 09/15/27                   817,000        545,971
------------------------------------------------------------------------
United Mexican States-Series A (Mexico),
  Notes, 9.88%, 02/01/10                          420,000        466,200
========================================================================
                                                               9,562,066
========================================================================

SPECIALTY STORES-0.47%

United Rentals (North America) Inc., Sr.
  Unsec. Gtd. Notes, 10.75%, 04/15/08(b)          500,000        527,500
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.60%

SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                                440,000        356,400
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
TELECOMMUNICATIONS EQUIPMENT-(CONTINUED)

Spectrasite Holdings, Inc.-Series B, Sr.
  Unsec. Sub. Notes, 12.50%, 11/15/10          $  500,000   $    317,500
========================================================================
                                                                 673,900
========================================================================

TRUCKING-0.82%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                    500,000        531,250
------------------------------------------------------------------------
North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(b)                      435,000        389,325
========================================================================
                                                                 920,575
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.97%

Alamosa Delaware Inc., Sr. Unsec. Gtd. Notes,
  13.63%, 08/15/11                                300,000        310,500
------------------------------------------------------------------------
American Tower Corp., Sr. Notes, 9.38%,
  02/01/09                                        200,000        162,000
------------------------------------------------------------------------
Crown Castle International Corp.
  Sr. Unsec. Disc. Notes, 10.63%, 11/15/07(a)     500,000        412,500
------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%, 08/01/11              570,000        532,950
------------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Notes
  14.00%, 01/15/11                                400,000        382,000
------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                          600,000        417,000
========================================================================
                                                               2,216,950
========================================================================
    Total U.S. Dollar Denominated
      Non-Convertible Bonds & Notes (Cost
      $84,051,208)                                            84,780,576
========================================================================

U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS &
  NOTES-7.93%

ADVERTISING-1.10%

Lamar Advertising Co., Conv. Unsec. Notes,
  5.25%, 09/15/06                               1,300,000      1,238,250
========================================================================

BIOTECHNOLOGY-0.44%

Roche Holding A.G., Conv. Putable Notes,
  0.30%, 01/19/15 (Acquired 03/10/00; Cost
  $624,812)(c)(d)                                 650,000        489,937
========================================================================

BROADCASTING & CABLE TV-1.25%

Charter Communications, Inc., Conv. Bonds,
  5.75%, 10/15/05 (Acquired 10/25/00; Cost
  $1,500,000)(c)                                1,500,000      1,400,625
========================================================================

COMPUTER HARDWARE-0.10%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Putable, Sub. Deb., 8.00%,
  05/01/03 (Acquired 03/07/00; Cost
  $480,000)(c)(e)(f)                              600,000        108,000
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.91%

Verizon Global Funding Corp.,-Series REGS,
  Conv. Sr. Euro Notes, 4.25%, 09/15/05         1,000,000      1,023,947
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.03%

Kerr-McGee Corp., Jr. Conv. Sub. Unsec. Deb.,
  5.25%, 02/15/10                               1,000,000      1,161,250
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

SEMICONDUCTOR EQUIPMENT-0.91%

ASM Lithography Holding N.V. (Netherlands),
  Conv. Yankee Bonds, 4.25%, 11/30/04
  (Acquired 04/05/00; Cost $1,507,813)(c)      $1,250,000   $  1,023,438
========================================================================

SEMICONDUCTORS-0.69%

TranSwitch Corp., Conv. Unsec. Unsub. Notes,
  4.50%, 09/12/05 (Acquired 09/06/00; Cost
  $1,250,000)(c)                                1,250,000        775,000
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.04%

Comverse Technology, Inc., Sr. Unsec. Conv.
  Sub. Notes, 1.50%, 12/02/05 (Acquired
  12/05/00; Cost $1,537,500)(c)                 1,500,000      1,128,750
------------------------------------------------------------------------
Kestrel Solutions, Conv. Sub. Notes, 5.50%,
  07/15/05 (Acquired 07/20/00; Cost
  $750,000)(c)(f)                                 750,000         37,500
========================================================================
                                                               1,166,250
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.46%

Nextel Communications, Inc., Sr. Conv. Notes,
  5.25%, 01/15/10 (Acquired 02/15/00; Cost
  $1,055,000)(c)                                1,000,000        522,500
========================================================================
    Total U.S. Dollar Denominated Convertible
      Bonds & Notes (Cost $12,847,384)                         8,909,197
========================================================================

                                               PRINCIPAL
                                               AMOUNT(g)
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-2.26%

FRANCE-0.55%

Vivendi Environment (Environmental Services),
  Sr. Conv. Gtd. Bonds, 1.50%, 01/01/05  EUR      250,000        618,303
========================================================================

GERMANY-0.12%

Bundesrepublik Deutschland (Sovereign Debt),
  Bonds, 6.50%, 10/14/05                 EUR      135,000        134,137
========================================================================

NETHERLANDS-0.58%

KPNQwest N.V. (Alternative Carriers), Sr.
  Notes, 8.88%, 02/01/08                 EUR    1,100,000        654,880
========================================================================

U.S.A.-0.75%

Fannie Mae (Sovereign Debt), Notes, 7.25%,
  06/20/02                               NZD    2,000,000        835,210
========================================================================

UNITED KINGDOM-0.26%

Jazztel PLC (Integrated Telecommunication
  Services), Sr. Unsec. Euro Notes, 14.00%,
  04/01/09                               EUR    300,000        102,756
------------------------------------------------------------------------
ONO Finance PLC (Broadcasting & Cable TV),
  Sr. Unsec. Gtd. Euro Notes, 13.00%,
  05/31/09                               EUR    300,000        186,707
========================================================================
                                                                 289,463
========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $4,061,138)                                  2,531,993
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-3.28%

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc
  Series B-Pfd. Wts., expiring 11/15/09
    (Acquired 06/13/00; Cost $0)(c)(h)                960   $        528
------------------------------------------------------------------------
  Wts., expiring 11/15/09 (Acquired 06/13/00;
    Cost $0)(c)(h)                                    960            528
========================================================================
                                                                   1,056
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.01%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(c)(h)                            425          8,500
========================================================================

MOVIES & ENTERTAINMENT-0.78%

Reliant Energy, Inc., $1.17 Conv. Pfd              17,000        873,800
========================================================================

MULTI-UTILITIES-1.50%

Mirant Trust I-Series A, $3.13 Conv. Pfd           28,300      1,686,680
========================================================================

PHARMACEUTICALS-0.95%

Pharmacia Corp.-$2.60 Conv. Pfd. ACES              27,000      1,066,500
========================================================================

RAILROADS-0.02%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(c)(h)                  325         21,206
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.02%

Carrier 1 International S.A.
  (Switzerland)-Wts., expiring 02/15/09
  (Acquired 09/03/99; Cost $0)(c)(h)                  150            675
------------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(c)(h)                  400         28,100
========================================================================
                                                                  28,775
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $4,334,476)                              3,686,517
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-12.61%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-5.07%

Pass Through Ctfs.,
  7.00%, 07/01/29                              $   54,000         56,412
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.50%, 12/01/31                               5,109,000      5,259,077
------------------------------------------------------------------------
Unsec. Notes,
  5.13%, 10/15/08                                 165,000        170,085
------------------------------------------------------------------------
  5.50%, 09/15/11                                 200,000        209,224
========================================================================
                                                               5,694,798
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-7.54%

Pass Through Ctfs.,
  8.50%, 02/01/28                              $  835,204   $    900,710
------------------------------------------------------------------------
  7.50%, 08/01/29 to 04/01/31                   2,492,878      2,615,826
------------------------------------------------------------------------
Pass Through Ctfs.,
  6.50%, 10/01/16                                  54,000         56,177
------------------------------------------------------------------------
  8.00%, 06/01/31                               1,559,039      1,648,684
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.50%, 12/01/31                               3,110,000      3,198,440
------------------------------------------------------------------------
Unsec. Notes,
  6.00%, 05/15/11                                  54,000         58,505
========================================================================
                                                               8,478,342
========================================================================
    Total U.S. Government Agency Securities
      (Cost $13,948,245)                                      14,173,140
========================================================================

U.S. TREASURY SECURITIES-1.98%

U.S. TREASURY NOTES-1.98%

  5.00%, 08/15/11                               2,100,000      2,221,086
========================================================================
    Total U.S. Treasury Securities (Cost
      $2,167,078)                                              2,221,086
========================================================================

ASSET-BACKED SECURITIES-0.89%

DIVERSIFIED FINANCIAL SERVICES-0.48%

Citicorp Lease-Class A2, Series 1999-1, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00; Cost $493,835)(c)                     500,000        536,670
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

ELECTRIC UTILITIES-0.41%

Beaver Valley II Funding Corp., SLOBS, Deb.,
  9.00%, 06/01/17                              $  400,000   $    465,452
========================================================================
    Total Asset-Backed Securities (Cost
      $887,719)                                                1,002,122
========================================================================

                                                 SHARES
MONEY MARKET FUNDS-1.15%

STIC Liquid Assets Portfolio(i)                   646,901        646,901
------------------------------------------------------------------------
STIC Prime Portfolio(i)                           646,901        646,901
========================================================================
    Total Money Market Funds (Cost
      $1,293,802)                                              1,293,802
========================================================================
TOTAL INVESTMENTS-105.54% (Cost $123,591,050)                118,598,433
========================================================================
OTHER ASSETS LESS LIABILITIES-(5.54%)                         (6,221,287)
========================================================================
NET ASSETS-100.00%                                          $112,377,146
________________________________________________________________________
========================================================================

Investment Abbreviations:

ACES    - Automatically Convertible Equity Security
Conv.   - Convertible
Ctfs    - Certificates
Deb.    - Debentures
Disc.   - Discounted
EUR     - Euro Dollar
Gtd.    - Guaranteed
Jr.     - Junior
NZD     - New Zealand Dollar
Pfd.    - Preferred
REGS    - Regulation S
REIT    - Real Estate Investment Trust
Sec.    - Secured
SLOBS   - Secured Lease Obligations
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $10,088,845, which represented 8.98% of the Fund's net assets.
(d) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(f) Security fair valued in accordance with the procedures established by the Board of Trustees.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $123,591,050)                                 $118,598,433
------------------------------------------------------------
Receivables for:
  Investments sold                                   929,689
------------------------------------------------------------
  Fund shares sold                                   182,996
------------------------------------------------------------
  Dividends and interest                           2,049,741
------------------------------------------------------------
  Foreign currency contracts outstanding              15,178
------------------------------------------------------------
Other assets                                          12,796
============================================================
    Total assets                                 121,788,833
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            8,711,796
------------------------------------------------------------
  Fund shares reacquired                             508,864
------------------------------------------------------------
Accrued distribution fees                             94,748
------------------------------------------------------------
Accrued transfer agent fees                           29,899
------------------------------------------------------------
Accrued operating expenses                            66,380
============================================================
    Total liabilities                              9,411,687
============================================================
Net assets applicable to shares outstanding     $112,377,146
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 62,707,523
____________________________________________________________
============================================================
Class B                                         $ 47,582,269
____________________________________________________________
============================================================
Class C                                         $  2,087,354
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            7,263,090
____________________________________________________________
============================================================
Class B                                            5,499,654
____________________________________________________________
============================================================
Class C                                              241,463
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       8.63
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.63 divided
      by 95.25%)                                $       9.06
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       8.65
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       8.64
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Interest                                         $10,495,754
------------------------------------------------------------
Dividends                                            221,426
------------------------------------------------------------
Dividends from affiliated money market funds         102,244
============================================================
    Total investment income                       10,819,424
============================================================

EXPENSES:

Advisory fees                                        869,457
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        29,357
------------------------------------------------------------
Distribution fees -- Class A                         184,652
------------------------------------------------------------
Distribution fees -- Class B                         659,005
------------------------------------------------------------
Distribution fees -- Class C                          12,668
------------------------------------------------------------
Interest                                                 895
------------------------------------------------------------
Transfer agent fees                                  394,478
------------------------------------------------------------
Trustees' fees                                         9,989
------------------------------------------------------------
Other                                                112,463
============================================================
    Total expenses                                 2,322,964
============================================================
Less: Fees waived                                   (619,956)
------------------------------------------------------------
    Expenses paid indirectly                          (5,587)
============================================================
    Net expenses                                   1,697,421
============================================================
Net investment income                              9,122,003
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (7,135,805)
------------------------------------------------------------
  Foreign currencies                                  41,986
------------------------------------------------------------
  Foreign currency contracts                          16,540
============================================================
                                                  (7,077,279)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                              128,668
------------------------------------------------------------
  Foreign currencies                                   7,883
------------------------------------------------------------
  Foreign currency contracts                         (29,369)
============================================================
                                                     107,182
============================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                       (6,970,097)
============================================================
Net increase in net assets resulting from
  operations                                     $ 2,151,906
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001             2000
                                                              -------------    -------------
OPERATIONS:

  Net investment income                                       $   9,122,003    $  11,458,948
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts & swap agreements                                  (7,077,279)     (27,624,530)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts & swap agreements                                     107,182       12,583,172
============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                  2,151,906       (3,582,410)
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (4,180,316)      (3,110,833)
--------------------------------------------------------------------------------------------
  Class B                                                        (4,789,082)      (4,335,943)
--------------------------------------------------------------------------------------------
  Class C                                                           (94,741)         (20,220)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                         --           (1,231)
--------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                           (65,346)      (1,297,698)
--------------------------------------------------------------------------------------------
  Class B                                                           (81,727)      (2,088,596)
--------------------------------------------------------------------------------------------
  Class C                                                            (1,579)          (9,264)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                         --           (2,240)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        16,986,137      (14,226,418)
--------------------------------------------------------------------------------------------
  Class B                                                       (25,288,755)     (33,405,587)
--------------------------------------------------------------------------------------------
  Class C                                                         1,712,350          279,127
--------------------------------------------------------------------------------------------
  Advisor Class*                                                         --         (104,641)
============================================================================================
    Net increase (decrease) in net assets                       (13,651,153)     (61,905,954)
============================================================================================

NET ASSETS:

  Beginning of year                                             126,028,299      187,934,253
============================================================================================
  End of year                                                 $ 112,377,146    $ 126,028,299
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 238,103,790    $ 244,842,709
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (20,429)          (3,518)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts & swap agreements             (120,728,575)    (113,726,070)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                    (4,977,640)      (5,084,822)
============================================================================================
                                                              $ 112,377,146    $ 126,028,299
____________________________________________________________________________________________
============================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Strategic Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income, and its secondary investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On October 31, 2001, undistributed net investment income was increased by $73,877, undistributed net realized gains increased by $74,774 and paid in capital decreased by $148,651 as a result of book/tax differences due to foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $120,664,368 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD      EXPIRATION
   ------------      ----------
   $ 65,749,433   October 31, 2003
   -------------------------------
      6,435,251   October 31, 2006
   -------------------------------
     15,371,600   October 31, 2007
   -------------------------------
     26,076,211   October 31, 2008
   -------------------------------
      7,031,873   October 31, 2009
   ===============================
   $120,664,368
   _______________________________
   ===============================


E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

   Outstanding foreign currency contracts at October 31, 2001 were as follows:

                                 CONTRACT TO                       UNREALIZED
   SETTLEMENT               ----------------------                APPRECIATION
      DATE      CURRENCY     DELIVER      RECEIVE      VALUE     (DEPRECIATION)
   ----------  ----------   ----------   ---------   ---------   --------------
   01/07/02       EUR         (625,000)  $577,637    $561,132       $16,505
   01/07/02       NZD         (700,000)   285,180     286,507        (1,327)
   ============================================================================
                            (1,325,000)  $862,817    $847,639       $15,178
   ____________________________________________________________________________
   ============================================================================

G. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

   Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

I. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO (NY), Inc. is the Fund's subadvisor. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $1 billion of the Fund's average daily net assets, plus 0.675% on the next $1 billion of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $2.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A shares to 1.50%. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $619,956.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $220,333 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class a shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $184,652, $659,005 and $12,668, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $17,139 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $3,289 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the year ended October 31, 2001, the Fund paid no expenses with respect to this firm.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,039 and reductions in custodian fees of $3,548 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,587.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan. During the year ended October 31, 2001, there were no securities on loan.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $101,175,179 and $107,273,697, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 4,422,002
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (9,463,648)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $(5,041,646)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $123,640,079.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2001 and the year ended October 31, 2000 were as follows:

                                                          2001                          2000
                                               --------------------------    --------------------------
                                                 SHARES         AMOUNT         SHARES         AMOUNT
                                               ----------    ------------    ----------    ------------
Sold:
  Class A                                       4,333,296    $ 38,745,589     1,203,928    $ 11,556,535
-------------------------------------------------------------------------------------------------------
  Class B                                       1,325,776      12,001,880       727,886       7,090,652
-------------------------------------------------------------------------------------------------------
  Class C                                         329,487       2,937,367        51,395         500,167
-------------------------------------------------------------------------------------------------------
  Advisor Class*                                       --              --            25             256
=======================================================================================================
Issued as reinvestment of dividends:
  Class A                                         334,882       2,995,798       324,043       3,148,620
-------------------------------------------------------------------------------------------------------
  Class B                                         319,936       2,878,924       380,663       3,710,538
-------------------------------------------------------------------------------------------------------
  Class C                                           8,539          75,695         2,405          23,176
-------------------------------------------------------------------------------------------------------
  Advisor Class*                                       --              --            70             715
=======================================================================================================
Conversion of Advisor Class shares to Class A
  shares:**
  Class A                                              --              --        10,457         105,612
-------------------------------------------------------------------------------------------------------
  Advisor Class*                                       --              --       (10,415)       (105,612)
=======================================================================================================
Reacquired:
  Class A                                      (2,735,274)    (24,755,250)   (2,984,827)    (29,037,185)
-------------------------------------------------------------------------------------------------------
  Class B                                      (4,495,292)    (40,169,559)   (4,475,397)    (44,206,777)
-------------------------------------------------------------------------------------------------------
  Class C                                        (149,291)     (1,300,712)      (25,784)       (244,216)
=======================================================================================================
                                                 (727,941)   $ (6,590,268)   (4,795,551)   $(47,457,519)
_______________________________________________________________________________________________________
=======================================================================================================

 * Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).

** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2001       2000(a)     1999      1998(a)       1997
                                                              -------    --------    -------    --------    --------
Net asset value, beginning of period                          $  9.17    $ 10.13     $ 10.80    $  12.00    $  11.76
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.72       0.77        0.68        0.91(b)     0.74
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.53)     (0.99)      (0.66)      (1.27)       0.34
====================================================================================================================
    Total from investment operations                             0.19      (0.22)       0.02       (0.36)       1.08
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.72)     (0.52)      (0.65)      (0.65)      (0.78)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         --          --          --       (0.06)
--------------------------------------------------------------------------------------------------------------------
  Returns of capital                                            (0.01)     (0.22)      (0.04)      (0.19)         --
====================================================================================================================
    Total distributions                                         (0.73)     (0.74)      (0.69)      (0.84)      (0.84)
====================================================================================================================
Net asset value, end of period                                $  8.63    $  9.17     $ 10.13    $  10.80    $  12.00
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                  2.05%     (2.35)%      0.06%      (3.41)%      9.40%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $62,708    $48,865     $68,675    $102,280    $138,715
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.05%(d)   1.21%       1.41%       1.56%       1.44%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.57%(d)   1.57%       1.41%       1.56%       1.44%
====================================================================================================================
Ratio of net investment income to average net assets             7.94%(d)   7.84%       6.44%       7.73%       6.18%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            89%       309%        235%        306%        149%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c)  Does not include sales charges.
(d)  Ratios are based on average daily net assets of $52,757,795.

                                                                                     CLASS B
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2001      2000(a)      1999      1998(a)       1997
                                                              -------    -------    --------    --------    --------
Net asset value, beginning of period                          $  9.18    $ 10.15    $  10.81    $  12.01    $  11.77
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.65       0.71        0.62        0.84(b)     0.67
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.51)     (1.01)      (0.66)      (1.28)       0.33
====================================================================================================================
    Total from investment operations                             0.14      (0.30)      (0.04)      (0.44)       1.00
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.66)     (0.45)      (0.58)      (0.57)      (0.71)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         --          --          --       (0.05)
--------------------------------------------------------------------------------------------------------------------
  Returns of capital                                            (0.01)     (0.22)      (0.04)      (0.19)         --
====================================================================================================================
    Total distributions                                         (0.67)     (0.67)      (0.62)      (0.76)      (0.76)
====================================================================================================================
Net asset value, end of period                                $  8.65    $  9.18    $  10.15    $  10.81    $  12.01
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                  1.47%     (3.11)%     (0.52)%     (4.04)%      8.70%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $47,582    $76,680    $118,904    $188,660    $281,376
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.70%(d)   1.86%       2.07%       2.21%       2.09%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.22%(d)   2.22%       2.07%       2.21%       2.09%
====================================================================================================================
Ratio of net investment income to average net assets             7.29%(d)   7.18%       5.78%       7.08%       5.53%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            89%       309%        235%        306%        149%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c)  Does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $65,900,432.

                                                                               CLASS C
                                                              -----------------------------------------
                                                                                          MARCH 1, 1999
                                                                                           (DATE SALES
                                                              YEAR ENDED OCTOBER 31,      COMMENCED) TO
                                                              -----------------------      OCTOBER 31,
                                                               2001          2000(a)          1999
                                                              -------        --------     -------------
Net asset value, beginning of period                          $ 9.17          $10.14         $10.78
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.65            0.70           0.33
-------------------------------------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)      (0.51)          (1.00)         (0.63)
=======================================================================================================
    Total from investment operations                            0.14           (0.30)         (0.30)
=======================================================================================================
Less distributions:
  Dividends from net investment income                         (0.66)          (0.45)         (0.31)
-------------------------------------------------------------------------------------------------------
  Returns of capital                                           (0.01)          (0.22)         (0.03)
=======================================================================================================
    Total distributions                                        (0.67)          (0.67)         (0.34)
=======================================================================================================
Net asset value, end of period                                $ 8.64          $ 9.17         $10.14
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                 1.47%          (3.12)%        (1.80)%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,087          $  484         $  251
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.70%(c)        1.86%          2.07%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.22%(c)        2.22%          2.07%(d)
=======================================================================================================
Ratio of net investment income to average net assets            7.29%(c)        7.18%          5.78%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate                                           89%            309%           235%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,266,827.
(d)  Annualized.

                            PART C: OTHER INFORMATION

Item 23.     Exhibits


a       (1)    -  (a) Agreement and Declaration of Trust of Registrant, dated
                  May 7, 1998.(1)

               - (b) First Amendment, dated September 8, 1998, to Agreement and Declaration of Trust of Registrant.(2)

               - (c) Second Amendment, dated December 10, 1998, to Agreement and Declaration of Trust of Registrant.(3)

               - (d) Third Amendment, dated February 4, 1999, to Agreement and Declaration of Trust of Registrant.(4)

               - (e) Fourth Amendment, dated February 16, 1999, to Agreement and Declaration of Trust of Registrant.(4)

               - (f) Fifth Amendment, dated February 11, 2000, to Agreement and Declaration of Trust of Registrant.(5)

               - (g) Amendment No. 6, dated May 24, 2000, to Agreement and Declaration of Trust of Registrant.(5)

               - (h) Amendment No. 7, dated June 12, 2000, to Agreement and Declaration of Trust of Registrant.(5)

               - (i) Amendment No. 8, dated June 19, 2000, to Agreement and Declaration of Trust of Registrant.(5)

               - (j) Amendment No. 9, dated December 5, 2000, to Agreement and Declaration of Trust of Registrant.(5)

               - (k) Amendment No. 10, dated September 1, 2001, to Agreement and Declaration of Trust of Registrant.(6)

               - (l) Amendment No. 11 , dated September 28, 2001, to Agreement and Declaration of Trust of Registrant.(6)

b       (1)    -  (a) Amended and Restated By-Laws of Registrant, adopted effective May 7, 1998, amended effective December 10, 1998.(4)

               - (b) First Amendment, dated June 15, 1999, to Amended and Restated By-Laws of Registrant.(4)

c              -  Articles II, VI, VII, VIII and IX of the Agreement and
                  Declaration of Trust, as amended, and Articles IV, V, VI, VII and VIII, of the By-Laws, as amended, as previously filed, define rights of holders of shares.

d       (1)    -  (a) Master Investment Advisory Agreement, dated September 11,
                  2000, between Registrant and A I M Advisors, Inc.(5)

               - (b) Amendment No. 1, dated September 1, 2001, to the Master Investment Advisory Agreement.(6)

               - (c) Amendment No. 2, dated December 28, 2001, to the Master Investment Advisory Agreement.(7)

        (2) - Master Intergroup Sub-Advisory Contract for Mutual Funds, dated September 1, 2001, between A I M Advisors Inc. and INVESCO Asset Management Limited.(6)

e       (1)    -  (a) First Amended and Restated Master Distribution Agreement,
                  dated July 1, 2000, between Registrant (on behalf of its Class A and Class C Shares) and A I M Distributors, Inc.(5)

               - (b) Amendment No. 1, dated September 10, 2001, to the First Amended and Restated Master Distribution Agreement between Registrant (on behalf of its Class A and Class C Shares) and A I M Distributors, Inc.(6)

               - (c) Amendment No. 2, dated December 28, 2001, to the First Amended and Restated Master Distribution Agreement, between Registrant (on behalf of its Class A and Class C Shares) and A I M Distributors, Inc.(7)

        (2)    -  (a) First Amended and Restated Master Distribution
                  Agreement, dated December 31, 2000, between Registrant (on behalf of its Class B Shares) and A I M Distributors, Inc.(5)

               - (b) Amendment No. 1 dated September 10, 2001, to the First Amended and Restated Master Distribution Agreement, between Registrant (on behalf of its Class B Shares) and A I M Distributors, Inc.(6)

               - (c) Amendment No. 2, dated December 28, 2001, to the First Amended and Restated Master Distribution Agreement between Registrant (on behalf of its Class B Shares) and A I M Distributors, Inc.(7)

        (3) - Form of Selected Dealer Agreement between A I M Distributors, Inc. and selected dealers.(5)

        (4) - Form of Bank Selling Group Agreement between A I M Distributors, Inc and banks.(3)

f       (1)    -  Form of AIM Funds Director Deferred Compensation Agreement for
                  Registrant's Non-Affiliated Directors, as amended,
                  September 28, 2001.(7)

        (2) - AIM Funds Retirement Plan for Eligible Directors/Trustees, as restated October 1, 2001.(7)

g       (1)    -  (a) Master Custodian Contract, dated May 1, 2000, between
                  Registrant and State Street Bank and Trust Company.(5)

               - (b) Amendment, dated May 1, 2000, to Master Custodian Contract.(5)

               - (c) Amendment, dated June 29, 2001, to Master Custodian Contract.(7)

        (2) - (a) Subcustodian Agreement, dated September 9, 1994, between Registrant, Texas Commerce Bank National Association, State Street Bank and Trust Company and A I M Fund Services, Inc.(6)

               - (b) Amendment No. 1, dated October 2, 1998, to Subcustodian Agreement between Registrant, Chase Bank of Texas, N.A. (formerly Texas Commerce Bank), State Street Bank and Trust Company and A I M Fund Services, Inc.(6)

        (3) - Subcustodian Agreement, dated January 20, 1993, between State Street Bank and Trust Company and the Bank of New York.(7)

        (4) - Foreign Assets Delegation Agreement, dated June 29, 2001, between Registrant and A I M Advisors, Inc.(7)

h       (1)    -  (a) Transfer Agency and Service Agreement, dated
                  September 8, 1998, between Registrant and A I M Fund Services,
                  Inc.(2)

               - (b) Amendment No. 1, dated March 1, 1999, to Transfer Agency and Services Agreement between Registrant and A I M Fund Services, Inc.(4)

               - (c) Amendment No. 2, dated July 1, 1999, to Transfer Agency and Services Agreement between Registrant and A I M Fund Services, Inc.(4)

               - (d) Amendment No. 3, dated July 1, 1999, to Transfer Agency and Services Agreement between Registrant and A I M Fund Services, Inc.(4)

               - (e) Amendment No. 4, dated February 11, 2000, to Transfer Agency and Services Agreement between Registrant and A I M Fund Services, Inc.(4)

               - (f) Amendment No. 5, dated July 1, 2000, to the Transfer Agency and Services Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc. (5)

        (2) - (a) Remote Access and Related Services Agreement, dated as of December 23, 1994.(1)

               - (b) Amendment No. 1, dated October 4, 1995, to the Remote Access and Related Services Agreement. (1)

               - (c) Addendum No. 2, dated October 12, 1995, to the Remote Access and Related Services Agreement. (1)

               - (d) Amendment No. 3, dated February 1, 1997, to the Remote Access and Related Services Agreement. (1)

               - (e) Exhibit 1, effective as of August 4, 1997, to the Remote Access and Related Services Agreement. (1)

               - (f) Amendment No. 4, dated June 30, 1998, to the Remote Access and Related Services Agreement. (2)

               - (g) Amendment No. 5, dated July 1, 1998, to the Remote Access and Related Services Agreement. (2)

               - (h) Amendment No. 6, dated August 30, 1999, to the Remote Access and Related Services Agreement. (5)

               - (i) Amendment No. 7, dated February 29, 2000, to the Remote Access and Related Services Agreement for IMPRESSPlus Forms Processing Software between Registrant and FIRST DATA INVESTOR SERVICES GROUP, INC. (5)

               - (j) Amendment No. 8, dated June 26, 2000, to the Remote Access and Related Services Agreement for AccessTA Services, dated December 23, 1994, between Registrant and PFPC Inc. (5)

               - (k) Amendment No. 9, dated June 26, 2000, Restated and Amended Amendment No. 6 to the Remote Access and Related Services Agreement for IMPRESSNetTM Services, dated December 23, 1994, between Registrant and PFPC Inc.(5)

               - (l) Amendment No. 10, dated July 28, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994. between Registrant and PFPC Inc.(5)

               - (m) Letter amendment, dated August 22, 2000, to Amendment No. 9, dated June 26, 2000 to the Remote Access and Related Services Agreement for IMPRESSNetTM Services, dated December 23, 1994, between Registrant and PFPC Inc.(5)

        (3) - Preferred Registration Technology Escrow Agreement, dated September 10, 1997.(1)

        (4) - (a) Master Administrative Services Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(5)

               - (b) Amendment No. 1, dated September 1, 2001, to the Master Administrative Services Agreement between Registrant and A I M Advisors, Inc.(6)

               - (c) Amendment No. 2, dated December 28, 2001, to the Master Administrative Services Agreement between Registrant and A I M Advisors, Inc.(7)

        (5) - Memorandum of Agreement, regarding securities lending, dated September 1, 2000, between Registrant (on behalf of all Funds) and A I M Advisors, Inc.(7)

        (6) - Memorandum of Agreement, regarding expense limitations, dated July 1, 2001, between Registrant (on behalf of all Funds) and A I M Advisors, Inc.(7)

        (7) - Interfund Loan Agreement, dated September 18, 2001, between Registrant and A I M Advisors, Inc.(6)

i                 Legal Opinion - None.

j       (1)    -  Consent of Ballard Spahr Andrews & Ingersoll LLP.(7)

        (2)    -  Consent of PricewaterhouseCoopers LLP.(7)

k              -  Financial Statements - None.

l              -  Agreement Concerning Initial Capitalization of Registrant's
                  AIM Global Biotech  Fund, dated December 28, 2001.(7)

m       (1)    -  (a) Second Amended and Restated Master Distribution Plan of
                  Registrant, effective as of July 1, 2000, with respect to Class A and Class C Shares.(5)

               - (b) Amendment No. 1, dated September 10, 2001, to Registrant's Second Amended and Restated Master Distribution Plan on behalf of its Class A and Class C Shares. (6)

               - (c) Amendment No. 2, dated December 28, 2001, to Registrant's Second Amended and Restated Distribution Plan on behalf of its Class A and Class C Shares. (7)

        (2) - (a) First Amended and Restated Master Distribution Plan, effective as of December 31, 2000, with respect to Class B Shares.(5)

               - (b) Amendment No. 1, dated September 10, 2001, to Registrant's First Amended and Restated Distribution Plan on behalf of its Class B Shares.(6)

               - (c) Amendment No. 2, dated December 28, 2001, to Registrant's First Amended and Restated Distribution Plan on behalf of its Class B Shares.(7)

        (3) - Form of Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan.(6)


        (4) - Form of Bank Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan.(6)


        (5) - Form of Variable Group Annuity Contractholder Service Agreement to be used in connection with Registrant's Master Distribution Plan.(6)


        (6) - Form of Agency Pricing Agreement to be used in connection with Registrant's Master Distribution Plan.(6)


        (7) - Form of Service Agreement for Bank Trust Departments and for Brokers for Bank Trust Departments to be used in connection with Registrant's Master Distribution Plan.(6)


        (8) - Form of Shareholder Service Agreement for Shares of the AIM Mutual Funds to be used in connection with Registrant's Master Distribution Plan.(6)



(n)            -  Multiple Class Plan of The AIM Family of Funds (R), effective
                  December 12, 2001.(7)


(o)            -  Reserved.


(p)     (1)    -  A I M Management Group Inc. Code of Ethics, as last amended
                  February 24, 2000(7)


        (2) - AIM Funds Code of Ethics of Registrant, effective September 28, 2000.(5)

-----------


(1)  Incorporated herein by reference to PEA No. 55, filed on August 26, 1998.


(2)  Incorporated herein by reference to PEA No. 56, filed on December 30, 1998.


(3)  Incorporated herein by reference to PEA No. 57, filed on February 22, 1999.


(4)  Incorporated herein by reference to PEA No. 58, filed on February 24, 2000.


(5)  Incorporated herein by reference to PEA No. 59, filed on February 28, 2001.


(6)  Incorporated herein by reference to PEA No. 60, filed on October 12, 2001.


(7)  Filed herewith electronically.


Item 24.       Persons Controlled by or Under Common Control with the Fund

        None.


Item 25.       Indemnification

        Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, provides for indemnification of certain persons acting on behalf of the Registrant. Article VIII, Section 8.1 provides that a Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission, or obligation of the Registrant or any Trustee; provided, however, that nothing contained in the Registrant's Agreement and Declaration of Trust or in the Delaware Business Trust Act shall protect any Trustee against any liability to the Registrant or the Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee.

        Article VIII, Section 3 of the Registrant's By-Laws, as amended, also provides that every person who is, or has been, a Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by the Delaware Business Trust Act, the Registrant's By-Laws and other applicable law.

        A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM and their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.


        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue. Insurance coverage is provided under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.


        Section 7 of the Sub-Advisory Contract between AIM and INVESCO Asset Management Limited (collectively, the "Sub-Advisory Contract") provides that the Sub-advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-advisor in the performance by the Sub-advisor of its duties or from reckless disregard by the Sub-advisor of its obligations and duties under the Sub-Advisory Contract.

Item 26.       Business and Other Connections of the Investment Advisor


        The only employment of a substantial nature of the Advisor's trustees and officers is with the Advisor and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of the officers and directors of INVESCO Asset Management (Limited) reference is made to Form ADV filed under the Investment Advisers Act of 1940 by INVESCO Asset Management Limited herein incorporated by reference. Reference is also made to the caption "Fund Management--The Advisor" in the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of the Registration Statement, and to Item 27(b) of this Part C.


Item 27.       Principal Underwriters

        (a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:

                    AIM Advisor Funds
                    AIM Equity Funds
                    AIM Floating Rate Fund
                    AIM Funds Group
                    AIM Growth Series
                    AIM International Funds, Inc.
                    AIM Investment Securities Funds
                    AIM Series Trust

                    AIM Special Opportunities Funds
                    AIM Summit Fund
                    AIM Tax-Exempt Funds
                    AIM Variable Insurance Funds

(b)

Name and Principal                       Position and Offices with                        Positions and Offices
Business Address*                           Underwriter                                   with Registrant
-----------------                           -----------                                   ---------------
Robert H. Graham                         Chairman & Director                              Chairman, President &
                                                                                          Trustee

Michael J. Cemo                          President, Chief Executive Officer               None
                                         & Director

Gary T. Crum                             Director                                         Senior Vice President

James L. Salners                         Executive Vice President                         None

Marilyn M. Miller                        Senior Vice President                            None

Gene L. Needles                          Senior Vice President                            None

Mark D. Santero                          Senior Vice President                            None

Leslie A. Schmidt                        Senior Vice President                            None

James E. Stueve                          Senior Vice President                            None

Michael C. Vessels                       Senior Vice President                            None

James R. Anderson                        Vice President & Chief                           None
                                         Compliance Officer

Dawn M. Hawley                           Vice President & Treasurer                       None

Ofelia M. Mayo                           Vice President, General Counsel                  Assistant Secretary
                                         & Assistant Secretary

Mary A. Corcoran                         Vice President                                   None

Sidney M. Dilgren                        Vice President                                   None

Tony D. Green                            Vice President                                   None


Kim T. McAuliffe                         Vice President                                   None

-------------------------------
*        11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

Name and Principal                       Position and Offices with                        Positions and Offices
Business Address*                           Underwriter                                   with Registrant
-----------------                           -----------                                   ---------------
Carol F. Relihan                         Vice President                                   Senior Vice President
                                                                                          & Secretary

Linda L. Warriner                        Vice President                                   None

Kathleen J. Pflueger                     Secretary                                        Assistant Secretary

            (c)      None

Item 28. Location of Accounts and Records

         A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and the Registrant's Transfer Agent and Dividend Paying Agent, A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739.

Item 29. Management Services

         None.


Item 30. Undertakings

         Not Applicable.




-----------------------
*        11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 30th day of January , 2002.

                                       REGISTRANT: AIM INVESTMENT FUNDS

                                       By: /s/ ROBERT H. GRAHAM
                                           -------------------------------------
                                           Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                  SIGNATURES                                            TITLE                             DATE
                  ----------                                            -----                             ----

            /s/ ROBERT H. GRAHAM                            Chairman, Trustee & President           January 30, 2002
          --------------------------                        (Principal Executive Officer)
              (Robert H. Graham)

             /s/ FRANK S. BAYLEY                                       Trustee                      January 30, 2002
         ---------------------------
              (Frank S. Bayley)

             /s/ BRUCE L. CROCKETT                                     Trustee                      January 30, 2002
         ---------------------------
               (Bruce L. Crockett)

            /s/ ALBERT R. DOWDEN                                       Trustee                      January 30, 2002
         ---------------------------
               (Albert R. Dowden)

           /s/ EDWARD K. DUNN, Jr.                                     Trustee                      January 30, 2002
         ---------------------------
            (Edward K. Dunn, Jr.)

              /s/ JACK M. FIELDS                                       Trustee                      January 30, 2002
         ---------------------------
                (Jack M. Fields)

              /s/ CARL FRISCHLING                                      Trustee                      January 30, 2002
         ---------------------------
                (Carl Frischling)

            /s/ PREMA MATHAI-DAVIS                                     Trustee                      January 30, 2002
         ---------------------------
              (Prema Mathai-Davis)

             /s/ LEWIS F. PENNOCK                                      Trustee                      January 30, 2002
         ---------------------------
               (Lewis F. Pennock)

            /s/ RUTH H. QUIGLEY                                        Trustee                      January 30, 2002
         ---------------------------
               (Ruth H. Quigley)

             /s/ LOUIS S. SKLAR                                        Trustee                      January 30, 2002
         ---------------------------
               (Louis S. Sklar)

              /s/ DANA R. SUTTON                            Vice President & Treasurer              January 30, 2002
         ---------------------------                         (Principal Financial and
               (Dana R. Sutton)                                  Accounting Officer)


                                      INDEX

Exhibit No.       Description
-----------       -----------
d(1)(c)           Amendment No. 2, dated December 28, 2001, to the Master Investment Advisory Agreement.

e(1)(c)           Amendment No. 2, dated December 28, 2001, to the First Amended and Restated Master
                  Distribution Agreement, between Registrant (on behalf of its Class A and Class C Shares) and A
                  I M Distributors, Inc.

e(2)(c)           Amendment No. 2, dated December 28, 2001, to the First Amended and Restated Master
                  Distribution Agreement between Registrant (on behalf of its Class B Shares) and A I M
                  Distributors, Inc.

f(1)              Form of AIM Funds Director Deferred Compensation Agreement for
                  Registrant's Non-Affiliated Directors, as amended, September
                  28, 2001.

f(2)              AIM Funds Retirement Plan for Eligible Directors/Trustees, as restated October 1, 2001.

g(1)(c)           Amendment, dated June 29, 2001, to Master Custodian Contract.

g(3)              Subcustodian Agreement, dated January 20, 1993, between State Street Bank and Trust Company and the Bank of New York.

g(4)              Foreign Assets Delegation Agreement, dated June 29, 2001, between Registrant and A I M
                  Advisors, Inc.

h(4)(c)           Amendment No. 2, dated December 28, 2001, to the Master Administrative Services Agreement
                  between Registrant and A I M Advisors, Inc.

h(5)              Memorandum of Agreement, regarding securities lending, dated
                  September 1, 2000, between Registrant (on behalf of all Funds) and A I M Advisors, Inc.

h(6)              Memorandum of Agreement, regarding expense limitations, dated
                  July 1, 2001, between Registrant (on behalf of all Funds) and
                  A I M Advisors, Inc.

j(1)              Consent of Ballard Spahr Andrews & Ingersoll LLP.

j(2)              Consent of PricewaterhouseCoopers LLP.

l                 Agreement Concerning Initial Capitalization of Registrant's AIM Global Biotech  Fund, dated
                  December 28, 2001.

m(1)(c)           Amendment No. 2, dated December 28, 2001, to Registrant's Second Amended and Restated
                  Distribution Plan on behalf of its Class A and Class C Shares.

m(2)(c)           Amendment No. 2, dated December 28, 2001, to Registrant's First Amended and Restated
                  Distribution Plan on behalf of its Class B Shares.

n                 Multiple Class Plan of The AIM Family of Funds--Registered Trademark--, effective December 12, 2001.

p(1)              A I M Management Group Inc. Code of Ethics, as amended February 24, 2000.